                                 TABLE OF CONENTS

                                                                              PAGE
ARTICLE 1      PURCHASE OF STOCK AND PURCHASE PRICE. . . . . . . . . . . . . .   1
      1.1    Purchase and Sale . . . . . . . . . . . . . . . . . . . . . . . .   1
      1.2    Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . . .   1
      1.3    Purchase Price Adjustment Mechanism . . . . . . . . . . . . . . .   3
      1.4    Rock Creek Earn Out . . . . . . . . . . . . . . . . . . . . . . .   5
      1.5    Option to Repurchase. . . . . . . . . . . . . . . . . . . . . . .   7
      1.6    Purchaser Stock Issued to the Sellers . . . . . . . . . . . . . .   7
      1.7    Additional Consideration. . . . . . . . . . . . . . . . . . . . .   8
ARTICLE 2      REPRESENTATIONS AND WARRANTIES OF THE SELLERS
               AND THE CORPORATION . . . . . . . . . . . . . . . . . . . . . .   8
      2.1    Corporate Organization. . . . . . . . . . . . . . . . . . . . . .   8
      2.2    Subsidiaries and Affiliates . . . . . . . . . . . . . . . . . . .   8
      2.3    Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . .   8
      2.4    Corporate Records . . . . . . . . . . . . . . . . . . . . . . . .   8
      2.5    Authorization . . . . . . . . . . . . . . . . . . . . . . . . . .   8
      2.6    No Violation. . . . . . . . . . . . . . . . . . . . . . . . . . .   9
      2.7    Financial Statements. . . . . . . . . . . . . . . . . . . . . . .   9
      2.8    Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      2.9    Absence of Certain Changes. . . . . . . . . . . . . . . . . . . .  10
      2.10   Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      2.11   Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
      2.12   Title and Related Matters . . . . . . . . . . . . . . . . . . . .  12
      2.13   Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      2.14   Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      2.15   Compliance with Law and Applicable Government Regulations . . . .  14
      2.16   ERISA and Related Matters . . . . . . . . . . . . . . . . . . . .  14
      2.17   Banks, Brokers and Proxies. . . . . . . . . . . . . . . . . . . .  14
      2.18   Intellectual Property . . . . . . . . . . . . . . . . . . . . . .  15
      2.19   Dealings with Affiliates. . . . . . . . . . . . . . . . . . . . .  15
      2.20   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      2.21   Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
ARTICLE 3      ADDITIONAL REPRESENTATIONS OF THE SELLER. . . . . . . . . . . .  16
      3.1    Shares Held For Own Account . . . . . . . . . . . . . . . . . . .  16


                                 TABLE OF CONENTS
                                    (CONTINUED)

                                                                              PAGE
      3.2    No Registration . . . . . . . . . . . . . . . . . . . . . . . . .  16
      3.3    Investment Knowledge. . . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE 4      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER . . . . . . . .  16
      4.1    Corporate Organization. . . . . . . . . . . . . . . . . . . . . .  16
      4.2    Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . .  16
      4.3    Authorization . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      4.4    No Violation. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      4.5    Financial Statements. . . . . . . . . . . . . . . . . . . . . . .  17
      4.6    Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      4.7    Investment Intent . . . . . . . . . . . . . . . . . . . . . . . .  18
      4.8    Acquired Shares . . . . . . . . . . . . . . . . . . . . . . . . .  18
      4.9    Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
ARTICLE 5      REPRESENTATIONS AND WARRANTIES OF RAY . . . . . . . . . . . . .  18
      5.1    Ownership of Stock. . . . . . . . . . . . . . . . . . . . . . . .  18
      5.2    Authorization . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      5.3    Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
ARTICLE 6      COVENANTS OF THE SELLER AND THE CORPORATION . . . . . . . . . .  19
      6.1    Regular Course of Business. . . . . . . . . . . . . . . . . . . .  19
      6.2    Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      6.3    Capital Changes; Pledges. . . . . . . . . . . . . . . . . . . . .  19
      6.4    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      6.5    Capital and Other Expenditures. . . . . . . . . . . . . . . . . .  20
      6.6    Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      6.7    Other Commitments . . . . . . . . . . . . . . . . . . . . . . . .  20
      6.8    Interim Financial Information and Audit . . . . . . . . . . . . .  20
      6.9    Full Access and Disclosure. . . . . . . . . . . . . . . . . . . .  20
      6.10   Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      6.11   Breach of Agreement . . . . . . . . . . . . . . . . . . . . . . .  21
      6.12   Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .  21
ARTICLE 7      COVENANTS OF THE PURCHASER. . . . . . . . . . . . . . . . . . .  21
      7.1    Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      7.2    Breach of Agreement . . . . . . . . . . . . . . . . . . . . . . .  21


                                 TABLE OF CONENTS
                                    (CONTINUED)

                                                                              PAGE
      7.3    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .  21
ARTICLE 8      OTHER AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  21
      8.1    Tax Periods Beginning Before and Ending after the Closing Date. .  21
      8.2    Audits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      8.3    Employment, Non-Competition and Incentive Compensation Agreements  22
      8.4    Further Assurances. . . . . . . . . . . . . . . . . . . . . . . .  22
      8.5    No Solicitation or Negotiation. . . . . . . . . . . . . . . . . .  22
      8.6    Indemnification and Release from Agreements of Personal Guaranty.  22
ARTICLE 9      CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. . . . . . . . .  23
      9.1    Representations and Warranties; Performance . . . . . . . . . . .  23
      9.2    Consents and Approvals. . . . . . . . . . . . . . . . . . . . . .  23
      9.3    Opinion of the Sellers' Counsel . . . . . . . . . . . . . . . . .  23
      9.4    No Material Adverse Change. . . . . . . . . . . . . . . . . . . .  23
      9.5    No Proceeding or Litigation . . . . . . . . . . . . . . . . . . .  23
      9.6    Proceedings and Documents . . . . . . . . . . . . . . . . . . . .  23
      9.7    Secretary's Certificate . . . . . . . . . . . . . . . . . . . . .  24
      9.8    Certificates of Good Standing . . . . . . . . . . . . . . . . . .  24
      9.9    Employment Agreements . . . . . . . . . . . . . . . . . . . . . .  24
      9.10   Voting Agreement and Escrow Agreement . . . . . . . . . . . . . .  24
      9.11   Other Documents . . . . . . . . . . . . . . . . . . . . . . . . .  24
ARTICLE 10     CONDITIONS TO THE OBLIGATIONS OF THE SELLERS AND
               THE CORPORATION . . . . . . . . . . . . . . . . . . . . . . . .  24
      10.1   Representations and Warranties; Performance . . . . . . . . . . .  24
      10.2   Consents and Approvals. . . . . . . . . . . . . . . . . . . . . .  24
      10.3   Opinion of the Purchaser's Counsel. . . . . . . . . . . . . . . .  25
      10.4   No Proceeding or Litigation . . . . . . . . . . . . . . . . . . .  25
      10.5   Proceedings and Documents . . . . . . . . . . . . . . . . . . . .  25
      10.6   Secretary's Certificate . . . . . . . . . . . . . . . . . . . . .  25
      10.7   Certificate of Good Standing. . . . . . . . . . . . . . . . . . .  25
      10.8   Employment Agreements . . . . . . . . . . . . . . . . . . . . . .  25
      10.9   Indemnification Agreement . . . . . . . . . . . . . . . . . . . .  25
      10.10  Registration Rights Agreement . . . . . . . . . . . . . . . . . .  25


                                 TABLE OF CONENTS
                                    (CONTINUED)

                                                                              PAGE
      10.11  Voting Agreement and Escrow Agreement . . . . . . . . . . . . . .  25
      10.12  Secured Note and Stock Pledge Agreement . . . . . . . . . . . . .  25
      10.13  Other Documents . . . . . . . . . . . . . . . . . . . . . . . . .  26
ARTICLE 11     CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      11.1   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      11.2   Intervening Litigation. . . . . . . . . . . . . . . . . . . . . .  26
ARTICLE 12     TERMINATION PRIOR TO CLOSING. . . . . . . . . . . . . . . . . .  26
      12.1   Methods of Termination. . . . . . . . . . . . . . . . . . . . . .  26
      12.2   Termination of Obligations. . . . . . . . . . . . . . . . . . . .  27
ARTICLE 13     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . .  27
      13.1   The Sellers' Agreement to Indemnify . . . . . . . . . . . . . . .  27
      13.2   The Purchaser's Agreement to Indemnify. . . . . . . . . . . . . .  27
      13.3   Limitations on Indemnification. . . . . . . . . . . . . . . . . .  28
      13.4   Third Party Indemnification . . . . . . . . . . . . . . . . . . .  28
      13.5   Survival; Time to Assert Claims . . . . . . . . . . . . . . . . .  29
      13.6   Indemnification; Sole Remedy. . . . . . . . . . . . . . . . . . .  30
ARTICLE 14     MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . .  30
      14.1   Amendment and Modification. . . . . . . . . . . . . . . . . . . .  30
      14.2   Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . .  30
      14.3   Certain Definitions . . . . . . . . . . . . . . . . . . . . . . .  30
      14.4   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
      14.5   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
      14.6   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .  34
      14.7   Dispute Resolution. . . . . . . . . . . . . . . . . . . . . . . .  34
      14.8   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      14.9   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      14.10  Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . .  35
      14.11  Delays or Omissions . . . . . . . . . . . . . . . . . . . . . . .  35
      14.12  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      14.13  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                      STOCK PURCHASE AGREEMENT BY AND AMONG

                          CHARYS HOLDING COMPANY, INC.,

                 ROCK CREEK EQUITY HOLDINGS, LLC,  J. ALAN SHAW

                                METHOD IQ, INC.,

                                       AND

                                BILLY V. RAY, JR.

              REGARDING ALL OF THE ISSUED AND OUTSTANDING STOCK OF

                                 METHOD IQ, INC.

     THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT"), dated as of December __, 2005, to be effective as of November 1, 2005, by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation located at 1117 Perimeter Center West, Suite N-415, Atlanta Georgia 30338 (the "PURCHASER"), ROCK CREEK EQUITY HOLDINGS, LLC, a Georgia limited liability company located at 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004 ("ROCK CREEK"), J. ALAN SHAW, a South Carolina resident ("SHAW" and together with Rock Creek, hereinafter sometimes referred to individually as a "SELLER" and collectively as, the "SELLERS"), METHOD IQ, INC., a Georgia corporation located at 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004 (the "CORPORATION"), and BILLY V. RAY, JR., a Georgia resident ("RAY"), (the Sellers, the Purchaser, the
Corporation,  and  Ray  collectively  referred  to  herein  as  the  "PARTIES").

                                    RECITALS

     WHEREAS, the Sellers own all of the issued and outstanding common stock of the Corporation;

     WHEREAS, the Sellers desires to sell all of their interests in the Corporation to the Purchaser and the Purchaser to desires to purchase all of such interests from the Sellers;

     WHEREAS,  Ray  owns  100% of the Series A Preferred Stock of the Purchaser;

     WHEREAS, to induce each other to enter into this Agreement, the Parties have agreed to execute, deliver and perform certain obligations under this Agreement and the other related agreements to which they are parties;

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1

                      PURCHASE OF STOCK AND PURCHASE PRICE

     1.1 PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Sellers agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, all of the issued and outstanding shares of capital stock of the Corporation (the "SHARES").

     1.2     PURCHASE  PRICE.

          1.2.1 The Purchaser agrees to pay to the Sellers aggregate consideration of $10,500,000 (the "PURCHASE PRICE") by delivery of (i) $5,250,000 by a secured promissory note (the "SECURED NOTE") at the Closing (as defined in Article 11.1 below), the form of which is attached hereto as EXHIBIT O, which note will be secured by the Shares and will be payable immediately upon an equity or debt investment in Purchaser of not less than $5,250,000, or on demand after February 1, 2005, and (ii) $5,250,000 in value of shares of Common Stock to the Sellers for the balance thereof ("STOCK CONSIDERATION") as described below in Section 1.2.2 of this Agreement. The aggregate consideration is subject to adjustment pursuant to Section 1.3 of this Agreement. The Sellers agree, for purposes hereof, that principal and interest on the Secured Note, and any collateral in connection therewith, will be allocated pro rata based on their equity ownership in the Corporation immediately prior to Closing.

          1.2.2 The Stock Consideration shall be issued to the Sellers as follows:

               (a) At the time that the Secured Note is due and payable, the Purchaser shall issue to the Sellers an aggregate of 525,000 shares of its Common Stock (the "INITIAL STOCK TRANCHE"), reflecting forty percent (40%) of the total Stock Consideration to be paid to the Sellers based upon a share price of Four Dollars ($4.00) per share.

               (b) 180 days after the Effective Date, the Purchaser shall issue to the Sellers additional shares of its Common Stock (the "SECOND STOCK TRANCHE") equal to thirty percent (30%) of the total aggregate Stock Consideration to be paid to the Sellers based upon a share price valued at the Market Price per share for the Common Stock as of the close of trading on the last Trading Day before such issuance. Notwithstanding, the foregoing, in the event that the Market Price used for determining the number of shares of Common Stock to be issued in connection with the Second Stock Tranche is less than Four Dollars ($4.00) per share, the Purchaser shall have the option, but not the obligation, to (i) pay the Sellers an aggregate of $1,575,000 in cash by wire transfer of immediately available funds in lieu of the issuance of such shares or (ii) pay the Sellers a combination of cash and shares.

               (c) 365 days after the Effective Date, the Purchaser shall issue to the Sellers additional shares of its Common Stock (the "THIRD STOCK TRANCHE") equal to thirty percent (30%) of the total aggregate Stock Consideration to be paid to the Sellers based upon a share price valued at the Market Price per share for the Common Stock as of the close of trading on the last Trading Day before such issuance. Notwithstanding, the foregoing, in the event that the Market Price used for determining the number of shares of Common Stock to be issued in connection with the Third Stock Tranche is less than Four Dollars ($4.00) per share, the Purchaser shall have the option, but not the obligation, to (i) pay the Sellers an aggregate of $1,575,000 in cash by wire transfer of immediately available funds in lieu of the issuance of such shares or (ii) pay the Sellers a combination of cash and shares.

               (d) The number of shares of Common Stock issued in the Initial Stock Tranche will be adjusted at the time of the issuance of the Third Stock Tranche, as follows:

                    If the Purchaser's Common Stock does not reach an average Market Price of at least Four Dollars and Fifty Cents ($4.50) per share for at least three (3) consecutive Trading Days prior to or including the date which is six (6) months from the Effective Date, then, at the Purchaser's option, either:

                    (i) The Purchaser shall issue the Sellers additional shares of Common Stock, the number of which shall be determined pursuant to the following formula:

                              AS = IST - ISP/AVG

                              Where:

                              AS = the number of additional shares of Common Stock to be issue.

                              AVG = the  lesser  of  (x)  (MP1+MP2)/2  or (y) 4.

                              ISP = $2,100,000  (which is forty percent (40%) of
                                    the  fifty  percent  (50%)  of the Estimated
                                    Purchase  Price to be paid in Common Stock).

                              IST = the number of shares of Common Stock issued
                                    in the Initial Stock Tranche.

                              MP1 = the  average  Market  Price  for  the Common
                                    Stock over the twenty-five (25) trading day period beginning on the SEC prescribed due date for filing the Purchaser's quarterly report on Form 10-Q or annual report on Form 10K with the SEC, as the case may be, for the Purchaser's second full fiscal quarter after Closing.

                              MP2 = the  average  Market  Price  for  the Common
                                    Stock over the twenty-five (25) day period ending on the Make Whole Determination Date.

                          ; or

                    (ii) The Purchaser shall pay the Sellers an amount equal to AS multiplied by AVG, in cash by wire transfer of immediately available funds; and in either case, such issuance or payment shall occur on the date on which the Third Stock Tranche is issued (or that cash is paid in lieu of such Third Stock Tranche pursuant to Section 1.2.2(c) above).

     1.3     PURCHASE  PRICE  ADJUSTMENT  MECHANISM.

          1.3.1 The aggregate consideration to be paid by the Purchaser to the Sellers is subject to a one-time adjustment based upon the Corporation's financial performance during the year following the Closing Date, as described below.

          1.3.2 As soon as practicable, but in no event more than sixty (60) days after the Determination Date, the Purchaser shall cause the Corporation to prepare and deliver to the Seller, special purpose financial statements prepared in accordance with Closing GAAP, applied on a consistent basis in accordance with the Corporations historical accounting policies and as described on
Schedule 1.3.2, showing results of operation of the Corporation and any Subsidiaries as of the close of business for the one year period (the "DETERMINATION PERIOD") commencing on the Closing Date and ending on the Determination Date (the "DETERMINATION DATE FINANCIAL STATEMENTS"), which
Determination Date Financial Statements shall be prepared at the expense of the Purchaser, by the accounting firm of Agee Fisher, LLC (the "AUDITOR"). In addition, the Purchaser shall bear the expense of having an opening date balance sheet as of the Effective Date, prepared by the Auditor in accordance with Closing GAAP, applied on a consistent basis in accordance with the Corporation's historical accounting policies. The parties acknowledge that the Determination Date Financial Statements are for the sole purpose of determining adjustments to the Purchase Price and may not reflect the actual financials of the Corporation used in preparing the Purchaser's consolidated financial statements.

          1.3.3 The Sellers shall have thirty (30) days from the date the Determination Date Financial Statements are delivered by the Purchaser and the Corporation to review the Determination Date Financial Statements and propose any adjustments for the purpose of determining adjustments to the Purchase Price. If after discussion of any such proposed adjustments, either party disputes such adjustments, then the Purchaser and the Sellers shall engage a nationally recognized accounting firm (the "ALTERNATE AUDITOR") to review the disputed items. The Alternate Auditor's determination of the disputed items with respect to the determination of the Purchase Price shall be final and binding upon the Parties, without adjustment. All invoices submitted by the Alternate Auditor shall be paid by the Purchaser and the Sellers equally.

          1.3.4 The "ADJUSTED PURCHASE PRICE" for the Shares shall be the greater of (x) 7.5 times the Corporation's consolidated EBIDTA for the
-------
Determination Period, as calculated from the Determination Date Financial Statements or (y) $5,250,000.

               (a) In the event that the Adjusted Purchase Price is equal to or greater than $5,250,000 and less than $10,500,000 pursuant to clause (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, the Sellers shall transfer to the Purchaser, on a pro-rata basis, the number of shares of Common Stock issued as Stock Consideration to the Sellers equal in Base Value to the amount determined by taking the difference between the $10,500,000 and the Adjusted Purchase Price, and dividing such number by the Average Issue Price Per Share (the "SHORTAGE AMOUNT"), regardless of the actual value of such Common Stock. If the Base Value of all of the shares of Common Stock owned by Sellers is less than the Shortage Amount, then Sellers shall transfer all of the shares of Common Stock owned by them, to Purchaser, and such transfer shall be deemed payment in full of the Shortage Amount, regardless of the actual amount.

               (b) In the event that the Adjusted Purchase Price is greater than $10,500,000 pursuant to clause (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, if the Purchase Price is greater than the Estimated Purchase Price, then the Purchaser shall pay to the Sellers, the difference between the Adjusted Purchase Price and $10,500,000 (the "PURCHASE PRICE BALANCE"), as follows:

                    (i) Fifty percent (50%) of the Purchase Price Balance, shall be paid in cash by wire transfer of immediately available funds; and

                    (ii) Fifty percent (50%) of the Purchase Price Balance, shall, at the option of the Purchaser, be paid in (i) cash by wire transfer of immediately available funds or

(ii) shares of Common Stock (using the Market Price for such Common Stock as of the Determination Date to calculate the number of shares to be issued).

               (c) The Sellers hereby agree that it shall deliver any shares of Common Stock required to pay the Shortage Amount, if any, free and clear of all Liens.

     1.4 ROCK CREEK EARN OUT. In addition to the Purchase Price, Rock Creek shall, for a period of eighteen (18) months following the Closing Date (the "EARN OUT TERM"), be entitled to earn an aggregate of 800,000 equity interests directly or indirectly in the Purchaser consisting of a maximum of (a) 500,000 shares of additional Common Stock, plus (b) options or other convertible securities representing the right to acquire up to an additional 250,000 shares of Common Stock (the "PLAN STOCK") pursuant to an Executive Stock Purchase Plan (the "STOCK PLAN") currently being developed by the Purchaser (and, if no Stock Plan exists, then Rock Creek shall be entitled to earn an additional 250,000 shares of Common Stock), plus (c) the Ray Stock (the Common Stock, Plan Stock and Ray Stock shall collectively be referred to herein as the "EARN OUT EQUITY").

          1.4.1 During the Earn Out Term, the Corporation shall provide the Purchaser with a list of Target Subsidiaries and Target Revenues for potential acquisition by the Purchaser. Upon closing of the acquisition of each Target Subsidiary, Rock Creek shall be vested in a percentage of Earn Out Equity determined by taking the Target Revenue of each Target Subsidiary and dividing it by $20,000,000 (the "VESTED PERCENTAGE").

          1.4.2 Earn Out Equity will be issued to Rock Creek in any combination chosen by Rock Creek, in its sole discretion. After the closing of the acquisition of a Target Subsidiary, Rock Creek shall notify the Purchaser and Escrow Agent in writing of the allocation of the Earn Out Equity it wishes to receive (based on the Vested Percentage), which Earn Out Equity shall be issued within ten (10) days after such notification is received (and payment made therefore, if applicable). For example, if following an acquisition of a Target Subsidiary, Rock Creek has vested in fifty percent (50%) of the Earn Out Equity, it may choose to (a) be issued all of the Ray Stock; (b) be issued 150,000 shares of Common Stock; and (c) purchase 200,000 shares of Plan Stock from, or any other combination (whether Ray Stock or issued or purchased Common Stock) totaling 400,000 shares of the Earn Out Equity.

          1.4.3 For purposes hereof, a Target Subsidiary shall be deemed closed within the Earn Out Term, if, at the end of the Earn Out Term, Seller has a signed term sheet with Target Subsidiary and the closing of such acquisition takes place within the three (3) months following the last day of Earn Out Term.

          1.4.4 If less than one hundred percent (100%) of the Earn Out Equity is earned and issued pursuant to Section 1.4.1, above, then, on the later to occur of thirty (30) days (a) from the end of the Earn Out Term; or (b) from the date of the closing of the last acquisition of a Target Subsidiary, the Corporation will provide the Purchaser with twelve-month EBIDTA projections for the Corporation and all Target Subsidiaries for the period commencing with the day following the last day of the Earn Out Term (the "EBIDTA PROJECTIONS"). If, at the end of the twelve (12) months set forth in the EBIDTA Projections, the combined EBIDTA of the Corporation and all Target Subsidiaries meets or exceeds one hundred fifty percent (150%) of such EBIDTA Projections, the remaining Common Stock and Ray Stock shall be issued to Rock Creek and Rock Creek, if it desires, may purchase the remaining Plan Stock. If the combined EBIDTA of the Corporation and all Target
Subsidiaries  is  less  than  one  hundred  fifty  percent (150%) of such EBIDTA
Projections, no additional Earn Out Equity shall be issued to the Rock Creek hereunder.

          1.4.5 Until Rock Creek's right to earn Earn Out Equity hereunder has terminated:

               (a) At the Closing, Ray shall deliver stock powers, executed in blank, to McKenna Long & Aldridge LLP ("MLA") representing the Ray Stock, to
                                            ---
be held by MLA until such time as the Escrow Agreement (as defined below), is delivered to SunTrust Bank, as escrow agent (the "ESCROW AGENT"). In addition, at the time the Ray Stock is released from the Ray Stock Liens (as defined in
Section 5.1) Ray will deliver the certificates representing such shares to MLA, who will deliver such stock certificates, along with the stock powers (collectively the "Escrow Items"), to the Escrow Agent. Such Escrow Items will
                     ------ -----
be held and distributed by the Escrow Agent pursuant to the terms of that certain Escrow Agreement entered into by Ray, Rock Creek, Buyer and SunTrust, the form of which is attached hereto as EXHIBIT M (the "ESCROW AGREEMENT"). The Escrow Agreement will be dated in blank at Closing and held, dated and delivered to Escrow Agent by MLA, to countersign at the time the Escrow Items are delivered. The Buyer will be responsible for all fees and expenses payable to Escrow Agent in connection with the Escrow Agreement.

               (b) Other than the Ray Stock Liens, Ray shall not otherwise sell, transfer, assign or otherwise encumber the Ray Stock;

               (c) Should any change be made to the Ray Stock by reason of any stock split, dividend, recapitalization, combination, exchange or other change affecting the outstanding Series A Preferred Stock as a class, appropriate adjustments shall be made to the maximum number of shares of Ray Stock assignable under this Agreement in order to prevent the dilution of benefits hereunder, and the Purchaser shall transfer any additional shares issuable to Ray in connection therewith to the Escrow Agent at the time of delivery of the other Escrow Items, to be held pursuant to the terms of the Escrow Agreement.

          1.4.6     With  regard  to  voting  rights  for  the  Ray  Stock:

               (a) For so long as the Ray Stock is being held in escrow by the Escrow Agent, Ray will retain all voting rights for the Ray Stock.

               (b) In addition, simultaneously upon the execution of this Agreement, Rock Creek and Ray will enter into a Voting Agreement, the form of which is attached hereto as EXHIBIT N, pursuant to which Rock Creek shall grant Ray the right to vote any shares of Ray Stock transferred to Rock Creek pursuant to this Agreement, as more specifically set forth therein.

     1.5     OPTION  TO  REPURCHASE.

          1.5.1 If the average Market Price for the Common Stock is less than Four Dollars ($4.00) per share for the fifteen (15) consecutive Trading Days ending on the Determination Date, then the Sellers shall have the option, but not the obligation, to repurchase all, but not less than all, of the Shares from the Purchaser. The Sellers shall have thirty (30) days from the Determination Date to notify the Purchaser of its intent to exercise its purchase option. In the event that the Sellers exercise their option to acquire the Shares, then the Sellers shall be obligated to purchase the Shares at an aggregate purchase price determined pursuant to the formula which is attached hereto as EXHIBIT A.

          1.5.2 Notwithstanding the foregoing, the Sellers shall not have an option to repurchase the Shares pursuant to Section 1.5.1 of the Agreement in the event that any of the following has occurred: (a) projected, pro forma, combined, consolidated revenue run rate for the Purchaser for the twelve (12) month period ending on the Determination Date exceeds $150,000,000; (b) the Market Price for the Common Stock is equal to or greater than Six Dollars ($6.00) per share (on an adjusted basis taking into consideration any capital reorganization, reclassification, or otherwise) for three (3) consecutive trading days occurring between the Closing Date and the Determination Date; (c) consolidated net income before taking into account federal and any state or local income taxes for the Purchaser for the twelve (12) month period ending on the Determination Date exceeds $3,000,000; (d) as of the Determination Date the Common Stock is listed for trading on the National Association of Securities Dealers' Automated Quotation Small Cap Market; (e) the Corporation's EBIDTA is less than $800,000 for the twelve (12) month period ending on the Determination Date or (f) the Corporation's revenue is less than $12,000,000 for the twelve
(12)  month  period  ending  on  the  Determination  Date.

     1.6     PURCHASER  STOCK  ISSUED  TO  THE  SELLERS.

          1.6.1 No fractional shares of Common Stock shall be issued to the Sellers hereunder, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 1.3 or elsewhere herein, the Purchaser shall eliminate such fractional share interest by paying the Seller the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

          1.6.2 The Sellers shall be granted registration rights, with respect to all shares of Common Stock issued to the Sellers hereunder, as more specifically set forth in that certain Registration Rights Agreement (the
"REGISTRATION  RIGHTS  AGREEMENT")  in  the  form  attached hereto as EXHIBIT B.

          1.6.3 Shares of Common Stock and Ray Stock, when issued and delivered to the Seller in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

          1.6.4 The stock certificates evidencing the Shares of Common Stock and Ray Stock issued to Sellers hereunder will bear the following legend:

          THIS SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     1.7     ADDITIONAL  CONSIDERATION.   As  additional  consideration  for the
transaction, Purchaser shall transfer no less than $500,000 in cash to the Corporation at Closing, by wire transfer of immediately available funds.

                                    ARTICLE 2

        REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE CORPORATION

     The Sellers and the Corporation hereby represent and warrant to the Purchaser as of the date hereof and as of the Closing Date that, to the best of their knowledge:

     2.1     CORPORATE  ORGANIZATION.  The  Corporation  is  a  corporation duly
             ------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and proposed to be conducted, and to own, operate and lease its properties and assets. The Corporation is duly qualified or licensed to do business in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, the proposed conduct of its business or ownership or lease of its properties, or the transactions contemplated by this Agreement, require it to be so qualified or licensed and the failure to be so qualified or licensed would have a Material Adverse Effect, which jurisdictions are listed on SCHEDULE 2.1 hereto.

     2.2     SUBSIDIARIES  AND  AFFILIATES.  Other than as set forth on SCHEDULE
             -----------------------------
2.2,  the  Corporation  has  no  Subsidiaries  or  Affiliates.

     2.3     CAPITAL  STOCK.  The  entire  authorized  capital  stock  of  the
             --------------
Corporation consists of ten million (10,000,000) shares of common stock with no par value per share, of which two million one hundred thousand (2,100,000) shares are issued and outstanding, and all of which are owned by the Sellers. All issued and outstanding shares having been validly issued and are fully paid and non-assessable, with no personal liability or preemptive rights attaching to the ownership thereof. Except as set forth on SCHEDULE 2.3, no instruments or securities of any kind exist which are convertible into additional shares of the capital stock of the Corporation, nor do any outstanding options, warrants, rights, calls, commitments, plans, or other arrangements or agreements of any character exist providing for the purchase or issuance of any additional shares of the Corporation.

     2.4     CORPORATE  RECORDS.  The  minutes of the directors and shareholders
             ------------------
of the Corporation made available to the Purchaser are complete and correct and contain all of the proceedings of the shareholders and directors of the Corporation.

     2.5     AUTHORIZATION.  The  Sellers have full power and authority to enter
             --------------
into this Agreement and the agreements contemplated hereby and to deliver the Shares and the certificates evidencing such Shares to the Purchaser as provided for herein, free and clear of all Liens. The execution, delivery and performance of this agreement and all other agreements and transactions contemplated hereby have been duly authorized by the directors and shareholders of the Corporation and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by the Sellers constitute a legal, valid and binding obligation of the Sellers enforceable against the Sellers in accordance with their respective terms.

     2.6     NO  VIOLATION.  Other  than  as  set  forth  in  SCHEDULE  2.6, the
             -------------
execution and delivery by the Sellers and the Corporation of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Sellers and the Corporation do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default or event of default under (with due notice, lapse of time or both) of any contract to which either the Corporation or the Sellers is a party; (b) or result in the creation of any Lien upon any of the Sellers' assets or the Corporation's capital stock or assets;
(c) give any third party the right to accelerate any obligations of either the Sellers or the Corporation; (d) result in a violation of or require any authorization, consent, approval, exemption or other action by or notice to any court or Authority pursuant to, the charter or bylaws of the Corporation, the organizational documents of Rock Creek, or any Regulation, Order or Contract to which the Sellers, the Corporation or their respective properties are subject. The Sellers will comply with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     2.7     FINANCIAL  STATEMENTS.
             ---------------------

          2.7.1 Unaudited year-end balance sheets and statements of operations, stockholders equity and cash flow of the Corporation as of December 31, 2004 and unaudited balance sheets for the period commencing January 1, 2005 and ending September 30, 2005 (the "FINANCIAL STATEMENT DATE") and unaudited statements of operations, stockholders equity and cash flow for the nine (9) month period then ended (collectively, the "FINANCIAL STATEMENTS") have been delivered to the Purchaser, and are attached to SCHEDULE 2.7.1. Such balance sheets and the notes thereto fairly present the financial position of the Corporation as at the respective dates thereof, and such Financial Statements
(a) fairly present the results of operations for the periods therein referred to, all in accordance with GAAP (except as stated therein or in the notes thereto) applied on a consistent basis; (b) fairly present the financial condition of the Corporation at the respective date of, and for the period covered by such statements; and (c) are in accordance with the required or permitted statutory accounting requirements or practices applied on a consistent basis under the laws of the State of Georgia. Since the Financial Statement Date, no change has occurred in the condition of the Corporation as shown in the Financial Statements which has or could reasonably be expected to have a Material Adverse Effect.

          2.7.2 Except as set forth in SCHEDULE 2.7.2 hereto, the Corporation does not have any Indebtedness, obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, known to the Seller or the Corporation, whether due or to become due) arising out of transactions entered into or Occurrences that occurred at or prior to the Closing Date, other than: (a) liabilities set forth in the Financial Statements; and (b) liabilities and obligations which have arisen after the Financial Statement Date in the ordinary course of business (none of which is a liability resulting from breach of Contract, breach of warranty, tort, infringement, Claim or lawsuit).

     2.8     EMPLOYEES.  SCHEDULE  2.8  lists  all  employees of the Corporation
             ---------
whose annual base salary exceeds $75,000 per year. The Corporation has been for the past four (4) years, and currently is, in material compliance with all Federal, State and local Regulations or Orders affecting employment and employment practices of such Corporation (including those Regulations promulgated by the Equal Employment Opportunity Commission), including terms and conditions of employment and wages and hours. At the Closing, the Corporation will have no obligation to make any payment to any of past or present employees, officers or directors or independent contractors except as to those individuals described in SCHEDULE 2.8, other than compensation paid in the ordinary course of business.

     2.9     ABSENCE  OF  CERTAIN  CHANGES.  Since the Financial Statement Date,
             -----------------------------
there has not been (a) any Material Adverse Change; (b) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect, with regard to the Corporation's properties and businesses; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of the Corporation's capital stock, or any redemption or other acquisition of such stock by the Corporation; (d) any material increase in the compensation payable to or to become payable by the Corporation to its officers or employees or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such officers or employees or any Affiliate of the Corporation; (e) any entry into any material Contract not in the ordinary course of business, including without limitation any borrowing or capital expenditure; or (f) any change by the Corporation in accounting methods or principles.

     2.10     CONTRACTS.
              ---------

          2.10.1 Except as expressly contemplated by this Agreement or as set forth on Schedules 2.10(a)-(n) hereto, as of the Closing Date, the Corporation is not a party to any written or oral:

               (a) pension, profit sharing, stock options, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any Contract with any labor union;

               (b) Contract for the employment of any officer, individual employee or other person on a full-time, part-time, consulting or other basis or Contract relating to loans to officers, directors or Affiliates;

               (c) Contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a Lien on any asset owned by the Corporation;

               (d)     Guarantee  of  any  obligation;

               (e) Contract under which the Corporation has advanced or loaned any Person money;

               (f) Contract under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party, other than equipment leases entered into in the ordinary course of business;

               (g) Contract under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation;

               (h) Contract or group of related Contracts with the same party or group of affiliated parties the performance of which involves a consideration in excess of $50,000 in the aggregate;

               (i) assignment, license, indemnification or Contract with respect to any intangible property (including, without limitation, any Proprietary Rights), other than software licenses in the ordinary course of business;

               (j) Contract under which it has granted any Person any registration rights (including piggyback rights) with respect to any securities;

               (k) Contract prohibiting it from freely engaging in any business or competing anywhere in the world;

               (l) Contract for the purchase, acquisition or supply of property and assets, whether for resale or otherwise, other than value-added reseller agreements entered into in the ordinary course of business;

               (m) Contracts providing for "take or pay" or similar unconditional purchase or payment obligations;

               (n) any other contract which is material to its operations and business prospects or involves a consideration in excess of $50,000 annually, excluding any purchase orders in the ordinary course of business.

          2.10.2 The Corporation has performed in all material respects all obligations required to be performed by it and is not in default in any material respect under or in breach of nor in receipt of any claim of default or breach under any Contract to which the Corporation is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance under any Contract to which the Corporation is subject; the Corporation has no present expectation or intention of not fully performing all of its contractual obligations; and the Corporation has no knowledge of any breach or anticipated breach by the other parties to any Contract to which it is a party.

          2.10.3 SCHEDULE 2.10.3 contains a list of each of the Corporation's Contracts with any Person who sells products or services to Corporation in excess of $25,000 in the aggregate per annum, or who has a Contract to resell any product or service provided by the Corporation.

     2.11     BROKERAGE.  No  broker,  agent  or finder has rendered services to
              ---------
the Sellers or the Corporation in connection with the transactions contemplated under this Agreement.

     2.12     TITLE  AND  RELATED  MATTERS.
              ----------------------------

          2.12.1 Except as set forth in SCHEDULE 2.12.1 hereto, the Corporation has good and marketable title to all of the properties and assets reflected in the Financial Statements (except for properties and assets sold since the Financial Statement Date in the ordinary course of business), free and clear of all Liens, except (a) statutory Liens not yet delinquent; (b) such imperfections or irregularities of title, Liens, easements, charges or encumbrances as do not detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties; or do not detract from the value of such properties and assets, taken as a whole; or (c) Liens reflected in the Financial Statements or the notes thereto.

          2.12.2 There has not been since the Financial Statement Date and will not be prior to the Closing Date, any sale, lease or any other disposition or distribution by the Corporation of any of its assets or properties and any other assets now or hereafter owned by it, except transactions in the ordinary and regular course of business, or as otherwise consented to by the Purchaser.

     2.13     LITIGATION.  There  is  no Claim pending or threatened against the
              ----------
Corporation which, if adversely determined, would have a Material Adverse Effect, nor is there any Order outstanding against the Corporation which has, or could reasonably be expected to have, a Material Adverse Effect.

     2.14     TAX  MATTERS.
              ------------

          2.14.1 The Corporation has filed all federal, tax reports, returns, information returns and other documents required to be filed and has filed state and local tax reports, returns, information returns in the jurisdictions listed on SCHEDULE 2.14.1 (collectively the "TAX RETURNS") required to be filed and has duly paid or accrued on the Financial Statements all relevant taxes, including without limitation income, premium, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, fuel, excess profits, occupational and interest equalization, windfall profits, severance and other charges (including interest and penalties) (collectively, the "TAXES") due claimed to be due or may be due by federal, state, or local authorities (collectively, the "TAXING AUTHORITIES"). All Taxes required or anticipated to be paid for all periods prior to and including the Closing Date have been paid or fully reserved against in accordance with GAAP, except as provided in SCHEDULE 2.14.1 hereto. All Taxes which are required to be withheld or collected by the Corporation have been duly withheld or collected and, to the extent required, have been paid to the proper Taxing Authority or properly segregated or deposited as required by applicable laws. There are no Liens for Taxes upon any property or assets of the Corporation except for liens for Taxes not yet due and payable. The Corporation has not executed a waiver of the statute of limitations on the right of the Internal Revenue Service or any other Taxing Authority to assess additional Taxes or to contest the income or loss with respect to any Tax Return. The basis of any depreciable assets, and the methods used in determining allowable depreciation (including cost recovery), of the Corporation is substantially correct and in compliance with the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE").

          2.14.2 No issues have been raised that are currently pending by any Taxing Authority in connection with any Tax Returns. No material issues have been raised in any examination by any Taxing Authority with respect to the Corporation which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined. There are no unresolved issues or unpaid deficiencies relating to such examinations. The items relating to the business, properties or operations of the Corporation on the Tax Returns filed by or on behalf of the Corporation for all taxable years (including the supporting schedules filed therewith), available copies of which have been supplied to the Purchaser, state accurately, in all material respects the information requested with respect to the Corporation and such information was derived from the books and records of the Corporation.

          2.14.3 The Corporation is not subject to any joint venture, partnership or other arrangement or Contract which is treated as a partnership for federal income tax purposes. The Corporation is not a party to any tax sharing agreement.

          2.14.4 The Corporation is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Code, or comparable provisions of any state statutes, and none of the assets of the Corporation is subject to an election under Section 341(f) of the Code or comparable provisions of any state statutes.

          2.14.5 The Corporation is not and will not be required to recognize after the Closing Date any taxable income in respect of accounting method adjustments required to be made under the Tax Reform Act of 1986 or the Revenue Act of 1987.

          2.14.6 None of the assets of the Corporation constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code, and none of the assets of the Corporation are subject to a lease, safe harbor lease or other arrangement as a result of which the Corporation is not treated as the owner for federal income tax purposes.

          2.14.7 The Corporation has not made or become obligated to make, and will as a result of any event connected with the Closing become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof).

          2.14.8     Tax  Sharing Agreements.  The Corporation is not a party to
                     -----------------------
any  Tax  Sharing  Agreement.

          2.14.9     Returns  and  Reports.  The  Corporation shall file all Tax
                     ---------------------
Returns and reports with respect to Taxes which are required to be filed for Tax periods ending on or before the Closing Date (a "PRE-CLOSING TAX RETURN") and shall pay all amounts shown to be due on such Pre-Closing Tax Returns to the appropriate taxing authority.

          2.14.10      Tax  Books  and  Records.  The  Purchaser and the Sellers
                       ------------------------
shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access of books and records) and assistance relating to the Corporation as is reasonably necessary for the filing of any return or report, for the preparation for any audit, and for the prosecution or defense of any claim relating to any proposed adjustment or refund Claim.

     2.15     COMPLIANCE  WITH  LAW  AND APPLICABLE GOVERNMENT REGULATIONS.  The
              ------------------------------------------------------------
Corporation is presently in material compliance in respect of its operations, practices, real property, plants, structures, and other property, and all other aspects of its business, with all applicable Regulations and Orders, including, but not limited to, all Regulations relating to the safe conduct of business, environmental protection, quality and labeling, antitrust, Taxes, consumer protection, equal opportunity, discrimination, health, sanitation, fire, zoning, building and occupational safety where such failure or failures would individually or in the aggregate have a Material Adverse Effect. There are no Claims pending or threatened against the Corporation, nor has the Corporation received any written notice, regarding any violations of any Regulations and Orders enforced by any Authority claiming jurisdiction over the Corporation including any requirement of OSHA or any pollution and environmental control agency (including air and water).

     2.16     ERISA  AND  RELATED MATTERS.  The Corporation is not a party to or
              ---------------------------
participates  in  or have any liability or contingent liability with respect to:

          2.16.1 any "employee welfare benefit plan," "employee pension benefit plan" or "multiemployer plan" (as those terms are respectively defined in Sections 3(1), 3(2) and 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"));

          2.16.2 any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements (referred to collectively hereinafter as "fringe benefit arrangements") for any employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA); or

          2.16.3 any employment agreement not terminable on thirty (30) days' or less written notice, without further liability.

     2.17     BANKS,  BROKERS  AND PROXIES.  SCHEDULE 2.17 hereto sets forth (a)
              ----------------------------
the name of each bank, trust company, securities or other broker or other financial institution with which the Corporation has an account, credit line or safe deposit box or vault, or otherwise maintains relations; (b) the name of each person authorized by the Corporation to draw thereon or to have access to any such safe deposit box or vault; (c) the purpose of each such account, safe deposit box or vault; and (d) the names of all persons authorized by proxies, powers of attorney or other instruments to act on behalf of the Corporation in matters concerning its business or affairs. All such accounts, credit lines, safe deposit boxes and vaults are maintained by the Corporation for normal business purposes, and no such proxies, powers of attorney or other like instruments are irrevocable. The account statements previously provided to the Purchaser are true and complete in all respects.

     2.18     INTELLECTUAL  PROPERTY.
              ----------------------

          2.18.1 The Corporation has no trade name, service mark, patent, copyright or trademark related to its business, except those which are set forth in SCHEDULE 2.18.1, which are all those necessary for the operation of its business as currently conducted.

          2.18.2 The Corporation has the right to use each Proprietary Right listed on SCHEDULE 2.18.2. There are no Claims pending, or threatened, against the Corporation that its use of any of the Proprietary Rights listed on SCHEDULE
2.18.2  infringes  the  rights  of  any  Person.

          2.18.3 The Corporation is not a party in any capacity to any franchise, license or royalty agreement respecting any Proprietary Right.

     2.19     DEALINGS  WITH  AFFILIATES.  SCHEDULE  2.19  hereto  sets  forth a
              --------------------------
complete list, including the parties, of all oral or written agreements and arrangements to which the Corporation is, will be or has been a party, at any time from December 31, 2004 to the Closing Date, and to which any one or more
Affiliates  is  also  a  party.

     2.20     INSURANCE.  The Corporation currently has, and through the Closing
              ---------
Date will have, insurance contracts or policies (the "POLICIES") in full force and effect which provide for coverages that are usual and customary as to amount and scope in the business of the Corporation. SCHEDULE 2.20 hereto sets forth a summary of all insurance contracts or policies that relate to liability or excess liability insurance (collectively, the "LIABILITY POLICIES") and all other Policies, including the name of the insurer, the types, dates and amounts of coverages and any material coverage exclusions. Except as set forth in
SCHEDULE 2.20 hereto, all of the Policies and Liability Policies remain in full force and effect. The Corporation has not breached or otherwise failed to perform, in any material respect, its obligations under any of the Policies or the Liability Policies nor have the Sellers or the Corporation received any adverse notice or communication from any of the insurers party to the Policies or the Liability Policies with respect to any such alleged breach or failure in connection with any of the Policies or the Liability Policies. All Policies are sufficient for compliance with all Regulations, Orders and all Contracts to which either Corporation is subject; are valid, outstanding, collectible and enforceable policies; and will not in any way be affected by, or terminate or lapse by reason of, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. The Corporation has never been refused any insurance with respect to the Corporation's assets or operations, nor has coverage ever been limited by any insurance carrier to which the Corporation has applied for any Policy, or with which the Corporation has carried a Policy.

     2.21     DISCLOSURE.  Neither  this  Agreement  nor  any  of  the exhibits,
              ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Sellers or the Corporation with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Sellers or the Corporation have not disclosed to the Purchaser in writing and of which the Sellers or the Corporation or any of their respective officers, directors or executive employees is aware and which could reasonably be anticipated to have a Material Adverse Effect.

                                    ARTICLE 3

                    ADDITIONAL REPRESENTATIONS OF THE SELLER

     Each Seller hereby represents and warrants to the Purchaser, severally but not jointly, as of the date hereof and as of the Closing Date that, to the best of their knowledge:

     3.1     SHARES  HELD  FOR OWN ACCOUNT.  Any shares of Common Stock acquired
             -----------------------------
by the Seller hereunder (the "ACQUIRED SHARES") are being acquired for the Seller's own account; not as a nominee or agent, and not with a view to the direct or indirect sale or distribution of any part thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT").

     3.2     NO  REGISTRATION.  The Seller understands and acknowledges that the
             ----------------
Acquired Shares have not been registered under the Securities Act or any state securities laws, are being sold in reliance upon an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and must be held by the Seller indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom.

     3.3     INVESTMENT  KNOWLEDGE.  The officers and managers of Rock Creek and
             ---------------------
Shaw each have the knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and are capable of evaluating the merits and risks of such investment and protecting the their respective interests in connection therewith. To the extent deemed necessary by the Seller, such Seller has retained, at the Seller's own expense, appropriate professional advice regarding the investment, tax and legal merits and consequences of acquiring and owning the Acquired Shares.

                                    ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Sellers and the Corporation as follows as of the date hereof and as of the Closing Date, to the best of its knowledge:

     4.1     CORPORATE  ORGANIZATION.  The  Purchaser  is  a  corporation  duly
             -----------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.

     4.2     CAPITAL  STOCK.  As of July 31, 2005, the entire authorized capital
             --------------
stock of the Purchaser consists of three hundred million (300,000,000) shares of Common Stock with $0.001 par value per share, of which eight million two hundred eight thousand six hundred forty nine (8,208,649) shares were issued and outstanding, five million (5,000,000) shares of Series A Preferred Stock of which one million (1,000,000) are issued and outstanding, four hundred thousand (400,000) shares of Series B Preferred Stock all of which are issued and outstanding and five hundred thousand (500,000) shares of Series C Preferred Stock, all of which are issued and outstanding. Since July 31, 2005 no Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock has been issued other than Common Stock trading on the OTC Bulletin Board. All issued and outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock have been validly issued and are fully paid and non-assessable, with no personal liability or preemptive rights attaching to the ownership thereof. Except as set forth on SCHEDULE 4.2, no instruments or securities of any kind exist which are convertible into additional shares of the capital stock of the Corporation, nor do any outstanding options, warrants, rights, calls, commitments, plans or other arrangements or agreements of any character exist providing for the purchase or issuance of any additional shares of the Corporation.

     4.3     AUTHORIZATION.  The  Purchaser  has  full  corporate  power  and
             -------------
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The directors of the Purchaser have duly authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

     4.4     NO  VIOLATION.  Other  than  as  set  forth  in  SCHEDULE  4.4, the
             -------------
execution and delivery by the Purchaser of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default or event of default under (with due notice, lapse of time or both) of any contract to which the Purchaser is a party; b) result in the creation of any Lien upon any of the Purchaser's capital stock or assets; c) give any third party the right to accelerate any obligations of the Purchaser; or d) result in a violation of or require any authorization, consent, approval, exemption or other action by or notice to any court or Authority pursuant to, the charter or bylaws of the Purchaser, or any Regulation, Order or Contract to which the Purchaser or its properties are subject. The Purchaser will comply with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby

     4.5     FINANCIAL  STATEMENTS.
             ---------------------

          4.5.1 Audited year-end balance sheets and statements of operations, stockholders equity and cash flow of the Purchaser as of April 30, 2005 and unaudited balance sheets for the period commencing May 1, 2005 and ending September 30, 2005 (the "PURCHASER FINANCIAL STATEMENT DATE") and unaudited statements of operations, stockholders equity and cash flow for the five (5) month period then ended (collectively, the "PURCHASER FINANCIAL STATEMENTS") have been delivered to the Sellers. Such balance sheets and the notes thereto fairly present the financial position of the Purchaser as at the respective dates thereof, and such statements of operations, stockholders equity and cash flow and the notes thereto (a) fairly present the results of operations for the periods therein referred to, all in accordance with GAAP (except as stated therein or in the notes thereto) applied on a consistent basis; (b) fairly present the financial condition of the Purchaser at the respective date of, and for the period covered by such statements, other than as set forth in that certain Form 8-K filed with the United States Securities and Exchange Commission on November 4, 2005 and (c) except as disclosed in SCHEDULE 4.5.1, are in accordance with the required or permitted statutory accounting requirements or practices applied on a consistent basis under the laws of the State of Delaware. Since the Purchaser Financial Statement Date, no change has occurred in the condition of the Purchaser as shown in the Purchaser Financial Statements which has or could reasonably be expected to have a Material Adverse Effect.

          4.5.2 Except as set forth in SCHEDULE 4.5.2 hereto, the Purchaser does not have any Indebtedness, obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, known to the Purchaser, whether due or to become due) arising out of transactions entered into or Occurrences that occurred at or prior to the Closing Date, other than: (a) liabilities set forth in the Purchaser Financial Statements; and (b) liabilities and obligations which have arisen after the Purchaser Financial Statement Date in the ordinary course of business (none of which is a liability resulting from breach of Contract, breach of warranty, tort, infringement, Claim or lawsuit).

     4.6     BROKERAGE.  No broker, agent or finder has rendered services to the
             ---------
Purchaser in connection with the transactions contemplated under this Agreement.

     4.7     INVESTMENT  INTENT.  The  Purchaser is acquiring the Shares for its
             ------------------
own  account  and  not  with  a view to their distribution within the meaning of
Section  2(11)  of  the  Securities  Act.

     4.8     ACQUIRED  SHARES.  The  Acquired  Shares issuable to the Sellers by
             ----------------
the Purchaser hereunder will, upon issuance, (a) be fully paid and nonassessable; and (b) be free and clear of any and all Liens.

     4.9     DISCLOSURE.  Neither  this  Agreement  nor  any  of  the  exhibits,
             ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Sellers or the Corporation by or on behalf of the Purchaser with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Purchaser has not disclosed to the Seller and the Corporation in writing and of which the Purchaser or its officers, directors or executive employees is aware and which could reasonably be anticipated to have a Material Adverse Effect.

                                    ARTICLE 5

                      REPRESENTATIONS AND WARRANTIES OF RAY

     Ray represents and warrants to the Rock Creek and the Corporation as follows as of the date hereof and as of the Closing Date:

     5.1     OWNERSHIP  OF  STOCK.  Ray  owns,  beneficially  and of record, all
             --------------------
right, title and interest in and to the Ray Stock, which shares are fully paid and non-assessable, free and clear of any security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, restrictions on transfer or other arrangements, restrictions or limitations of any kind, other than as set forth on SCHEDULE 5.1 (the "RAY STOCK LIENS"). The Ray Stock shall be free and clear of all of the Ray Stock Liens, and any other liens or other encumbrances, at the time such Ray Stock is delivered to Rock Creek, and the delivery to Rock Creek of the stock certificate(s) evidencing the Ray Stock, along with corresponding stock powers, if applicable, will transfer good and valid title to the Ray Stock to Rock Creek.

     5.2     AUTHORIZATION.  Ray  has  the  full  right,  power,  authority, and
             --------------
capacity to enter into and perform his obligations hereunder, and this Agreement constitutes a valid and binding obligation of Ray enforceable against him in accordance with its terms.

     5.3     DISCLOSURE.  Neither  this  Agreement  nor  any  of  the  exhibits,
             ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to Rock Creek or the Corporation by or on behalf of Ray with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which Ray has not disclosed to Rock Creek and the Corporation in writing and of which Ray is aware and which could reasonably be anticipated to have a Material Adverse Effect.

                                    ARTICLE 6

                   COVENANTS OF THE SELLER AND THE CORPORATION

     Until the Closing Date, except as otherwise consented to or approved by the Purchaser in writing, Rock Creek and the Corporation covenant and agree that they shall act, and shall cause the Corporation so to act or refrain from acting where required hereinafter, to comply with the following:

     6.1     REGULAR  COURSE  OF  BUSINESS.  The  Corporation  shall operate its
             -----------------------------
business diligently and in good faith, consistent with past management practices; shall maintain its properties in good order and condition, shall maintain (except for expiration due to lapse of time) all leases and Contracts described herein in effect without change except as expressly provided herein; shall materially comply with the provisions of all Regulations and Orders applicable to the Corporation and the conduct of its business; shall not cancel, release, waive or compromise any debt, Claim or right in its favor having a value in excess of $50,000; shall not alter the rate or basis of compensation of any of its officers, directors or employees, other than annual salary increases for employees already budgeted; shall maintain insurance and reinsurance coverage up to the Closing Date with at least the coverage currently maintained.

     6.2     AMENDMENTS.  Except  as  required for the transactions contemplated
             ----------
in this Agreement, no change or amendment shall be made in the charter or by-laws of the Corporation. The Corporation shall not merge into or consolidate with any other corporation or person, or change the character of their businesses without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

     6.3     CAPITAL  CHANGES; PLEDGES.  the Corporation shall not issue or sell
             -------------------------
any shares of its capital stock of any class or issue or sell any securities convertible into, or options, warrants to purchase or rights to subscribe to, any shares of its capital stock and the Corporation shall not pledge or otherwise encumber any shares of its capital stock.

     6.4     DIVIDENDS.  The Corporation shall not declare, pay or set aside for
             ---------
payment any dividend or other distribution in respect of its capital stock, nor shall the Corporation, directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock.

     6.5     CAPITAL AND OTHER EXPENDITURES.  The Corporation shall not make any
             ------------------------------
capital expenditures, or commitments with respect thereto, except as provided herein. The Corporation shall not make any loan or advance to any Affiliate and the Corporation shall collect in full any amounts outstanding now due from any Affiliate.

     6.6     BORROWING.  The  Corporation  shall  not incur, assume or guarantee
             ---------
any Indebtedness not reflected on the Financial Statements except in the ordinary course of business or for purposes of consummation of transactions contemplated by this Agreement and in any case only after consultation with the Purchaser.

     6.7     OTHER COMMITMENTS.  Except as set forth in this Agreement, incurred
             -----------------
or transacted in the ordinary course of business, or permitted in writing by the Purchaser, the Corporation shall not enter into any transaction or make any commitment or incur any obligation (including entering into any real property leases).

     6.8     INTERIM  FINANCIAL  INFORMATION  AND  AUDIT.  The Corporation shall
             -------------------------------------------
supply  the  Purchaser with unaudited monthly operating statements within thirty
(30) days after the end of each month (the "INTERIM FINANCIALS") ending between the date hereof and the Closing Date. The Corporation hereby represents that such Interim Financials will be prepared in accordance with procedures employed by the Corporation in preparing prior monthly operating statements and that such financial statements will be prepared in accordance with GAAP and will include all adjustments (all of which were normal recurring adjustments) necessary to fairly present, in all material respects, the Corporation's financial position, results of operations and changes in financial position at and for such period.

     6.9     FULL  ACCESS  AND  DISCLOSURE.
             -----------------------------

          6.9.1 The Sellers and the Corporation shall afford to the Purchaser and its counsel, accountants and other authorized representatives reasonable access during business hours to each of the Corporation's facilities, properties, books and records in order that the

Purchaser may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Corporation; and the Seller shall cause the Corporation's officers, employees and auditors to furnish such additional financial and operating data and other information as the Purchaser shall from time to time reasonably request including, without limitation, any internal control recommendations applicable to the Corporation made by the Corporation's independent auditors in connection with any audit of the Corporation.

          6.9.2 From time to time prior to the Closing Date, the Sellers shall promptly supplement or amend information previously delivered to the Purchaser with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth herein or disclosed.

     6.10     CONSENTS.  The  Sellers  and  the Corporation shall use their best
              --------
efforts to obtain on or prior to the Closing Date, all consents necessary to the consummation of the transactions contemplated hereby.

     6.11     BREACH  OF  AGREEMENT.  The  Corporation and the Sellers shall not
              ---------------------
take any action or permit the Corporation to take any action which, if taken prior to the Closing Date, would constitute a breach of this Agreement.

     6.12     CONFIDENTIALITY.  The Sellers and the Corporation shall, and shall
              ---------------
cause their respective principals, officers and other personnel and authorized representatives to, hold in confidence, and not disclose to any other party without the Purchaser's prior consent, all information received by it from the Purchaser or its officers, directors, employees, agents, counsel and auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

                                    ARTICLE 7

                           COVENANTS OF THE PURCHASER

     The  Purchaser  hereby  covenants  and  agrees  with  the  Sellers  that:

     7.1     CONSENTS.  The Purchaser shall use its best efforts to obtain on or
             --------
prior to the Closing Date, all consents necessary to the consummation of the transactions contemplated hereby.

     7.2     BREACH  OF  AGREEMENT.  The  Purchaser  shall  not  take any action
             ---------------------
which, if taken prior to the Closing Date, would constitute a breach of this Agreement.

     7.3     CONFIDENTIALITY.  The  Purchaser  shall,  and  shall  cause  its
             ---------------
principals, officers and other personnel and authorized representatives to, hold in confidence, and not disclose to any other party without the Majority Holder's prior consent, all information received by it from Shaw or from Rock Creek's or the Corporation's officers, directors, employees, agents, counsel and auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

     7.4     TRANSFER  OR  PLEDGE  OFSHARES.  Other  than  pursuant to the Stock
             ------------------------------
Pledge Agreement, Purchaser shall not sell, transfer, assign, pledge or otherwise encumber any of the Shares until the ability of the Sellers to repurchase the Shares pursuant to the provisions of Section 1.5 of this Agreement have expired, without the prior written consent of the Sellers.

                                    ARTICLE 8

                                OTHER AGREEMENTS

     As a condition to the Parties' obligation to consummate the transactions contemplated hereby:

     8.1     TAX  PERIODS  BEGINNING  BEFORE  AND ENDING AFTER THE CLOSING DATE.
             ------------------------------------------------------------------
The Purchaser shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Corporation for tax periods which begin before the Closing Date and end after the Closing Date.

     8.2     AUDITS.  At  all  times  prior  to  the  Determination  Date,  the
             ------
Purchaser will allow the Corporation and its counsel to participate in any audits of the Purchaser consolidated federal income Tax Returns to the extent that such returns relate to the Corporation. The Purchaser will not settle any such audit in a manner which would adversely affect the Corporation after the Closing Date without the prior written consent of Majority Holder, which consent shall not unreasonably be withheld.

     8.3     EMPLOYMENT,  NON-COMPETITION AND INCENTIVE COMPENSATION AGREEMENTS.
             ------------------------------------------------------------------
Jerry J. Harrison and Gregory A. Buchholz (collectively, the "MANAGERS") shall at the Closing, execute and deliver the Employment, Non-Competition and Incentive Compensation Agreements in the forms of EXHIBIT C and EXHIBIT D hereto, respectively (each an "EMPLOYMENT AGREEMENT").

     8.4     FURTHER  ASSURANCES.  Subject  to  the terms and conditions of this
             -------------------
Agreement, each of the Parties hereto shall use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Regulations to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date the Purchaser shall consider or be advised that any further deeds, assignments or assurances in law or in any other things are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in the Purchaser, the title to any property or rights of any of the Corporation acquired or to be acquired by reason of, or as a result of, the acquisition, the Seller agrees that the Seller and its proper officers shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Corporation and otherwise to carry out the purpose of this Agreement.

     8.5     NO SOLICITATION OR NEGOTIATION.  Unless and until this Agreement is
             ------------------------------
terminated, the Sellers and the Corporation shall not, and each shall use its best efforts to cause its directors, officers, employees, representatives, agents, advisors, accountants and attorneys not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning, or provide any confidential information or data to any person with respect to, or have any discussions with any persons relating to, any acquisition, business combination or purchase of all or any significant asset of, or any equity interest in, directly or indirectly, the Corporation, or otherwise facilitate any effort or attempt to do or seek any of the foregoing, and shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

     8.6     INDEMNIFICATION  AND  RELEASE FROM AGREEMENTS OF PERSONAL GUARANTY.
             ------------------------------------------------------------------
At Closing, the Purchaser shall execute an Indemnification Agreement in the form of EXHIBIT E, pursuant to which the Purchaser shall indemnify Managers from all liability in the event any beneficiaries exercise their rights under the Manager Guaranties. The Purchaser shall also use its reasonable efforts to obtain the termination of the Manager Guaranties from their respective beneficiaries.

                                    ARTICLE 9

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

     Each and every obligation of the Purchaser under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Purchaser:

     9.1     REPRESENTATIONS  AND  WARRANTIES; PERFORMANCE.  The representations
             ---------------------------------------------
and warranties of the Sellers and the Corporation contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Sellers or the Corporation, shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. The Sellers and the Corporation shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. A manager of Rock Creek and Shaw, and an officer of the Corporation, shall each have delivered to the Purchaser a certificate (which shall be addressed to the Purchaser), dated the Closing Date, in the form of EXHIBITS F and G hereto, respectively (each an "OFFICER'S
CERTIFICATE"),  certifying  to  the  foregoing.

     9.2     CONSENTS AND APPROVALS.  The Sellers and the Corporation shall have
             ----------------------
obtained any and all material consents, approvals, orders, qualifications, licenses, permits or other authorizations, required by all applicable Regulations, Orders and Contracts of the Corporation or binding on their respective properties and assets, with respect to the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby, including, without limitation, any consents required from Carolina First Bank.

     9.3     OPINION OF THE SELLERS' COUNSEL.  The Purchaser shall have received
             -------------------------------
an opinion of the Sellers' outside counsel addressed to the Purchaser, dated the Closing Date, in the form set forth on SCHEDULE 9.3.

     9.4     NO  MATERIAL  ADVERSE  CHANGE.  There  shall  have been no Material
             -----------------------------
Adverse Change since the date of this Agreement, which representation shall be attested to in the Corporation's Officer's Certificate.

     9.5     NO  PROCEEDING  OR  LITIGATION.  No  preliminary  or  permanent
             ------------------------------
injunction or other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

     9.6     PROCEEDINGS  AND DOCUMENTS.  All corporate and other proceedings in
             --------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and the Purchaser's counsel, and the Sellers and the Corporation shall have made available to the Purchaser for examination the originals or true, complete and correct copies of all records and documents relating to the business and affairs of the Corporation which the Purchaser may reasonably request in connection with said transaction.

     9.7     SECRETARY'S  CERTIFICATE.  The  Purchaser  shall  have  received  a
             ------------------------
certificate, substantially in the form of EXHIBIT H hereto, of the secretary of the Corporation, as to the charter and bylaws of the Corporation, the resolutions adopted by the directors and stockholders of the Corporation in connection with this Agreement and the incumbency of the Corporation's officers.

     9.8     CERTIFICATES  OF  GOOD  STANDING.  At  the Closing, the Corporation
             --------------------------------
shall have delivered to the Purchaser a certificate issued by the Georgia Secretary of State evidencing the good standing of the Corporation, and a tax clearance certificate from the Georgia Department of Revenue, both as of a date not more than thirty (30) days prior to the Closing.

     9.9     EMPLOYMENT AGREEMENTS.  The Managers and the Corporation shall have
             ---------------------
executed  and  delivered  the  Employment  Agreements.

     9.10     VOTING AGREEMENT AND ESCROW AGREEMENT.  RC shall have executed the
              -------------------------------------
Voting  Agreement  and  Escrow  Agreement.

     9.11     OTHER  DOCUMENTS.  The  Sellers  and the Corporation shall furnish
              ----------------
the Purchaser with such other and further documents and certificates including certificates of the Corporation officers and others as the Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                   ARTICLE 10

        CONDITIONS TO THE OBLIGATIONS OF THE SELLERS AND THE CORPORATION

     Each and every obligation of the Sellers and the Corporation under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by a majority of the Sellers and/or the Corporation, as applicable:

     10.1     REPRESENTATIONS  AND WARRANTIES; PERFORMANCE.  The representations
              --------------------------------------------
and warranties of the Purchaser and Ray contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. The Purchaser and Ray shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date. An officer of the Purchaser and Ray, individually, shall have delivered to the Sellers a certificate, dated the Closing Date, in the form of EXHIBITS I and J hereto, certifying to the foregoing.

     10.2     CONSENTS AND APPROVALS.  The Purchaser shall have obtained any and
              ----------------------
all material consents, approvals, orders, qualifications, licenses, permits or other authorizations, required by all applicable Regulations, Orders and Contracts of the Purchaser or binding on its properties and assets, with respect to the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby.

     10.3     OPINION  OF THE PURCHASER'S COUNSEL.  The Sellers, the Corporation
              -----------------------------------
and the Managers shall have received an opinion of the Purchaser's outside counsel addressed to the Sellers, the Corporation and the Managers, dated the Closing Date, in the form set forth on SCHEDULE 10.3.

     10.4     NO  PROCEEDING  OR  LITIGATION.  No  preliminary  or  permanent
              ------------------------------
injunction or other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

     10.5     PROCEEDINGS AND DOCUMENTS.  All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Sellers and the Corporation and their counsel, and the Purchaser shall have made available to the Sellers and the Corporation for examination the originals or true, complete and correct copies of all records and documents relating to the business and affairs of the Purchaser which the Sellers and the Corporation may reasonably request in connection with said transaction.

     10.6     SECRETARY'S  CERTIFICATE.  The  Sellers  and the Corporation shall
              ------------------------
have received a certificate, substantially in the form of EXHIBIT K hereto, of the secretary of the Purchaser, as to the charter and bylaws of the Purchaser, the resolutions adopted by the directors and stockholders of the Purchaser in connection with this Agreement and the incumbency of the Purchaser's officers.

     10.7     CERTIFICATE OF GOOD STANDING.  At the Closing, the Purchaser shall
              ----------------------------
have delivered to the Sellers and the Corporation a certificate issued by Delaware Secretary of State evidencing the good standing, with respect to both the conduct of business and the payment of all franchise taxes, of the Purchaser as of a date not more than thirty (30) days prior to the Closing Date

     10.8     EMPLOYMENT  AGREEMENTS.  The  Managers  and  Purchaser  shall have
              ----------------------
executed  and  delivered  the  Employment  Agreements.

     10.9     INDEMNIFICATION  AGREEMENT.  The Purchaser shall have executed and
              --------------------------
delivered  the  Indemnification  Agreement.

     10.10     REGISTRATION RIGHTS AGREEMENT.  The Purchaser shall have executed
               -----------------------------
and  delivered  the  Registration  Rights  Agreement.

     10.11     VOTING  AGREEMENT  AND ESCROW AGREEMENT.  Ray shall have executed
               ---------------------------------------
the  Voting  Agreement  and  Escrow  Agreement.

     10.12     SECURED  NOTE  AND  STOCK PLEDGE AGREEMENT.  The Purchasers shall
               ------------------------------------------
have executed the Secured Note and the Stock Pledge Agreement attached hereto as EXHIBIT P, and shall have delivered the original stock certificate evidencing the Shares to Sellers, along with a stock power for such Shares, endorsed in blank.

     10.13     OTHER DOCUMENTS.  The Purchaser and Ray shall furnish the Sellers
               ---------------
and the Corporation with such other and further documents and certificates including certificates of the Purchaser's officers and Ray and others as Sellers and the Corporation shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                   ARTICLE 11

                                     CLOSING

     11.1     CLOSING.  Unless  this  Agreement  shall  have  been terminated or
              -------
abandoned pursuant to the provisions of ARTICLE 12, a closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held on the 2nd day of December, 2005, or on such other mutually agreed to date (the "CLOSING DATE").

     11.2     INTERVENING  LITIGATION.  If,  prior  to  the  Closing  Date,  any
              -----------------------
preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any other Authority shall restrain or prohibit this Agreement or the consummation of the transactions contemplated herein for a period of fifteen (15) days or longer, the Closing shall be adjourned at the option of either party for a period of thirty (30) days. If at the end of such thirty-day period such injunction or Order shall not have been favorably resolved, either party may, by written notice thereof to the other, terminate this Agreement, without liability or further obligation hereunder.

                                   ARTICLE 12

                          TERMINATION PRIOR TO CLOSING

     12.1     METHODS  OF TERMINATION.  This Agreement may be terminated and the
              -----------------------
transactions  herein  contemplated  may  be  abandoned  at  any  time:

          12.1.1     By  mutual  consent  of  the Purchaser and Majority Holder;

          12.1.2 By the Majority Holder in writing, without liability, if the Purchaser shall (a) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Closing Date; or (b) materially breach any of its representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Majority Holder has notified the Purchaser of its intent to terminate this Agreement pursuant to this Section 12.1.2;

          12.1.3 By the Purchaser in writing, without liability, if either the Corporation or the Sellers shall (a) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the Closing Date; or (b) materially breach any of their representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Purchaser has notified the Majority Holder of its intent to terminate this Agreement pursuant to this Section 12.1.3;

          12.1.4 By either Majority Holder or the Purchaser in writing, without liability, if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on the Purchaser, the Sellers or the Corporation, which prohibits or restrains the Purchaser, the Sellers or the Corporation from consummating the transactions contemplated hereby, provided that the Purchaser, the Sellers and the Corporation shall have used their reasonable, good faith efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within (thirty) 30 days after entry, by any such court or governmental or regulatory agency; or

          12.1.5 By either Majority Holder or the Purchaser, in writing, without liability, if for any reason the Closing has not occurred by December 15, 2005 other than as a result of the breach of this Agreement by the party attempting to terminate the Agreement.

     12.2     TERMINATION  OF  OBLIGATIONS.  Termination  of  this  Agreement
              ----------------------------
pursuant to this ARTICLE 12 shall terminate all obligations of the Parties hereunder, except for the obligations under Sections 1.2.3, 6.12, 7.3, 12.2, and
14.13  hereof;  provided, however, that termination pursuant to Sections 12.1.2,
                --------  -------
12.1.3 or 12.1.5 hereof shall not relieve a defaulting or breaching party from any liability to the other party hereto.

                                   ARTICLE 13

                                 INDEMNIFICATION

     13.1     THE  SELLERS'  AGREEMENT  TO  INDEMNIFY.  Subject to the terms and
              ---------------------------------------
conditions set forth herein, from and after the Closing, the Sellers shall indemnify and hold harmless the Purchaser, the Corporation, their Affiliates, any of their respective successors or assigns and their respective directors, officers or employees (each a "PURCHASER INDEMNIFIED PARTY") from and against all liability, assessments, losses, charges, costs and expenses (including, without limitation, interest, court costs, reasonable attorneys' fees and expenses) (collectively "PURCHASER DAMAGES") incurred by a Purchaser Indemnified Party as a result of or arising out of (a) a breach of any representation or warranty contained in ARTICLE 2 or ARTICLE 3 of this Agreement; or (b) any breach of or noncompliance by the Sellers with any covenant or agreement contained in this Agreement.

     13.2     THE PURCHASER'S  AGREEMENT TO INDEMNIFY.  Subject to the terms and
              ---------------------------------------
conditions set forth herein, from and after the Closing, the Purchaser and Ray shall indemnify and hold harmless the Sellers and their respective Affiliates, any of their respective successors or assigns and their respective directors, officers or employees (each a "SELLER INDEMNIFIED PARTY") from and against all liability, assessments, losses, charges, costs and expenses (including, without limitation, interest, court costs, reasonable attorneys' fees and expenses) (collectively "SELLER DAMAGES") incurred by a Seller Indemnified Party as a result of or arising out of (a) a breach of any representation or warranty contained in ARTICLE 4 and ARTICLE 5 of this Agreement; (b) any breach of or noncompliance by the Purchaser or Ray with any covenant or agreement contained in this Agreement; and (c) any liability of the Corporation. (The Purchaser
Indemnified Parties and Seller Indemnified Parties are sometimes referred to collectively herein as the "INDEMNIFIED PARTIES." "PURCHASER DAMAGES" and "SELLER DAMAGES" are sometimes referred to collectively herein as "DAMAGES.").

     13.3     LIMITATIONS  ON  INDEMNIFICATION.  The  Sellers'  obligation  to
              --------------------------------
indemnify Purchaser Indemnified Parties pursuant to Section 13.1 hereof and the obligations of the Purchaser and Ray to indemnify Seller Indemnified Parties pursuant to Section 13.2 are subject to the following limitations, as well as the other limitations set forth in this ARTICLE 13:

          13.3.1 No claim for indemnification shall be made against the Sellers unless the aggregate amount of Purchaser Damages exceeds $100,000 and, in such event, indemnification shall be made by the Sellers only to the extent that the aggregate amount of Purchaser Damages exceeds $100,000.

          13.3.2 In no event (a) shall the Sellers' aggregate obligation to indemnify Purchaser Indemnified Parties exceed $2,000,000, (b) shall Ray's aggregate obligation to indemnify the Seller Indemnified Parties exceed $2,000,000 and (c) shall the Purchaser's aggregate obligation to indemnify the Seller Indemnified Parties exceed $7,000,000 .

          13.3.3 The amount of any Purchaser Damages or Seller Damages, as the case may be, shall be reduced by (a) any amount actually received by the Indemnified Parties with respect thereto under any insurance coverage or from any other party responsible therefor; and (b) the amount of any Tax benefit actually received by the Indemnified Parties relating thereto. The Indemnified Parties shall use all reasonable efforts to collect any amounts available under such insurance coverage and from such other party alleged to have responsibility. If the Indemnified Parties receive an amount under insurance coverage or from such other party with respect to Purchaser Damages or Seller
Damages, as the case may be, at any time subsequent to any indemnification provided pursuant to this ARTICLE 13, then the Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by the Indemnifying Party in connection with providing such indemnification up to such amount received by the Indemnified Party.

          13.3.4 No party shall be entitled to seek indemnification to the extent it was aware of the matter giving rise to such claim prior to Closing.

          13.3.5 The Sellers may, at their option, pay any Purchaser Damages in cash or by transfer of Common Stock having an aggregate fair market value equal to such Purchaser

Damages. For purposes of this Section 13.3.5, the "fair market value" shall be the Market Price for such shares on the date of any final judgment is entered or settlement is reached setting forth the total amount of the Purchaser Damages.

          13.3.6 Any indemnification obligations of Sellers hereunder shall be allocated on a pro-rata basis, based on their respective percentage ownership of the common stock of the Corporation immediately prior to the Closing, and no Seller shall be liable for the obligations of any other Seller hereunder.

     13.4     THIRD  PARTY INDEMNIFICATION.  The obligations of the Sellers, the
              ----------------------------
Purchaser or Ray (as applicable, the "INDEMNIFYING PARTY") to indemnify Indemnified Parties under Section 13.1 or Section 13.2 hereof, respectively, with respect to Damages resulting from the assertion of liability by third parties (each, as the case may be, a "CLAIM"), shall be subject to the following terms and conditions:

          13.4.1 Promptly after receipt by an Indemnified Party of notice by a third party of any complaint or the commencement of any action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for Damages, such Indemnified Party shall, within ten (10) days, notify the Sellers, the Purchaser or Ray as the appropriate Indemnifying Party, of such complaint or of the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of material rights and defenses otherwise available to the Indemnifying Party with respect to such claim. In addition, the Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter such information and documentation as may be reasonably requested by the Indemnifying Party to support and verify the claim asserted, so long as such disclosure would not violate the attorney-client privilege of the Indemnified Party. The Indemnifying Party may at its option undertake the defense thereof by representatives of its own choosing; provided, that any Indemnified Party may, in any event, at its own expense, monitor and participate in, but not control, the defense of such claim. If the Indemnifying Party within thirty (30) days after notice of any such Claim fails to assume the defense of such Claim, the Indemnified Parties will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk, and at the expense, of the Indemnifying Party; provided, however, that as long as the Indemnifying Party is reasonably contesting any claim in good faith, the Indemnified Parties shall not pay or settle any such claim.

          13.4.2 Anything in this Section 13.4 to the contrary notwithstanding, the Indemnifying Party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment (a) which does not include as an unconditional term hereof the delivery by the claimant or plaintiff to the Indemnified Parties of a written release from all liability in respect of such action, suit or proceeding; or (b) for other than monetary damages without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

     13.5     SURVIVAL;  TIME  TO  ASSERT  CLAIMS.
              -----------------------------------

          13.5.1 The representations, warranties, covenants and agreements contained herein, except for covenants and agreements to be performed by the Parties prior to the Closing, will not be extinguished by the Closing but will survive the Closing, subject to the limitations set forth in Section 13.5.2 below with respect to the time periods within which claims for indemnity must be asserted. The covenants and agreements to be performed by the parties prior to the Closing shall expire at the Closing.

          13.5.2 All claims for indemnification under this ARTICLE 13 which are not extinguished by the Closing in accordance with Section 13.5.1 must be asserted no later than one (1) year after the Closing Date; provided, however, that claims with respect to losses arising out of or related in any way to the matters described in Sections 2.3, 13.1(i), 13.2(ii) or 13.2(iii) may be made without limitation, except as limited by law.

          13.6     INDEMNIFICATION; SOLE REMEDY.  The indemnification provisions
                   ----------------------------
set forth herein shall constitute the sole remedy for any breach of this Agreement.

                                   ARTICLE 14

                            MISCELLANEOUS PROVISIONS

     14.1     AMENDMENT  AND  MODIFICATION.  Subject  to  applicable  law,  this
              ----------------------------
Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

     14.2     ENTIRE  AGREEMENT.  This  Agreement,  including  the schedules and
              -----------------
exhibits hereto and the documents, certificates and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior agreements, representations, warranties, promises, covenants, arrangements, communications and understandings, oral or written, express or implied, between the parties with respect to such transactions, including, without limitation, the letter of intent executed by the parties, dated July 12, 2004. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings between the parties with respect to such transactions, other than those expressly set forth or referred to herein.

     14.3     CERTAIN  DEFINITIONS.
              --------------------

          "Affiliate"  means, with regard to any Person (a) any Person, directly
           ---------
     or indirectly, controlled by, under common control of, or controlling such Person; (b) any Person, directly or indirectly, in which such Person holds, of record or beneficially, five percent or more of the equity or voting securities; (c) any Person that holds, of record or beneficially, five percent or more of the equity or voting securities of such Person; (d) any Person that, through Contract, relationship or otherwise, exerts a substantial influence on the management of such person's affairs; (e) any Person that, through Contract, relationship or otherwise, is influenced substantially in the management of their affairs by such Person, or (f) any director, officer, partner or individual holding a similar position in respect of such Person.

          "Authority" means any governmental, regulatory or administrative body,
           ---------
     agency, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory agency, arbitrator authority, whether international, national, federal, state or local.

          "Average  Issue  Price Per Share" means the average price per share at
           -------------------------------
     which  all  Common  Stock  was  issued  to  the  Sellers  hereunder.

          "Base  Value"  means,  with  respect  to  Common  Stock  issued to the
           -----------
     Sellers, the value of such stock determined by taking the price per share at which such stock was issued to the Sellers and multiplying by the number of shares issued.

          "Claim"  means  any  action,  claim,  obligation,  liability, expense,
           -----
     lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, or other dispute, whether civil, criminal, administrative or otherwise, whether pursuant to contractual obligations or otherwise.

          "Closing  GAAP"  means  GAAP  in  effect  as  of  the  Closing  Date.
           -------------

          "Common  Stock" means the common stock, $0.001 par value per share, of
           -------------
     the  Purchaser.

          "Contract"  means  any  agreement, contract, commitment, instrument or
           --------
     other  binding  arrangement  or  understanding,  whether  written  or oral.

          "Determination  Date"  means  the  date  which  is  365  days from the
           -------------------
     Effective  Date.

          "EBIDTA"  means  earnings  before  interest,  depreciation,  taxes and
           ------
     amortization,  as  determined  in  accordance  with  GAAP.

          "Effective  Date" means the 1st day of the month following the Closing
           ---------------
     Date (or the Closing Date is such occurs on the 1st day of a month), or as otherwise agreed between the Majority Holder and the Purchaser in writing.

          "GAAP"  means  United States generally accepted accounting principles.
           ----

          "Guarantee"  means  any guarantee or other contingent liability (other
           ---------
     than any endorsement for collection or deposit in the ordinary course of business), direct or indirect with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation,
     (a) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations; and (b) any Contract (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations; (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services; or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

          "Indebtedness" with respect to any Person means any obligation of such
           ------------
     Person for borrowed money, but in any event shall include (a) any obligation incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business; (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder; (c) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Liens; (d) capitalized lease obligations; and
     (e)  all  Guarantees  of  such  Person.

          "Lien"  means  any  security  interest,  lien,  mortgage,  pledge,
           ----
     hypothecation, encumbrance, Claim, easement, restriction or interest of another Person of any kind or nature.

          "Majority  Holder"  is  Rock  Creek  Equity Holdings, LLC, as majority
           ----------------
     stockholder  of  the  Corporation.

          "Make  Whole  Determination Date" means the date which is the last day
           -------------------------------
     of  the  Purchaser's  two  full  fiscal  quarters  after  the Closing Date.

          "Market  Price"  shall be determined on the basis of: (a) the weighted
           -------------
     average sale price of the Common Stock on the principal stock exchange, or the National Association of Securities Dealers' Automated Quotation National Market System ("NASDAQ/NMS"), as the case may be, on which such Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, as the case may be, then the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ system or the National Quotation Bureau, Inc.; (c) if neither NASDAQ nor the National Quotation Bureau is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business; or (d) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected by the Purchaser, with the consent of the Majority Holder (which consent shall not be unreasonably refused or delayed), and which is not an affiliate of the Purchaser.

          "Manager  Guaranties"  are  those  certain  guaranties  identified  on
           -------------------
     EXHIBIT  L  hereto.

          "Material  Adverse  Change"  means  any  developments or changes which
           -------------------------
     would  have  a  Material  Adverse  Effect.

          "Material  Adverse  Effect" means any circumstances, state of facts or
           -------------------------
     matters which might reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results, plans, strategies or prospects of a Person.

          "Occurrence"  means  any  accident, happening or event which occurs or
           ----------
     has occurred at any time prior to the Closing Date, which results in or could result in a claim against the Corporation or creates or could create a liability or loss for the Corporation.

          "Order"  means  any  decree, judgment, award, order, injunction, rule,
           -----
     consent  of  or  by  an  Authority.

          "Person"  means  any  corporation,  partnership,  joint  venture,
           ------
     organization,  entity,  Authority  or  natural  person.

          "Proprietary  Rights" means any patent, patent application, copyright,
           -------------------
     trademark, trade name, service mark, service name, trade secret, know-how, confidential information or other intellectual property or proprietary rights.

          "Ray  Stock"  means  50,000  shares  of  Series  A  Preferred  Stock,
           ----------
     currently  owned  by  Ray.

          "Regulation"  means  any  law,  statute,  rule, regulation, ordinance,
           ----------
     requirement,  announcement  or  other binding action of or by an Authority.

          "Series  A  Preferred  Stock" is Purchaser's Series A Preferred Stock,
           ---------------------------
     $0.001  par  value  per  share.

          "Subsidiaries"  means with respect to a Person, any business entity of
           ------------
     which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person.

          "Target  Revenue"  means  revenue  of  a  Target  Subsidiary.
           ---------------

          "Target  Subsidiary"  means  any  entity  which,  upon  closing  of an
           ------------------
     acquisition, would become a wholly-owned direct or indirect Subsidiary of the Purchaser or whose business or assts are acquired directly or indirectly by the Purchaser.

          "Trading  Day"  means  any day of the week when the U.S. stock markets
           ------------
     are  open  for  business.

     14.4     NOTICES.  Any  notice, consent, approval, request, demand or other
              -------
communication required or permitted hereunder must be in writing to be effective and shall be deemed delivered and received (a) if sent by hand delivery, upon delivery; (b) if sent by registered or certified mail, return receipt requested, on the date on which such mail is received as indicated in such return receipt, or returned, if delivery is not accepted; (c) if delivered by a nationally recognized courier, one business day after deposit with such courier; and (d) if sent by facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable, addressed as follows:

          IF TO THE SELLERS OR THE CORPORATION:

          Mr. Jerry J. Harrison, Jr.
          Method IQ, Inc.
          1750 Founders Parkway, Suite 180
          Alpharetta, Georgia 30004
          Facsimile: (678) 507-1301

          WITH A COPY TO (WHICH WILL NOT CONSTITUTE NOTICE):

          Patricia J. Rogers, Esq.
          McKenna Long & Aldridge, LLP
          303 Peachtree St., Suite 5300
          Atlanta, GA 30308
          Facsimile: (404) 527-4198

          IF TO THE PURCHASER OR RAY:

          Billy V. Ray, Jr.
          Charys Holding Company, Inc.
          1117 Perimeter Center West, Suite N415
          Atlanta, Georgia 30338
          Facsimile: (678) 443-2320

          WITH A COPY TO (WHICH WILL NOT CONSTITUTE NOTICE):

          Michael Brenner
          Attorney at Law
          1643 North Harrison Parkway
          Sunrise, Florida 33323
          Facsimile: (954) 838-7686

          and

          Norman T. Reynolds
          Glast, Phillips and Murray PC
          815 Walker Street
          Suite 1250
          Houston, Texas 77002
          Facsimile:  (713) 237-3202

          (or to such other address as any party shall specify by written notice so given).

     The evidence of forwarding of the notice provided hereinabove shall be conclusive of such proper notice and any changes of address must be given in the manner provided for notice herein.

     14.5     ASSIGNMENT.  This Agreement and all of the provisions hereof shall
              ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

     14.6     GOVERNING  LAW.  This Agreement shall be governed by and construed
              --------------
in accordance with the internal laws of the State of Georgia, without regard to such state's principles of conflicts of laws

     14.7     DISPUTE  RESOLUTION.  Any  action or proceeding seeking to enforce
              -------------------
any provision of, or based on any right arising out of, this Agreement, whether before or after the Closing, shall be brought in the courts of the State of Georgia, County of Fulton, or in the United States District Court for the
Northern District of Georgia, and each of the parties consents to the jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. Each party to this Agreement hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation (whether as a claim, counter-claim, affirmative defense, or otherwise) in connection with this Agreement and the transactions contemplated hereby. The prevailing party to any such litigation shall be entitled to payment of all its reasonable legal fees and costs by the non-prevailing party. For purposes of the foregoing sentence, the determination of which party is the "prevailing party" shall be made in accordance with federal law.

     14.8     COUNTERPARTS.  This  Agreement  may  be  executed  in  two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.9     HEADINGS.  The  article  and  section  headings  contained in this
              --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.10     BINDING  EFFECT.  This  Agreement shall not be construed so as to
               ---------------
confer any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

     14.11     DELAYS OR OMISSIONS.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the party of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     14.12     SEVERABILITY.  Unless otherwise provided herein, if any provision
               ------------
of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

     14.13     EXPENSES.  Except  as  otherwise set forth herein, the Purchaser,
               --------
the Sellers and Corporation shall each bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement the date first hereinabove set forth.

                                        PURCHASER:

                                        CHARYS HOLDING COMPANY, INC.

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        SELLERS:

                                        ROCK CREEK EQUITY HOLDINGS, LLC

                                        By:
                                               ---------------------------------
                                        Name:  Jerry J. Harrison, Jr.
                                        Title: Manager

                                        By:
                                               ---------------------------------
                                        Name:  Gregory A. Buchholz
                                        Title: Manager


                                        ----------------------------------------
                                        J. Alan Shaw, individually

                                        CORPORATION:

                                        METHOD IQ, INC.

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        RAY:


                                        ----------------------------------------
                                        Billy V. Ray, Jr., individually

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of December __, 2005, by and between CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), ROCK CREEK
                                                           -------
EQUITY  HOLDINGS,  LLC ("RC") and J. ALAN SHAW ("Shaw" and collectively with RC,
                         --                      ----
each  a  "Seller"  and  collectively,  the  "Sellers").
          ------                             -------

     WHEREAS, on even date herewith the Company executed and delivered to the Sellers that certain Stock Purchase Agreement (the "Purchase Agreement") whereby
                                                    -------- ---------
the Company has agreed to issue to the Sellers certain shares of the Company's common stock, $0.001 par value per share (the "Company Common Stock"), as
                                                      --------------------
partial consideration for the transactions contemplated under the Purchase Agreement (the "Seller Shares"); and
                  ------  ------

     WHEREAS, in addition to the Seller Shares, RC may also receive certain shares of the Company's Series A Preferred Stock, $0.001 par value per share (the "Series A Stock"); and
       ----------------

     WHEREAS, a condition to the Sellers' obligations under the Purchase Agreement is that the Company enter into this Agreement in order to provide the Sellers with certain rights to register shares of the Company Common Stock issued pursuant to the Purchase Agreement or issuable upon conversion of any Series A Stock which may be owned by Sellers; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Certain  Definitions.
       --------------------

     "Holder"  shall  mean  any  Person, including Sellers, owning or having the
      ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 15 of this Agreement.

     "Person"  means  any  corporation, association, joint venture, partnership,
      ------
limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

     "Registrable  Securities"  means  (a)  all  shares  of Company Common Stock
      -----------------------
issued or issuable to Sellers pursuant to the Purchase Agreement; (b) all shares of Company Common Stock issued to RC upon conversion of any Series A Stock owned by RC and (c) any other shares of Company Common Stock issued or issuable with respect to the shares referred to in clause (a) (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) in connection with a stock dividend, distribution or split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that the foregoing definition
                                --------  -------
shall exclude any Registrable Securities which have been previously registered or which have been sold to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Selling  Expenses"  means  all underwriting discounts, selling commissions
      -----------------
and  stock  transfer  taxes  applicable  to  the sale of Registrable Securities.

2.     Demand  Registrations.
       ---------------------

     2.1     Requests  for  Registration.

          (a)     Holders.  At any time after the Determination Date (as defined
                  -------
in the Purchase Agreement) of the date of this Agreement, the holders of at least a majority of the then-outstanding Registrable Securities (the "Initiating
                                                                      ----------
Holders")  may  request  registration under the Securities Act of all or part of
-------
its  Registrable  Securities.

          (b) All registrations requested pursuant to this Section 2.1 are referred to herein as "Demand Registrations." Each request for a Demand
                           ---------------------
Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution thereof. Within 10 days after receipt of any such request, the Company (i) will give written notice of such requested registration to all other Holders and (ii) shall, as soon as practicable and subject to the limitations set forth in
Section 2.3, below, use its best efforts to effect as soon as practicable but in any event within sixty (60) days of the receipt of such request, such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as is specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request given within 15 days after receipt of such written notice from the Company.

     2.2     Underwriters.  If  the  Initiating Holders intend to distribute the
             ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1(b) hereof. The right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein.

          If the Company shall request inclusion in any registration pursuant to
Section 2 of securities being sold for its own account, or if any shareholders of the Company other than the Holders ("Other Shareholders") shall request
                                              ------------------
inclusion in any registration pursuant hereto, then, subject to the last sentence of this Section 2.2 with respect to the Company's request, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2.2. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Initiating Holders, with the representative of the underwriter or underwriters selected for such underwriting in accordance with Section 2.5. Notwithstanding any other provision of this Section 2.2, if the underwriter representative advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company held by Other Shareholders shall first be excluded from such registration to the extent so required by such limitation, and, to the extent additional shares need to be excluded in order to conform to such limitation, the securities requested by the Company to be included, if any, shall next be excluded. The Company shall advise all holders of securities requesting registration as to the number of shares of securities that may be included in the registration and underwriting as allocated in the foregoing manner. If the Company or any Other Shareholder or Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

     2.3     Limitations  on  Demand  Registrations.  Notwithstanding  the
             --------------------------------------
provisions of Sections 2.1 and 2.2, the Company shall not be required to take any action to effect a registration demanded pursuant to this Section 2 after the Company has effected two (2) registrations pursuant to Section 2.1 that have been requested by Holders of at least a majority of the then-outstanding Registrable Securities, and each of such registrations has become and remained effective in the manner and for the period set forth in Section 4(b) hereof .

     2.4     Demand  Registration  Expenses.
             ------------------------------

          The Company shall pay all Registration Expenses incurred in connection with each Demand Registration, regardless of whether it becomes effective, and the Holders of the Registrable Securities included therein shall pay all Selling Expenses incurred in connection with each Demand Registration on a pro rata basis based on the number of Registrable Securities included therein by each such Holder.

          Notwithstanding anything to the contrary in subsection (a), above, if a Demand Registration is withdrawn at the request of the holders of a majority of the Registrable Securities to be registered therein, then either

(i) the Holders of the Registrable Securities to be registered therein shall pay all Registration Expenses incurred in connection with such withdrawn Demand Registration on a pro rata basis based on the number of Registrable Securities included therein by each such Holder or (ii) if a majority of the holders of the Registrable Securities to be registered therein agree in writing to forfeit their rights to one demand registration under this Section 2, the Company shall pay such Registration Expenses; provided, however, that the provisions of this
                                  --------
subsection (b) shall not apply in such Demand Registration is withdrawn by the Holders of the Registrable Securities due to a Material Adverse Change where such Material Adverse Change was not know by such Holders prior to the request for such Demand Registration and where the request was withdrawn within a reasonable period of time following the disclosure to such Holders of such Material Adverse Change.

     2.5     Selection of Underwriters.  In any Demand Registration, the Company
             -------------------------
will have the right to select the investment banker or bankers and the manager or managers for the offering, subject to the approval of the Initiating Holders, which approval shall not be unreasonably withheld.

3.     Piggyback  Registrations.
       ------------------------

     3.1     Right  to Piggyback.  Whenever the Company proposes to register any
             -------------------
of its securities under the Securities Act (other than (a) registrations relating to employee benefit plans, dividend reinvestment plans or corporate reorganizations pursuant to Rule 145 under the Securities Act or (b) a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company
                                           ----------------------
will give written notice to all Holders of its intention to effect such a registration promptly, and in any event no later than thirty (30) days prior to the filing of a registration statement therefor, and will include in any such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

     3.2     Underwriting. If the registration of which the Company gives notice
             ------------
is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section
3.1  hereof.  In such event, the right of any Holder to registration pursuant to
Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, if in a Piggyback Registration the underwriter reasonably determines that the inclusion of all shares of Registrable Securities proposed to be included in the Piggyback Registration together with any other issued and outstanding shares of Company Common Stock proposed to be included therein by holders other than the Holders (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the
                                      -------------
successful marketing of such securities and so notifies the Company and the Holders of Registrable Securities sought to be included in such registration in writing, then the number of such shares to be included in such underwritten public offering shall be reduced by excluding, to the extent necessary, (i) first, shares requested to be included in such registration by the holders of
-----
Other  Shares, on a pro rata basis, based upon the number of Other Shares sought
                    --------
to be included by each such holder, until all such shares requested by any Other Holders shall have been so excluded; (ii) second, Registrable Securities then
                                             ------
owned  by  the  Holders,  on  a  pro rata basis, based upon the number of shares
                                 --------
sought  to  be  registered  by  each such Holder, and (iii) third, if necessary,
                                                            -----
shares the Company proposes to sell. The Company shall advise all holders of securities requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner. If any Holder or holder of Other Shares disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

     3.3     Piggyback  Registration  Expenses.  The  Company  shall  pay  all
             ---------------------------------
Registration Expenses incurred in connection with each Piggyback Registration, and the Holders participating in the Piggyback Registration shall pay on a pro rata basis all Selling Expenses incurred in connection with each Piggyback Registration.

     3.4     Selection  of  Underwriters.  In  any  Piggyback  Registration, the
             ---------------------------
Company shall select the investment banker or bankers and the manager or managers for the offering.

4.     Registration  Procedures.  If  and  whenever  the  Company is required to
       ------------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such
       ---
registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by holders of at least a majority of the then-outstanding Registrable Securities, copies of all such documents proposed to be filed;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to one hundred eighty (180) days (or until such time as Holders have completed the distribution of all Registrable Securities included therein, whichever comes first) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that such 180 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Company Common Stock (or other securities) of the Company;

          (c) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (d) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (f) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (h) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (i) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (l) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

5.     Information  to  be Furnished by the Holder.  The Company may require the
       -------------------------------------------
Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

6.     Discontinuance  of Disposition of the Registrable Securities.  The Holder
       ------------------------------------------------------------
agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(h) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(h) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

7.     Incidental  Underwritten  Offerings.  If the Company at any time proposes
       -----------------------------------
to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

8.     Market  Stand-Off.  In  connection  with the an underwritten offering and
       -----------------
upon written request of the Company or the underwriters managing such offering of the Company's equity securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Company (other than those included in the registration and any securities acquired by the Holder in or after such public offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed 180 days from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering; provided that
                                                                   --------
all officers and directors of the Company holding Registrable Securities enter into similar and no less restrictive standoff agreements, and the terms and conditions of any such agreement shall supercede the terms and conditions hereof to the extent they shall be any less restrictive than the terms and conditions hereof. Any discretionary waiver or termination of the restrictions of such agreements (including this Agreement) by the Company or the managing underwriter shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by each subject to such agreements. In connection with any future issuance of securities representing more than 1% of the outstanding Company Common Stock (on an as-converted basis), the Company shall obtain agreements from the purchasers of such securities that are no less restrictive than those set forth in this Section.

9.     Participation  in Underwritten Offerings.  The Holder may not participate
       ----------------------------------------
in  any  underwritten  offering  under  this  Agreement  unless  the  Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
        ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

11.     Indemnification.
        ---------------

     11.1     Indemnification  by the Company.  In the event of any registration
              -------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless each Holders, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls a Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     11.2     Indemnification  by  Holders.  The  Company  may  require,  as  a
              ----------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holders, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 11.1 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the obligation to
                                       --------  -------
indemnify shall be individual to each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable
Securities pursuant to such registration statement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     11.3     Notices  of Claims, Etc.  Promptly after receipt by an indemnified
              -----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Section 11.1 and Section 11.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section
11.1 and Section 11.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party

     11.4     Other  Indemnification.  Indemnification similar to that specified
              ----------------------
in Paragraph 11.1 and Paragraph 11.2 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     11.5     Indemnification Payments.  The indemnification required by Section
              ------------------------
11.1 and Section 11.2 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     11.6     Contribution.  If the indemnification provided for in Section 11.1
              ------------
and Section 11.2 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holders or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Holders or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this
Section 11.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11.6 were determined by pro rata allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     11.7     Limitation  on  Contributions.  Notwithstanding  the provisions of
              -----------------------------
Section 11.6, the Holders and the underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or (b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

12.     Rule  144.  The  Company  shall  timely  file the reports required to be
        ---------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Section.

13.     Amendments  and  Waivers.  This Agreement may be amended and the Company
        ------------------------
may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of a majority of the Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section, whether or not such Registrable Securities shall have been marked to indicate such consent.

14.     Nominees  for  Beneficial  Owners.  In  the  event  that  any  of  the
        ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

15.     Assignment  of  Registration Rights.  The rights to cause the Company to
        -----------------------------------
register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to (a) a transferee or assignee of at least 100,000 shares of the Registrable Securities held by a Holder, or
(b) in connection with any transfer or assignment by a Holder of any number of shares to (i) any partner, retired partner, member or shareholder of such Holder or any transfer to spouses and ancestors, lineal descendants and siblings of such partners, members or shareholders or spouses who acquire Registrable Securities by gift, will, intestate succession or otherwise or (ii) to any affiliate of a Holder (as the term "affiliate" is defined under Regulation D of the Securities Act), provided that the Company is given notice of such transfer (including the name and address of such transferee) within a reasonable time thereafter and any such transferee shall agree to become subject to the obligations of the Holders under this Agreement.

16.     Conflict.  Notwithstanding anything herein contained to the contrary, in
        --------
the event of any conflict between the terms of the Purchase Agreement or this Agreement, the terms of this Agreement shall control.

17.     Notices.  Any  notice,  consent,  approval,  request,  demand  or  other
        -------
communication required or permitted hereunder must be in writing to be effective and shall be deemed delivered and received (a) if sent by hand delivery, upon delivery; (b) if sent by registered or certified mail, return receipt requested, on the date on which such mail is received as indicated in such return receipt, or returned, if delivery is not accepted; (c) if delivered by a nationally recognized courier, one business day after deposit with such courier; and (d) if sent by facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable, addressed, if to the Company, to Mr. Billy Ray at 1117 Perimeter Center West, Suite N415, Atlanta, GA, 30338 and if to the Holders, at their address on record with the Company, or to such other address or to the attention of such other Person as may be substituted by notice given as herein provided.

18.     Descriptive  Headings.  The descriptive headings of the several sections
        ---------------------
and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

19.     Governing  Law.  This  Agreement  shall  be governed by and construed in
        --------------
accordance with the internal laws of the State of Georgia, without regard to such state's principles of conflicts of laws

20.     Dispute  Resolution.  Any  action  or  proceeding seeking to enforce any
        -------------------
provision of, or based on any right arising out of, this Agreement shall be brought in the courts of the State of Georgia, County of Fulton, or in the United States District Court for the Northern District of Georgia, and each of the parties consents to the jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. Each party to this Agreement hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation (whether as a claim, counter-claim, affirmative defense, or otherwise) in connection with this Agreement and the transactions contemplated hereby. The prevailing party to any such litigation shall be entitled to payment of all its reasonable legal fees and costs by the non-prevailing party. For purposes of the foregoing sentence, the determination of which party is the "prevailing party" shall be made in accordance with federal law.

21.     Severability.  If any provision of this Agreement, or the application of
        ------------
such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

22.     Binding  Effect.  All the terms and provisions of this Agreement whether
        ---------------
so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

23.     Failure  or  Indulgence  Not Waiver; Remedies Cumulative.  No failure or
        --------------------------------------------------------
delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

24.     Counterparts.  This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

25.     Entire  Agreement.  This  Agreement  and  the  other documents expressly
        -----------------
referred to herein or delivered pursuant hereto or pursuant to the Purchase Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, relating to the subject matter hereof.

                         [Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                        CHARYS HOLDING COMPANY, INC.

                                        By:
                                             -----------------------------------
                                             Billy V. Ray, Jr., President



                                        ROCK CREEK EQUITY HOLDINGS, LLC

                                        By:
                                             -----------------------------------
                                             Jerry J. Harrison, Jr., Manager


                                        ----------------------------------------
                                        J. Alan Shaw, Individually

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("AGREEMENT") is made as of the __day of _____, 200_ by and among Charys Holding Company, Inc., a Delaware corporation located at 1117 Perimeter Center West, Suite N-415, Atlanta Georgia 30338 ("CHARYS"), Method IQ, Inc., a Georgia corporation located at 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004 (the "COMPANY"), and Jerry J. Harrison, Jr. (hereinafter, the "EXECUTIVE").

                                 R E C I T A L S
                                 - - - - - - - -

     A. Charys acquired all of the issued and outstanding stock of the Company on _____________, 200_.

     B. The Board of Directors of Charys (the "CHARYS BOARD") recognizes the Executive's potential contribution to the growth and success of Charys by providing executive management services to the Company and desires to assure the Company of the Executive's employment in an executive capacity.

     C. The Board of Directors of the Company (the "BOARD") recognizes the Executive's potential contribution to the growth and success of the Company, and desires to assure the Company of the Executive's employment in an executive capacity and to compensate him therefore, has approved the provisions of this Agreement and has authorized the officers of the Company to execute the Agreement on behalf of the Company.

     D. The Executive is willing to make his services available to the Company on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

     1.     Employment.
            ----------

          1.1     Employment and Terms.  The Company hereby agrees to employ the
                  --------------------
Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

          1.2     Duties of Executive.  During the Term of Employment under this
                  -------------------
Agreement (as hereinafter defined), the Executive shall serve as the Company's Chief Executive Officer. The Executive shall be accountable only to the Board, and, subject to the authority of the Board, shall have supervision and control over, and responsibility for the overall operations of the Company. He also shall have such other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Executive's position as Chief Executive Officer of a company the size and type of the Company. The Executive shall devote the necessary time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his reasonable best efforts to promote the interests of the Company. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for the Executive to (i) be employed in any capacity by Rock Creek Equity Holdings, LLC, (ii) serve on corporate (subject to approval of the Board, which shall not be unreasonably withheld), civic or charitable boards or committees, (iii) deliver lectures, fulfill speaking engagements or teach at educational institutions, or (iv) manage personal investments, so long as such activities do not significantly interfere with or significantly detract from the performance of the Executive's responsibilities to the Company in accordance with this Agreement. The Executive may continue to serve out the remaining term as a board member on any corporate board on which he serves as of the Commencement Date.

     2.     Term.  The  term  of  employment  under this Agreement (the "TERM OF
            ----
EMPLOYMENT") shall commence as of the __day of ____________, 200_ (the "COMMENCEMENT DATE") and shall continue for a period ending two (2) years from any date as of which the Term of Employment is being determined, subject to earlier termination pursuant to Section 5 hereof. This agreement shall automatically renew for an additional 2-year term at the conclusion of the initial or successive 2-year terms. The date on which the Term of Employment shall expire is sometimes referred to in this Agreement as the "EXPIRATION DATE."

     3.     Compensation.
            ------------

          3.1     Base Salary.  The Executive shall receive a base salary at the
                  -----------
annual rate of $175,000 (the "BASE SALARY") during the Term of Employment, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. Notwithstanding the foregoing, the Board may decrease the Executive's salary at any time with the written consent of the Executive, which shall be granted at the Executive's sole discretion. Any such reduction in the Executive's salary shall not effect the calculation of Base Salary for the purpose of Section 5 of this Agreement. Notwithstanding anything to the contrary herein, in no event shall Executive's salary be reduced below
$60,000.00, and, if the Company has met or exceeded $1.4 million in EBIDTA by the date which is one year from the Commencement Date, then, in no even shall Executive's salary be (or be reduced to) less than the Base Salary set forth above.

          3.2     Bonuses.  In  addition  to Base Salary, the Executive shall be
                  -------
eligible to receive a bonus (the "ANNUAL BONUS") payable in such amount and at such times as may be recommended by the Compensation Committee of the Board of Directors in its sole discretion.

     4.     Expense  Reimbursement  and  Other  Benefits.
            --------------------------------------------

          4.1     Reimbursement  of  Expenses.  Upon  the  submission  of proper
                  ---------------------------
substantiation by the Executive, and subject to such rules and guidelines as the Company may from time to time adopt with respect to the reimbursement of expenses of executive personnel, the Company shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive during the Term of Employment in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

          4.2     Compensation/Benefit Programs.  During the Term of Employment,
                  -----------------------------
the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans and all other plans as are presently and hereinafter offered by the Company to its executive personnel, including savings, pension, profit-sharing and deferred compensation plans.

          4.3     Working  Facilities.  During  the  Term  of  Employment,  the
                  -------------------
Company shall furnish the Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

          4.4     Automobile.  During the Term of Employment, the Company shall,
                  ----------
at the Executive's election, either (i) pay to the Executive a non-accountable automobile allowance of $500 per month or (ii) provide the Executive with a mid-size automobile (which initially shall be new and shall be replaced not less frequently than every three (3) years), and reimburse the Executive for the costs of gasoline, oil, repairs, maintenance, insurance and other expenses incurred by Executive by reason of the use of the automobile.

          4.5     Stock  Options.
                  --------------

               a.     Initial  Grant.  As of the Commencement Date, Charys shall
                      --------------
grant to the Executive an option to purchase ________________ shares of common stock of Charys (the "COMMON STOCK") (hereinafter, the "INITIAL OPTIONS") at the closing price on the Commencement Date. Fifty Percent (50%) of this option shall be exercisable on the _____ year anniversary of the Commencement Date and the balance on the _____ year anniversary of the Commencement Date and shall remain exercisable for a period of ten (10) years, whether or not the Executive continues to be employed by the Company during that period. The parties intend that the Initial Options be granted pursuant to the Charys stock option plan (the "CHARYS STOCK OPTION PLAN") and shall be incentive stock options to the extent allowable under the Charys Stock Option Plan and applicable laws; provided, however, in the event that the Initial Options may not be granted under the Charys Stock Option Plan due to the failure of Charys to obtain shareholder approval of an increase in the number of shares available for grant thereunder, the Initial Options shall be granted to the Executive outside of the Charys Stock Option Plan.

               b.     Future  Grants.  In  addition,  during  the  Term  of
                      --------------
Employment, the Executive shall be eligible to be granted options (the "STOCK OPTIONS") to purchase common stock of Charys under (and therefore subject to all terms and conditions of) the Charys Stock Option Plan, and any successor plan thereto; provided, however, that the Stock Options shall become immediately exercisable in full upon termination of the Executive's employment with the Company for any reason other than termination by the Company for Cause under
Section  5.1  hereof  or  termination by the Executive without Good Reason under
Section 5.5(b) hereof. The number of Stock Options and terms and conditions of the Stock Options shall be determined by the committee of the Board appointed pursuant to the Charys Stock Option Plan, or by the Charys Board, in its discretion and pursuant to the Charys Stock Option Plan.

          4.6     Target  Companies.  Within thirty (30) days after Commencement
                  -----------------
Date, a special committee (the "COMMITTEE") of the Charys Board shall be established to meet with the Executive and Gregory A. Buchholz (collectively, the "MANAGERS") to establish guidelines (the

"GUIDELINES") for acquisitions of companies similar to the Company. After the Guidelines have been established and approved by the Charys Board, the Managers may from time to time bring acquisition candidates (a "TARGET COMPANY" or the "TARGET COMPANIES") to the Committee for review. If the acquisition terms of a Target Company comply with the Guidelines, Charys will make available a pool of Common Stock and apportion cash which may be available from Charys for the acquisition of the Target Company as a wholly-owned subsidiary of the Company, pursuant to any acquisition structure recommended by the Company's attorneys, accountants or other professional advisors.

          As soon as practicable after the acquisition of the Company, the Committee and the Managers shall establish reasonable financial goals for the results of operations of any Target Company acquired, to include target sales, target growth in sales, and target earnings before interest, depreciation, taxes and amortization, as determined in accordance with United States generally accepted accounting principles ("EBITDA"), hereinafter collectively the "TARGET GOALS."

          At the end of each full fiscal year of operation for any Target Company, Charys shall cause an audit of the Target Company to be performed by Charys' accountants (the "TARGET REVIEW").

          In the event the results of operation of each Target Company, as determined by the Target Review, is equal to greater than the Target Goals, then an amount not less than Twenty-Five Percent (25%) of the net income of any Target Company, as established by the Target Review, would be paid to the Managers, in accordance with each Manager's Employment Agreement, in cash or in common stock of Charys, at the Company's option, in accordance with the example set forth in EXHIBIT A hereto. The incentive compensation payable under this Section shall be cumulative over a three (3) year period.

          4.7     Other  Benefits.  The  Executive shall be entitled to four (4)
                  ---------------
weeks of paid vacation each calendar year during the Term of Employment, to be taken at such times as the Executive and the Company shall mutually determine and provided that no vacation time shall significantly interfere with the duties required to be rendered by the Executive hereunder. Any vacation time not taken by Executive during any calendar year may be carried forward into any succeeding calendar year. The Executive shall receive such additional benefits, if any, as the Board of the Company shall from time to time determine.

     5.     Termination.
            -----------

          5.1     Termination  for  Cause.  The  Company shall at all times have
                  -----------------------
the right, upon written notice to the Executive, to terminate the Term of Employment, for Cause as defined below. For purposes of this Agreement, the term "CAUSE" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of, or a willful and material failure or refusal (other than by reason of his disability or incapacity) to perform his duties under, this Agreement which is not cured within fifteen (15) days (or if the Executive is acting diligently to effect a cure, such longer time as shall be reasonably necessary to effect the cure) after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or material breach of trust in connection with his services hereunder, or (iii) a conviction of any crime which involves dishonesty or a breach of trust. Any termination for Cause shall be made in writing by notice to the Executive, which notice shall set forth in reasonable detail all acts or omissions upon which the Company is relying for such termination. The Executive (and his legal representative) shall have the right to address the Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Company shall (i) pay to the Executive any unpaid Base Salary through the date of termination and (ii) pay to the Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of the termination of Executive's employment with the Company. Upon any termination effected and compensated pursuant to this Section 5.1, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.2     Disability.  The  Company  shall  at all times have the right,
                  ----------
upon written notice to the Executive, to terminate the Term of Employment, if the Executive shall as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 180 days in any 12-month period. The determination of whether the Executive is or continues to be disabled shall be made in writing by a physician selected by the Board and reasonably acceptable to the Executive. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive the Executive's Base Salary for the remainder of the then-current Term of Employment, (ii) pay to the Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of termination of the Executive's employment with the Company, (iii) pay to the Executive his Termination Year Bonus, if any, at the time provided in Section 3.2f hereof, and
(iv) pay to the Executive any then unpaid Additional Bonuses at the time provided in Section 3.2(c). Upon any termination effected and compensated pursuant to this Section 5.2, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.3     Death.  Upon  the  death  of  the Executive during the Term of
                  -----
Employment, the Company shall (i) pay to the estate of the deceased the Executive's Base Salary for the remainder of the then-current Term of Employment, (ii) pay to the estate of the deceased Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the Executive's date of death, (iii) pay to the estate of the deceased Executive, the Executive's Termination Year Bonus, if any, at the time provided in Section 3.2f hereof, and (iv) pay to the Executive's estate any then unpaid Additional Bonuses at the time provided in Section 3.2(c). Upon any termination effected and compensated pursuant to this Section 5.3, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.4     Termination Without Cause. The Company shall have the right to
                  -------------------------
terminate the Term of Employment by written notice to the Executive not less than thirty (30)
days  prior  to  the  termination  date.  Upon  any termination pursuant to this
Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3 or 5.5), the Company shall (i) pay to the Executive on the termination date unpaid Base Salary, if any, through the date of termination specified in such notice,
(ii) pay to the Executive the accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of the termination of the Executive's employment with the Company, at the time provided in Section 3.2a,
(iii) pay to the Executive on the termination date a lump sum payment equal to three (3) times the sum of (x) his Base Salary and (y) the accrued but unpaid
Bonus for the year in which such termination occurs, (iv) continue to provide the Executive with the benefits under Sections 4.2 and 4.4 hereof (the "BENEFITS") for a period of three (3) years immediately following the date of his termination in the manner and at such times as the Benefits otherwise would have been provided to the Executive; (v) pay to the Executive as a single lump sum payment, within 30 days of the date of termination, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans but that would not have been forfeited if the Executive's employment had contained for an additional three (3) years. In the event that the Company is unable to provide the Executive with any Benefits required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall promptly reimburse the Executive for amounts paid by the Executive to acquire comparable coverage. Upon any termination effected and compensated pursuant to this Section 5.4, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.5     Termination  by  Executive.
                  --------------------------

               a. The Executive shall at all times have the right, by written notice not less than thirty (30) days prior to the termination date, to terminate the Term of Employment.

               b. Upon termination of the Term of Employment pursuant to this Section 5.5 by the Executive without Good Reason (as defined below), the Company shall (i) pay to the Executive upon the termination date any unpaid Base Salary through the effective date of termination specified in such notice or otherwise mutually agreed and (ii) pay to the Executive any accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the termination of Executive's employment with the Company, at the time provided in
Section  3.2.   Upon  any  termination effected and compensated pursuant to this
Section 5.5(b), the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and
(y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

               c. Upon termination of the Term of Employment pursuant to this Section 5.5 by the Executive for Good Reason, the Company shall pay to the Executive the same amounts, and shall continue or compensate for Benefits in the same amounts, that would have been payable or provided by the Company to the Executive under Section 5.4 of this Agreement if the Term of Employment had been terminated by the Company without Cause. In addition, if the termination of the Term of Employment occurs after a Change in Control (as hereinafter defined), and as a result of the Change in Control, the Executive would be entitled to a reduction in the option price for any options granted to the Executive, or any cash payments from the Company, (other than those provided under this Agreement) in addition to those specified in Section 5.4, under any plan or program maintained by the Company (the "ADDITIONAL BENEFITS"), then the Company shall provide the Executive with those Additional Benefits, if and only to the extent that such Additional Benefits, when added to the amounts payable and the Benefits provided by the Company to the Executive hereunder, will not constitute excess parachute payments with the meaning of Section 280G of Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE"). Upon any termination effected and compensated pursuant to this Section 5.5(c), the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs.)

               d.     For  purposes  of this Agreement, "GOOD REASON" shall mean
(i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section
1.2 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) any failure by the Company to comply with any of the provisions of Article 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (iii) the Company's requiring the Executive to be based at any office or location, that is not within 50 miles of the executive's home city except for travel reasonably required in the performance of the Executive's responsibilities; (iv) any purported termination by the Company of the Executive's employment other than for Cause pursuant to Section 5.1, or because of the Executive's disability pursuant to Section 5.2 of this Agreement; (v) the termination by the Company of Gregory A. Buchholz for any reason other than Cause; or (vi) the occurrence of a Change in Control. For purposes of this
Section 5.5(d), the Executive acknowledges that the Company's holding company functions are headquartered and centralized in Atlanta, Georgia. For purposes of this Section 5.5(d), any good faith determination of Good Reason made by the Executive shall be conclusive; provided that the Executive shall not exercise
                                  --------
his right to terminate his employment for Good Reason without first giving sixty
(60) days written notice to the Company of the factual basis constituting Good Reason. The Company shall have the right to cure the problem(s) noted by the Executive, before the Executive may terminate his employment for Good Reason.

               e. For purposes of this Agreement, the term "CHANGE IN CONTROL" shall mean:

                    (i) Approval by the shareholders of the Company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than Fifty Percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                    (ii) A new Board member is elected without the approval of at least two (2) of the persons who, as of the Commencement Date of this Agreement, constitute the Board (the "INCUMBENT BOARD"); or

                    (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13-d promulgated under the Securities Exchange Act of more than Fifty Percent (50%) of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "CONTROLLING INTEREST") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the Commencement Date of this Agreement owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries;

                    (iv) provided that, with respect to this Section 5.5(e), a Change in Control shall not be deemed to have occurred should any of the contingencies referred to in this Section involve any of those companies, persons or other legal entities with whom the Company is negotiating on or before  the  Commencement  Date  and  which are communicated, in writing, by the
                                 ---
Company  to  the  Executive  upon  execution  of  this  Agreement.

          5.6     Certain  Additional Payments by the Company.  Anything in this
                  -------------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, including any additional payments required under this Section 5.6) (a "PAYMENT") would be subject to an excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "EXCISE TAX"), the Company shall make a payment to the Executive (a "GROSS-UP PAYMENT") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross-Up Payment, the Executive retains (or has had paid to the Internal Revenue Service on his behalf) an amount of the Gross-Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross-Up Payment is to be made, and
(ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

          5.7     Resignation.     Upon  any  termination of employment pursuant
                  -----------
to this Article 5, the Executive shall be deemed to have resigned as an officer, and if he or she was then serving as a director of the Company, as a director, and if required by the Board, the Executive hereby agrees to immediately execute a resignation letter to the Board.

          5.8     Survival.  The  provisions of this Article 5 shall survive the
                  --------
termination  of  this  Agreement,  as  applicable.

     6.     Restrictive  Covenants.
            ----------------------

          6.1     Non-competition.  In  order  to  fully  protect  the Company's
                  ---------------
Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in, the provision of telephonic customer interaction solutions in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of telephone and telecommunication installation and service). Notwithstanding anything to the contrary in the forgoing or elsewhere herein, the "Company's Business" shall not be deemed to include the current business of Executive's other company, Synerio, Inc., a Georgia corporation, which is building, operating and selling hosted call center applications. During the Executive's employment with the Company, the Executive shall not, directly or indirectly, have any interest in any business that provides telephonic customer interaction solutions in the United States (other than the Company) that competes with the Company's Business, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation. For purposes of this Agreement the "RESTRICTED PERIOD" shall be the period during which the Executive is employed by the Company and, if the Executive's employment with the Company is either terminated by the Company without Cause pursuant to Section 5.4, or by the Executive for Good Reason pursuant to Section 5.5c, and the Company has paid to the Executive all of amounts then payable to the Executive pursuant to Sections 5.4 or 5.5c, as applicable, the one (1) year period immediately following the termination of the Executive's employment with the Company.

          6.2     Confidential  Information.  The  Executive  recognizes  and
                  -------------------------
acknowledges that the Trade Secrets (as defined below) and Confidential Information (as defined below), of the Company and all physical embodiments thereof, as they may exist from time-to-time, collectively, the "PROPRIETARY INFORMATION" are valuable, special and unique assets of the

Company's business. In order to obtain and/or maintain access to such Proprietary Information, which employee acknowledges is essential to the performance of his duties under this Agreement, the Executive agrees that, except with respect to those duties assigned to him by the Company, the Executive shall hold in confidence all Proprietary Information and the Executive will not reproduce, use, distribute, disclose, or otherwise misappropriate any Proprietary Information, in whole or in part, and will take no action causing, or fail to take any action necessary to prevent causing, any Proprietary Information to lose its character as Proprietary Information, nor will the Executive make use of any such Information for the Executive's own purposes or for the benefit of any person, business or legal entity (except the Company) under any circumstances, except that the Executive may disclose such Proprietary Information to the extent required by law, provided that, prior to any such disclosure, the Company be provided an opportunity to contest such disclosure.

          For purposes of this Agreement, the term "TRADE SECRETS" means information belonging to or licensed to the Company, regardless of form, including, but not limited to, any technical or non-technical data, formula, pattern, compilation, program, device, method, technique, drawing, financial, marketing or other business plan, lists of actual or potential customers or suppliers, or any other information similar to any of the foregoing, which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can derive economic value from its disclosure or use. The term "CONFIDENTIAL INFORMATION" means any information belonging to or licensed to the Company, regardless of form, other than Trade Secrets, which is valuable to the Company and not generally known to competitors of the Company.

          The provisions of this Section 6.2 will apply to Trade Secrets for as long as such information remains a Trade Secret and to Confidential Information during the Executive's employment with the Company and for a period of two (2) years following the termination of the Executive's employment with the Company for whatever reason.

          6.3     Non-solicitation  of  Employees  and  Customers.  At all times
                  -----------------------------------------------
during the Restricted Period, as defined in Section 6.1 hereof, the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) solicit, recruit or attempt to solicit or recruit any employee of the Company to leave the Company's employment, or (b) solicit or attempt to solicit any of the actual or targeted prospective customers or clients of the Company with whom the Executive had material contact or about whom the Executive learned Confidential Information on behalf of any person or entity in connection with any business that competes with the Company's Business.

          6.4     Ownership  of  Developments.  All  copyrights,  patents, trade
                  ---------------------------
secrets, or other intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by Executive during the course of performing work for the Company or its clients (collectively, the "WORK PRODUCT") shall belong exclusively to the Company and shall, to the extent possible, be considered a work made by the Executive for hire for the Company within the meaning of Title 17 of the United States Code. To the extent the Work Product may not be considered work made by the Executive for hire for the Company, the Executive agrees to assign, and automatically assign at the time of creation of the Work Product, without any requirement of further consideration, any right, title, or interest the Executive may have in such Work Product. Upon the request of the Company, the Executive shall take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment.

          6.5     Books  and Records.  All books, records, and accounts relating
                  ------------------
in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

          6.6     Definition of Company.  Solely for purposes of this Article 6,
                  ---------------------
the term "COMPANY" also shall include any existing or future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

          6.7     Acknowledgment  by  Executive.  The Executive acknowledges and
                  -----------------------------
confirms that (a) the restrictive covenants contained in this Article 6 are reasonably necessary to protect the legitimate business interests of the Company, and (b) the restrictions contained in this Article 6 (including without limitation the length of the term of the provisions of this Article 6)are not overbroad, overlong, or unfair and are not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Article 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Article 6. The Executive further acknowledges that the restrictions contained in this Article 6 are intended to be, and shall be, for the benefit of and shall be enforceable by, the Company's successors and assigns.

          6.8     Reformation  by Court.  In the event that a court of competent
                  ---------------------
jurisdiction shall determine that any provision of this Article 6 is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Article 6 within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          6.9     Extension  of Time.  If the Executive shall be in violation of
                  ------------------
any  provision  of  this  Article 6, then each time limitation set forth in this
Article 6 shall be extended for a period of time equal to the period of time during which such violation or violations occur. If the Company seeks injunctive relief from such violation in any court, then the covenants set forth in this Article 6 shall be extended for a period of time equal to the pendency of such proceeding including all appeals by the Executive.

          6.10     Survival.  The provisions of this Article 6 shall survive the
                   --------
termination  of  this  Agreement,  as  applicable.

     7.     Support  Functions;  Profit  Participation.  During the term of this
            ------------------------------------------
Agreement, no material administrative or corporate support functions, unless requested by the CEO or President of the Company, shall be integrated with those of Charys, unless required by applicable law, rule or regulation, until the earlier of the date when (a) the Company's credit facilities with Carolina First Bank (or any refinancing of the same) has been paid in full or (b) until Executive is released as a guarantor on all Company debt guaranteed by such Executive. Net profits in excess of 10 % of the net sales of the Company shall be eligible for distribution through a bonus compensation plan administered by the Managers.

     8.     Injunction.  It is recognized and hereby acknowledged by the parties
            ----------
hereto  that  a  breach  by  the  Executive of any of the covenants contained in
Article 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company may be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Article 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

     9.     Attorney's  Fees.  Nothing  contained  herein  shall be construed to
            ----------------
prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

     10.     Assignment.  Neither  party  shall  have  the  right  to  assign or
             ----------
delegate his rights or obligations hereunder, or any portion thereof, to any other person.

     11.     Governing  Law  and Venue.  This Agreement shall be governed by and
             -------------------------
construed and enforced in accordance with the internal laws of the State of Georgia. The venue for any action to enforce this Agreement shall be the state or federal courts located within Fulton County, Georgia.

     12.     Entire  Agreement.  This Agreement constitutes the entire agreement
             -----------------
between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

     13.     Notices:  All  notices  required or permitted to be given hereunder
             -------
shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the return receipt thereof, or three (3) days after deposit in the U.S. mail. Notice shall be sent (i) if to the Company, addressed to the address of the Company in the preamble to this Agreement, Attention: Chairman of the Board, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other in accordance with this provision.

     14.     Benefits;  Binding Effect.  This Agreement shall be for the benefit
             -------------------------
of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where permitted and applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

     15.     Severability.  The  invalidity  of  any  one  or more of the words,
             ------------
phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, provisions or provisions, section or sections or article or articles had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

     16.     Waivers.  The  waiver  by  either  party  hereto  of  a  breach  or
             -------
violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

     17.     Damages.  Nothing  contained  herein  shall be construed to prevent
             -------
the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

     18.     Section  Headings.  The  article,  section  and  paragraph headings
             -----------------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     19.     No  Third  Party Beneficiary.  Nothing expressed or implied in this
             ----------------------------
Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     20.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             -------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument and agreement.

     21.     Indemnification.
             ---------------

               a. Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.

               b. The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 20 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 20, together with a reasonable accounting of such expenses.

               c. The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 20 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

               d.     The  Company  shall make the advances contemplated by this
Section 20 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this
Section  20  shall  be  unsecured  and  interest-free.

               e. The provisions of this Section 20 shall survive the termination of this Agreement.

         [The remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              COMPANY:



                              By:
                                 -----------------------------------------------
                              Name: Gregory A. Buchholz
                              Title: President and Chief Operating Officer


                              CHARYS HOLDING COMPANY, INC.



                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------



                              EXECUTIVE:


                              --------------------------------------------------
                              Name: Jerry J. Harrison, Jr.

                                    EXHIBIT A

                                   [Attached]

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("AGREEMENT") is made as of the __day of __________, 2005 by and among Charys Holding Company, Inc., a Delaware corporation located at 1117 Perimeter Center West, Suite N-415, Atlanta Georgia 30338 ("CHARYS"), Method IQ, Inc., a Georgia corporation located at 1750
Founders Parkway, Suite 180, Alpharetta, Georgia 30004 (the "COMPANY"), and Gregory A. Buchholz (hereinafter, the "EXECUTIVE").

                                 R E C I T A L S
                                 - - - - - - - -

     A. Charys acquired all of the issued and outstanding stock of the Company on _____________, 2005.

     B. The Board of Directors of Charys (the "CHARYS BOARD") recognizes the Executive's potential contribution to the growth and success of Charys by providing executive management services to the Company and desires to assure the Company of the Executive's employment in an executive capacity.

     C. The Board of Directors of the Company (the "BOARD") recognizes the Executive's potential contribution to the growth and success of the Company, and desires to assure the Company of the Executive's employment in an executive capacity and to compensate him therefore, has approved the provisions of this Agreement and has authorized the officers of the Company to execute the Agreement on behalf of the Company.

     D. The Executive is willing to make his services available to the Company on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

     1.     Employment.
            ----------

          1.1     Employment and Terms.  The Company hereby agrees to employ the
                  --------------------
Executive and the Executive hereby agrees to serve the Company on the terms and conditions set forth herein.

          1.2     Duties of Executive.  During the Term of Employment under this
                  -------------------
Agreement (as hereinafter defined), the Executive shall serve as the Company's Chief Operating Officer. The Executive shall be accountable only to the Board, and, subject to the authority of the Board, shall have supervision and control over, and responsibility for the overall operations of the Company. He also shall have such other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Executive's position as Chief Operating Officer of a company the size and type of the Company. The Executive shall devote the necessary time and attention to the business and affairs of the Company, render such services to the best of his ability, and use his reasonable best efforts to promote the interests of the Company. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for the Executive to (i) be employed in any capacity by Rock Creek Equity Holdings, LLC, (ii) serve on corporate (subject to approval of the Board, which shall not be unreasonably withheld), civic or charitable boards or committees, (iii) deliver lectures, fulfill speaking engagements or teach at educational institutions, or (iv) manage personal investments, so long as such activities do not significantly interfere with or significantly detract from the performance of the Executive's responsibilities to the Company in accordance with this Agreement. The Executive may continue to serve out the remaining term as a board member on any corporate board on which he serves as of the Commencement Date.

     2.     Term.  The  term  of  employment  under this Agreement (the "TERM OF
            ----
EMPLOYMENT") shall commence as of the __day of ____________, 2005 (the "COMMENCEMENT DATE") and shall continue for a period ending two (2) years from any date as of which the Term of Employment is being determined, subject to earlier termination pursuant to Section 5 hereof. This agreement shall automatically renew for an additional 2-year term at the conclusion of the initial or successive 2-year terms. The date on which the Term of Employment shall expire is sometimes referred to in this Agreement as the "EXPIRATION DATE."

     3.     Compensation.
            ------------

          3.1     Base Salary.  The Executive shall receive a base salary at the
                  -----------
annual rate of $175,000 (the "BASE SALARY") during the Term of Employment, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time. Notwithstanding the foregoing, the Board may decrease the Executive's salary at any time with the written consent of the Executive, which shall be granted at the Executive's sole discretion. Any such reduction in the Executive's salary shall not effect the calculation of Base Salary for the purpose of Section 5 of this Agreement. Notwithstanding anything to the contrary herein, in no event shall Executive's salary be reduced below
$60,000.00, and, if the Company has met or exceeded $1.4 million in EBIDTA by the date which is one year from the Commencement Date, then, in no even shall Executive's salary be (or be reduced to) less than the Base Salary set forth above.

          3.2     Bonuses.  In  addition  to Base Salary, the Executive shall be
                  -------
eligible to receive a bonus (the "ANNUAL BONUS") payable in such amount and at such times as may be recommended by the Compensation Committee of the Board of Directors in its sole discretion.

     4.     Expense  Reimbursement  and  Other  Benefits.
            --------------------------------------------

          4.1     Reimbursement  of  Expenses.  Upon  the  submission  of proper
                  ---------------------------
substantiation by the Executive, and subject to such rules and guidelines as the Company may from time to time adopt with respect to the reimbursement of expenses of executive personnel, the Company shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive during the Term of Employment in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

          4.2     Compensation/Benefit Programs.  During the Term of Employment,
                  -----------------------------
the Executive shall be entitled to participate in all medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans and all other plans as are presently and hereinafter offered by the Company to its executive personnel, including savings, pension, profit-sharing and deferred compensation plans.

          4.3     Working  Facilities.  During  the  Term  of  Employment,  the
                  -------------------
Company shall furnish the Executive with an office, secretarial help and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.

          4.4     Automobile.  During the Term of Employment, the Company shall,
                  ----------
at the Executive's election, either (i) pay to the Executive a non-accountable automobile allowance of $500 per month or (ii) provide the Executive with a mid-size automobile (which initially shall be new and shall be replaced not less frequently than every three (3) years), and reimburse the Executive for the costs of gasoline, oil, repairs, maintenance, insurance and other expenses incurred by Executive by reason of the use of the automobile.

          4.5     Stock  Options.
                  --------------

               a.     Initial  Grant.  As of the Commencement Date, Charys shall
                      --------------
grant to the Executive an option to purchase ________________ shares of common stock of Charys (the "COMMON STOCK") (hereinafter, the "INITIAL OPTIONS") at the closing price on the Commencement Date. Fifty Percent (50%) of this option shall be exercisable on the _____ year anniversary of the Commencement Date and the balance on the _____ year anniversary of the Commencement Date and shall remain exercisable for a period of ten (10) years, whether or not the Executive continues to be employed by the Company during that period. The parties intend that the Initial Options be granted pursuant to the Charys stock option plan (the "CHARYS STOCK OPTION PLAN") and shall be incentive stock options to the extent allowable under the Charys Stock Option Plan and applicable laws; provided, however, in the event that the Initial Options may not be granted under the Charys Stock Option Plan due to the failure of Charys to obtain shareholder approval of an increase in the number of shares available for grant thereunder, the Initial Options shall be granted to the Executive outside of the Charys Stock Option Plan.

               b.     Future  Grants.  In  addition,  during  the  Term  of
                      --------------
Employment, the Executive shall be eligible to be granted options (the "STOCK OPTIONS") to purchase common stock of Charys under (and therefore subject to all terms and conditions of) the Charys Stock Option Plan, and any successor plan thereto; provided, however, that the Stock Options shall become immediately exercisable in full upon termination of the Executive's employment with the Company for any reason other than termination by the Company for Cause under
Section  5.1  hereof  or  termination by the Executive without Good Reason under
Section 5.5(b) hereof. The number of Stock Options and terms and conditions of the Stock Options shall be determined by the committee of the Board appointed pursuant to the Charys Stock Option Plan, or by the Charys Board, in its discretion and pursuant to the Charys Stock Option Plan.

          4.6     Target  Companies.  Within thirty (30) days after Commencement
                  -----------------
Date, a special committee (the "COMMITTEE") of the Charys Board shall be established to meet with the Executive and Gregory A. Buchholz (collectively, the "MANAGERS") to establish guidelines (the

"GUIDELINES") for acquisitions of companies similar to the Company. After the Guidelines have been established and approved by the Charys Board, the Managers may from time to time bring acquisition candidates (a "TARGET COMPANY" or the "TARGET COMPANIES") to the Committee for review. If the acquisition terms of a Target Company comply with the Guidelines, Charys will make available a pool of Common Stock and apportion cash which may be available from Charys for the acquisition of the Target Company as a wholly-owned subsidiary of the Company, pursuant to any acquisition structure recommended by the Company's attorneys, accountants or other professional advisors.

          As soon as practicable after the acquisition of the Company, the Committee and the Managers shall establish reasonable financial goals for the results of operations of any Target Company acquired, to include target sales, target growth in sales, and target earnings before interest, depreciation, taxes and amortization, as determined in accordance with United States generally accepted accounting principles ("EBITDA"), hereinafter collectively the "TARGET GOALS."

          At the end of each full fiscal year of operation for any Target Company, Charys shall cause a review of the Target Company to be performed by Charys' accountants (the "TARGET REVIEW").

          In the event the results of operation of each Target Company, as determined by the Target Review, is equal to greater than the Target Goals, then an amount not less than Twenty-Five Percent (25%) of the net income of any Target Company, as established by the Target Review, would be paid to the Managers, in accordance with each Manager's Employment Agreement, in cash or in common stock of Charys, at the Company's option, in accordance with the example set forth in EXHIBIT A hereto. The incentive compensation payable under this Section shall be cumulative over a three (3) year period.

          4.7     Other  Benefits.  The  Executive shall be entitled to four (4)
                  ---------------
weeks of paid vacation each calendar year during the Term of Employment, to be taken at such times as the Executive and the Company shall mutually determine and provided that no vacation time shall significantly interfere with the duties required to be rendered by the Executive hereunder. Any vacation time not taken by Executive during any calendar year may be carried forward into any succeeding calendar year. The Executive shall receive such additional benefits, if any, as the Board of the Company shall from time to time determine.

     5.     Termination.
            -----------

          5.1     Termination  for  Cause.  The  Company shall at all times have
                  -----------------------
the right, upon written notice to the Executive, to terminate the Term of Employment, for Cause as defined below. For purposes of this Agreement, the term "CAUSE" shall mean (i) an action or omission of the Executive which constitutes a willful and material breach of, or a willful and material failure or refusal (other than by reason of his disability or incapacity) to perform his duties under, this Agreement which is not cured within fifteen (15) days (or if the Executive is acting diligently to effect a cure, such longer time as shall be reasonably necessary to effect the cure) after receipt by the Executive of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or material breach of trust in connection with his services hereunder, or (iii) a conviction of any crime which involves dishonesty or a breach of trust. Any termination for Cause shall be made in writing by notice to the Executive, which notice shall set forth in reasonable detail all acts or omissions upon which the Company is relying for such termination. The Executive (and his legal representative) shall have the right to address the Board regarding the acts set forth in the notice of termination. Upon any termination pursuant to this Section 5.1, the Company shall (i) pay to the Executive any unpaid Base Salary through the date of termination and (ii) pay to the Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of the termination of Executive's employment with the Company. Upon any termination effected and compensated pursuant to this Section 5.1, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.2     Disability.  The  Company  shall  at all times have the right,
                  ----------
upon written notice to the Executive, to terminate the Term of Employment, if the Executive shall as the result of mental or physical incapacity, illness or disability, become unable to perform his obligations hereunder for a period of 180 days in any 12-month period. The determination of whether the Executive is or continues to be disabled shall be made in writing by a physician selected by the Board and reasonably acceptable to the Executive. Upon any termination pursuant to this Section 5.2, the Company shall (i) pay to the Executive the Executive's Base Salary for the remainder of the then-current Term of Employment, (ii) pay to the Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of termination of the Executive's employment with the Company, (iii) pay to the Executive his Termination Year Bonus, if any, at the time provided in Section 3.2f hereof, and
(iv) pay to the Executive any then unpaid Additional Bonuses at the time provided in Section 3.2(c). Upon any termination effected and compensated pursuant to this Section 5.2, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of
Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.3     Death.  Upon  the  death  of  the Executive during the Term of
                  -----
Employment, the Company shall (i) pay to the estate of the deceased the Executive's Base Salary for the remainder of the then-current Term of Employment, (ii) pay to the estate of the deceased Executive accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the Executive's date of death, (iii) pay to the estate of the deceased Executive, the Executive's Termination Year Bonus, if any, at the time provided in Section 3.2f hereof, and (iv) pay to the Executive's estate any then unpaid Additional Bonuses at the time provided in Section 3.2(c). Upon any termination effected and compensated pursuant to this Section 5.3, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of the Executive's death, subject, however to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.4     Termination Without Cause. The Company shall have the right to
                  -------------------------
terminate the Term of Employment by written notice to the Executive not less than thirty (30)
days  prior  to  the  termination  date.  Upon  any termination pursuant to this
Section 5.4 (that is not a termination under any of Sections 5.1, 5.2, 5.3 or 5.5), the Company shall (i) pay to the Executive on the termination date unpaid Base Salary, if any, through the date of termination specified in such notice,
(ii) pay to the Executive the accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the date of the termination of the Executive's employment with the Company, at the time provided in Section 3.2a,
(iii) pay to the Executive on the termination date a lump sum payment equal to three (3) times the sum of (x) his Base Salary and (y) the accrued but unpaid
Bonus for the year in which such termination occurs, (iv) continue to provide the Executive with the benefits under Sections 4.2 and 4.4 hereof (the "BENEFITS") for a period of three (3) years immediately following the date of his termination in the manner and at such times as the Benefits otherwise would have been provided to the Executive; (v) pay to the Executive as a single lump sum payment, within 30 days of the date of termination, a lump sum benefit equal to the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under such plans but that would not have been forfeited if the Executive's employment had contained for an additional three (3) years. In the event that the Company is unable to provide the Executive with any Benefits required hereunder by reason of the termination of the Executive's employment pursuant to this Section 5.4, then the Company shall promptly reimburse the Executive for amounts paid by the Executive to acquire comparable coverage. Upon any termination effected and compensated pursuant to this Section 5.4, the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

          5.5     Termination  by  Executive.
                  --------------------------

               a. The Executive shall at all times have the right, by written notice not less than thirty (30) days prior to the termination date, to terminate the Term of Employment.

               b. Upon termination of the Term of Employment pursuant to this Section 5.5 by the Executive without Good Reason (as defined below), the Company shall (i) pay to the Executive upon the termination date any unpaid Base Salary through the effective date of termination specified in such notice or otherwise mutually agreed and (ii) pay to the Executive any accrued but unpaid Incentive Compensation, if any, for any Bonus Period ending on or before the termination of Executive's employment with the Company, at the time provided in
Section  3.2.   Upon  any  termination effected and compensated pursuant to this
Section 5.5(b), the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and
(y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs).

               c. Upon termination of the Term of Employment pursuant to this Section 5.5 by the Executive for Good Reason, the Company shall pay to the Executive the same amounts, and shall continue or compensate for Benefits in the same amounts, that would have been payable or provided by the Company to the Executive under Section 5.4 of this Agreement if the Term of Employment had been terminated by the Company without Cause. In addition, if the termination of the Term of Employment occurs after a Change in Control (as hereinafter defined), and as a result of the Change in Control, the Executive would be entitled to a reduction in the option price for any options granted to the Executive, or any cash payments from the Company, (other than those provided under this Agreement) in addition to those specified in Section 5.4, under any plan or program maintained by the Company (the "ADDITIONAL BENEFITS"), then the Company shall provide the Executive with those Additional Benefits, if and only to the extent that such Additional Benefits, when added to the amounts payable and the Benefits provided by the Company to the Executive hereunder, will not constitute excess parachute payments with the meaning of Section 280G of Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE"). Upon any termination effected and compensated pursuant to this Section 5.5(c), the Company shall have no further liability hereunder (other than for (x) reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however, to the provisions of Section 4.1, and (y) payment of compensation for unused vacation days that have accumulated during the calendar year in which such termination occurs.)

               d.     For  purposes  of this Agreement, "GOOD REASON" shall mean
(i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section
1.2 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) any failure by the Company to comply with any of the provisions of Article 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (iii) the Company's requiring the Executive to be based at any office or location, that is not within 50 miles of the executive's home city except for travel reasonably required in the performance of the Executive's responsibilities; (iv) any purported termination by the Company of the Executive's employment other than for Cause pursuant to Section 5.1, or because of the Executive's disability pursuant to Section 5.2 of this Agreement; (v) the termination by the Company of Jerry H. Harrison for any reason other than Cause; or (vi) the occurrence of a Change in Control. For purposes of this Section 5.5(d), the Executive acknowledges that the Company's holding company functions are headquartered and centralized in Atlanta, Georgia. For purposes of this
Section 5.5(d), any good faith determination of Good Reason made by the Executive shall be conclusive; provided that the Executive shall not exercise
                                  --------
his right to terminate his employment for Good Reason without first giving sixty
(60) days written notice to the Company of the factual basis constituting Good Reason. The Company shall have the right to cure the problem(s) noted by the Executive, before the Executive may terminate his employment for Good Reason.

               e. For purposes of this Agreement, the term "CHANGE IN CONTROL" shall mean:

                    (i) Approval by the shareholders of the Company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than Fifty Percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                    (ii) A new Board member is elected without the approval of at least two (2) of the persons who, as of the Commencement Date of this Agreement, constitute the Board (the "INCUMBENT BOARD"); or

                    (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13-d promulgated under the Securities Exchange Act of more than Fifty Percent (50%) of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "CONTROLLING INTEREST") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the Commencement Date of this Agreement owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries;

                    (iv) provided that, with respect to this Section 5.5(e), a Change in Control shall not be deemed to have occurred should any of the contingencies referred to in this Section involve any of those companies, persons or other legal entities with whom the Company is negotiating on or before  the  Commencement  Date  and  which are communicated, in writing, by the
                                 ---
Company  to  the  Executive  upon  execution  of  this  Agreement.

          5.6     Certain  Additional Payments by the Company.  Anything in this
                  -------------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or other action by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, including any additional payments required under this Section 5.6) (a "PAYMENT") would be subject to an excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to any such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "EXCISE TAX"), the Company shall make a payment to the Executive (a "GROSS-UP PAYMENT") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross-Up Payment, the Executive retains (or has had paid to the Internal Revenue Service on his behalf) an amount of the Gross-Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross-Up Payment is to be made, and
(ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

          5.7     Resignation.   Upon  any  termination of  employment  pursuant
                  -----------
to this Article 5, the Executive shall be deemed to have resigned as an officer, and if he or she was then serving as a director of the Company, as a director, and if required by the Board, the Executive hereby agrees to immediately execute a resignation letter to the Board.

          5.8     Survival.  The  provisions of this Article 5 shall survive the
                  --------
termination  of  this  Agreement,  as  applicable.

     6.     Restrictive  Covenants.
            ----------------------

          6.1     Non-competition.  In  order  to  fully  protect  the Company's
                  ---------------
Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in, the provision of telephonic customer interaction solutions in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of telephone and telecommunication installation and service). Notwithstanding anything to the contrary in the forgoing or elsewhere herein, the "Company's Business" shall not be deemed to include the current business of Executive's other company, Synerio, Inc., a Georgia corporation, which is building, operating and selling hosted call center applications. During the Executive's employment with the Company, the Executive shall not, directly or indirectly, have any interest in any business that provides telephonic customer interaction solutions in the United States (other than the Company) that competes with the Company's Business, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation. For purposes of this Agreement the "RESTRICTED PERIOD" shall be the period during which the Executive is employed by the Company and, if the Executive's employment with the Company is either terminated by the Company without Cause pursuant to Section 5.4, or by the Executive for Good Reason pursuant to Section 5.5c, and the Company has paid to the Executive all of amounts then payable to the Executive pursuant to Sections 5.4 or 5.5c, as applicable, the one (1) year period immediately following the termination of the Executive's employment with the Company.

          6.2     Confidential  Information.  The  Executive  recognizes  and
                  -------------------------
acknowledges that the Trade Secrets (as defined below) and Confidential Information (as defined below), of the Company and all physical embodiments thereof, as they may exist from time-to-time, collectively, the "PROPRIETARY INFORMATION" are valuable, special and unique assets of the

Company's business. In order to obtain and/or maintain access to such Proprietary Information, which employee acknowledges is essential to the performance of his duties under this Agreement, the Executive agrees that, except with respect to those duties assigned to him by the Company, the Executive shall hold in confidence all Proprietary Information and the Executive will not reproduce, use, distribute, disclose, or otherwise misappropriate any Proprietary Information, in whole or in part, and will take no action causing, or fail to take any action necessary to prevent causing, any Proprietary Information to lose its character as Proprietary Information, nor will the Executive make use of any such Information for the Executive's own purposes or for the benefit of any person, business or legal entity (except the Company) under any circumstances, except that the Executive may disclose such Proprietary Information to the extent required by law, provided that, prior to any such disclosure, the Company be provided an opportunity to contest such disclosure.

          For purposes of this Agreement, the term "TRADE SECRETS" means information belonging to or licensed to the Company, regardless of form, including, but not limited to, any technical or non-technical data, formula, pattern, compilation, program, device, method, technique, drawing, financial, marketing or other business plan, lists of actual or potential customers or suppliers, or any other information similar to any of the foregoing, which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can derive economic value from its disclosure or use. The term "CONFIDENTIAL INFORMATION" means any information belonging to or licensed to the Company, regardless of form, other than Trade Secrets, which is valuable to the Company and not generally known to competitors of the Company.

          The provisions of this Section 6.2 will apply to Trade Secrets for as long as such information remains a Trade Secret and to Confidential Information during the Executive's employment with the Company and for a period of two (2) years following the termination of the Executive's employment with the Company for whatever reason.

          6.3    Non-solicitation  of  Employees  and  Customers.  At all  times
                 -----------------------------------------------
during the Restricted Period, as defined in Section 6.1 hereof, the Executive shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) solicit, recruit or attempt to solicit or recruit any employee of the Company to leave the Company's employment, or (b) solicit or attempt to solicit any of the actual or targeted prospective customers or clients of the Company with whom the Executive had material contact or about whom the Executive learned Confidential Information on behalf of any person or entity in connection with any business that competes with the Company's Business.

          6.4    Ownership  of  Developments.  All  copyrights,  patents,  trade
                 ---------------------------
secrets, or other intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by Executive during the course of performing work for the Company or its clients (collectively, the "WORK PRODUCT") shall belong exclusively to the Company and shall, to the extent possible, be considered a work made by the Executive for hire for the Company within the meaning of Title 17 of the United States Code. To the extent the Work Product may not be considered work made by the Executive for hire for the Company, the Executive agrees to assign, and automatically assign at the time of creation of the Work Product, without any requirement of further consideration, any right, title, or interest the Executive may have in such Work Product. Upon the request of the Company, the Executive shall take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment.

          6.5     Books  and Records.  All books, records, and accounts relating
                  ------------------
in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

          6.6     Definition of Company.  Solely for purposes of this Article 6,
                  ---------------------
the term "COMPANY" also shall include any existing or future subsidiaries of the Company that are operating during the time periods described herein and any other entities that directly or indirectly, through one or more intermediaries, control, are controlled by or are under common control with the Company during the periods described herein.

          6.7     Acknowledgment  by  Executive.  The Executive acknowledges and
                  -----------------------------
confirms that the restrictive covenants contained in this Article 6 are reasonably necessary to protect the legitimate business interests of the Company. (a) the restrictive covenants contained in this Article 6 are reasonably necessary to protect the legitimate business interests of the Company, and (b) the restrictions contained in this Article 6 (including without limitation the length of the term of the provisions of this Article 6)are not overbroad, overlong, or unfair and are not the result of overreaching, duress or coercion of any kind. The Executive further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Article 6 will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Executive acknowledges and confirms that his special knowledge of the business of the Company is such as would cause the Company serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Company in violation of the terms of this Article 6. The Executive further acknowledges that the restrictions contained in this Article 6 are intended to be, and shall be, for the benefit of and shall be enforceable by, the Company's successors and assigns.

          6.8     Reformation  by Court.  In the event that a court of competent
                  ---------------------
jurisdiction shall determine that any provision of this Article 6 is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Article 6 within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          6.9     Extension  of Time.  If the Executive shall be in violation of
                  ------------------
any  provision  of  this  Article 6, then each time limitation set forth in this
Article 6 shall be extended for a period of time equal to the period of time during which such violation or violations occur. If the Company seeks injunctive relief from such violation in any court, then the covenants set forth in this Article 6 shall be extended for a period of time equal to the pendency of such proceeding including all appeals by the Executive.

          6.10     Survival.  The provisions of this Article 6 shall survive the
                   --------
termination  of  this  Agreement,  as  applicable.

     7.     Support  Functions;  Profit  Participation.  During the term of this
            ------------------------------------------
Agreement, no material administrative or corporate support functions, unless requested by the CEO or President of the Company, shall be integrated with those of Charys, unless required by applicable law, rule or regulation, until the earlier of the date when (a) the Company's credit facilities with Carolina First Bank (or any refinancing of the same) has been paid in full or (b) until Executive is released as a guarantor on all Company debt guaranteed by such Executive. Net profits in excess of 10 % of the net sales of the Company shall be eligible for distribution through a bonus compensation plan administered by the Managers.

     8.     Injunction.  It is recognized and hereby acknowledged by the parties
            ----------
hereto  that  a  breach  by  the  Executive of any of the covenants contained in
Article 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company may be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Article 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

     9.     Attorney's  Fees.  Nothing  contained  herein  shall be construed to
            ----------------
prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

     10.     Assignment.  Neither  party  shall  have  the  right  to  assign or
             ----------
delegate his rights or obligations hereunder, or any portion thereof, to any other person.

     11.     Governing  Law  and Venue.  This Agreement shall be governed by and
             -------------------------
construed and enforced in accordance with the internal laws of the State of Georgia. The venue for any action to enforce this Agreement shall be the state or federal courts located within Fulton County, Georgia.

     12.     Entire  Agreement.  This Agreement constitutes the entire agreement
             -----------------
between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

     13.     Notices:  All  notices  required or permitted to be given hereunder
             -------
shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the return receipt thereof, or three (3) days after deposit in the U.S. mail. Notice shall be sent (i) if to the Company, addressed to the address of the Company in the preamble to this Agreement, Attention: Chairman of the Board, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other in accordance with this provision.

     14.     Benefits;  Binding Effect.  This Agreement shall be for the benefit
             -------------------------
of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where permitted and applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

     15.     Severability.  The  invalidity  of  any  one  or more of the words,
             ------------
phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, provisions or provisions, section or sections or article or articles had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

     16.     Waivers.  The  waiver  by  either  party  hereto  of  a  breach  or
             -------
violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

     17.     Damages.  Nothing  contained  herein  shall be construed to prevent
             -------
the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

     18.     Section  Headings.  The  article,  section  and  paragraph headings
             -----------------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     19.     No  Third  Party Beneficiary.  Nothing expressed or implied in this
             ----------------------------
Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     20.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             -------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument and agreement.

     21.     Indemnification.
             ---------------

               a. Subject to limitations imposed by law, the Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was an officer, employee or agent of the Company, or by reason of anything done or not done by the Executive in any such capacity or capacities, provided that the Executive acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company also shall pay any and all expenses (including attorney's fees) incurred by the Executive as a result of the Executive being called as a witness in connection with any matter involving the Company and/or any of its officers or directors.

               b. The Company shall pay any expenses (including attorneys' fees), judgments, penalties, fines, settlements, and other liabilities incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in this Section 20 in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Executive, but in no event later than 10 days following the Executive's delivery to the Company of a written request for an advance pursuant to this Section 20, together with a reasonable accounting of such expenses.

               c. The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 20 if and to the extent that it shall ultimately be found that the Executive is not entitled to be indemnified by the Company for such amounts.

               d.     The  Company  shall make the advances contemplated by this
Section 20 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this
Section  20  shall  be  unsecured  and  interest-free.

               e. The provisions of this Section 20 shall survive the termination of this Agreement.

          [The remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   COMPANY:



                                   By:
                                      --------------------------------------
                                   Name:  Jerry J. Harrison, Jr.
                                   Title: Chief Executive Officer


                                   CHARYS HOLDING COMPANY, INC.



                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------



                                   EXECUTIVE:


                                   ---------------------------------------------
                                   Name: Gregory A. Buchholz

                                    EXHIBIT A

                                   [Attached]

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This Indemnification Agreement (the "Agreement"), is made and entered into as of December __, 2005 (the "Effective Date"), by and among JERRY J. HARRISON, JR. and GREGORY A. BUCHHOLZ (each a "Guarantor" and, collectively, the "Guarantors") and CHARYS HOLDING COMPANY, INC. (the "Indemnifying Party").

     WHEREAS, Guarantors have guaranteed certain obligations of Method IQ, Inc. (the "Corporation") under certain Loan Agreements, listed in Exhibit A, and attached thereto (the "Loan Agreements"), pursuant to those Guaranty Agreements (the "Guaranties"), listed in EXHIBIT B and attached thereto ; and

     WHEREAS, Indemnifying Party has purchased all of the issued and outstanding capital stock of the Corporation from Rock Creek Equity Holdings, LLC (the "Seller"), which is wholly-owned by Guarantors, pursuant to a Stock Purchase Agreement between the Corporation, Seller and the Indemnifying Party of even date herewith (the "Purchase Agreement");

     WHEREAS, as an inducement for Seller to enter into the Purchase Agreement, Indemnifying Party has agreed to indemnify Guarantors against any and all liability and damages arising as guarantors of the Corporation's obligations under the Loan Agreements, pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the promises contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1.     AGREEMENT TO INDEMNIFY.  The Indemnifying Party shall be responsible
            ----------------------
for, indemnifying, defending and holding harmless, Guarantors (and their respective heirs and assigns) from and against all actions, claims, investigations, proceedings, suits and/or threats thereof, brought against Guarantors, and any damages, losses, liabilities, costs, and/or expenses (including attorneys' fees and costs) incurred by Guarantors, arising from or related to, the Loan Agreements, the Guaranties and any other documents and/or actions related thereto at any time thereafter without regard to any statute of limitations, if any, and including such time thereafter of the full repayment of any obligations owed to any lender pursuant to the Loan Agreements and any other documents and/or actions related thereto.

     2.     NOTIFICATION.  Guarantors  shall  provide  written  notice  to  the
            ------------
Indemnifying Party as soon as reasonable practicable detailing any action, claim, investigation, proceeding, suit and/or threat thereof, brought against Guarantors, and/or any damages, losses, liabilities, costs, and/or expenses (including attorneys' fees and costs) incurred by Guarantors pursuant to this Agreement. Failure on the part of Guarantors to notify, or the claimed untimely notification by Guarantors shall be no defense to the Indemnifying Party to its obligations to fully indemnify, defend and hold harmless, Guarantors pursuant to this Agreement.

     3.     ABILITY  TO  PARTICIPATE IN ANY DEFENSE.  If any such action, claim,
            ---------------------------------------
investigation, proceeding or suit is brought against Guarantors, Guarantors shall be entitled to participate therein, and, if it wishes, to engage counsel satisfactory to Guarantors, in their sole discretion, to fully protect themselves at the Indemnifying Party's sole cost and expense.

     4.     NON-EXCLUSIVITY  AND  PRIORITY.  The  rights of Guarantors hereunder
            ------------------------------
shall be in addition to any other rights Guarantors may have pursuant to law or equity, and, in the event of a conflict between agreements, the terms of this Agreement shall have priority over and supersede any provision in the Loan Agreements, Guaranties or any other agreements.

     5.     SETTLEMENT  OF  CLAIMS.  The Indemnifying Party shall not settle any
            ----------------------
action, claim, investigation, proceeding or suit in any manner which would impose any penalty or limitation on Guarantor without Guarantor's prior written consent, which shall be given or withheld at Guarantor's sole discretion.

     6.     SURVIVAL.  This  Agreement  shall  survive  the  termination  of the
            --------
Guaranties  and  the  Loan  Agreements.

     7.     ASSIGNMENT.  This  Agreement  shall  not be assigned by Indemnifying
            ----------
Party without the prior written consent of Guarantors, which consent shall not be unreasonably withheld. Any prospective assignee must agree to the terms and conditions of this Agreement in writing prior to the desired assignment taking effect.

     8.     SEVERABILITY.  The  provisions  of this Agreement shall be severable
            ------------
in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that, is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     9.     GOVERNING  LAW.  This  Agreement  shall be governed by and construed
            --------------
and enforced in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of laws.

     10.     AMENDMENT  OF THIS AGREEMENT.  No modification or amendment of this
             ----------------------------
Agreement shall be binding unless executed in writing by all of the parties hereto.

     11.     NO  WAIVER.  No  waiver  by  any party hereto of any breach of this
             ----------
Agreement or any of its provisions herein shall be deemed to constitute a waiver of any proceeding or succeeding breach of the same or any other provision hereof, and further, any claimed waiver must be evidenced in a writing, signed by the party whom waiver is sought to be enforced. No failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

     12.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.     NOTICES.  All  notices,  demands, and other communications required
             -------
or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, of by facsimile (with proof of delivery) as follows:

     If to Guarantors:     Jerry J. Harrison, Jr.
                           4687 Jefferson Township Lane
                           Marietta, Ga., 30066
                     and
                           Gregory A. Buchholz
                           1370 Portmarnock Dr.
                           Alpharetta, Ga  30005

     If to Indemnifying
     Party:                Charys Holding Company, Inc.
                           1117 Perimeter Center West, Suite N415
                           Atlanta, Georgia 30338
                           Attn:   President

     Notice of change of address shall be effective only when done in accordance with this Section 12. All notices complying with this Section 12 shall be deemed to have been received on the date of delivery or on the third business day after mailing.

     14.     AMENDMENT.  This  Agreement may not be changed or amended except in
             ---------
writing  signed  by  the  parties.


                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.


                                        -------------------------------------
                                        JERRY J. HARRISON, JR.


                                        -------------------------------------
                                        GREGORY A. BUCHHOLZ


                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Its:
                                               -------------------------------

                              OFFICER'S CERTIFICATE
                              ---------------------
                         OF CHARYS HOLDING COMPANY, INC.
                         -------------------------------


     Reference is made to Section 10.1 of the Stock Purchase Agreement (the "Purchase Agreement"), dated as of the ____ day of December, 2005, by and among Rock Creek Equity Holdings, LLC, J. Alan Shaw (collectively, the "Sellers"),
Method IQ, Inc., a Georgia corporation (the "Corporation"), Charys Holding Company, Inc., a Delaware corporation (the "Purchaser") and Billy V. Ray, Jr. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

     The undersigned officer of Purchaser hereby certifies to the Sellers and the Corporation that:

     (i) Each of the representations and warranties of the Purchaser contained in the Purchase Agreement is accurate in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof; and

     (ii) The Purchaser has performed and complied in all material respects with its covenants and agreements set forth in the Purchase Agreement to be performed or complied with by it on or before the Closing Date.

Certified as of the ___day of December, 2005.

                                             PURCHASER:

                                             CHARYS HOLDING COMPANY, INC.

                                             By:
                                                    ---------------------------
                                             Name:  Billy V. Ray, Jr.
                                                    ---------------------------
                                             Title: Chief Executive Officer
                                                    ---------------------------

                                   CERTIFICATE
                                   -----------
                              OF BILLY V. RAY, JR.
                              --------------------


     Reference is made to Section 10.1 of the Stock Purchase Agreement (the "Purchase Agreement"), dated as of the ____ day of December, 2005, by and among Rock Creek Equity Holdings, LLC, J. Alan Shaw (collectively, the "Sellers"),
Method IQ, Inc., a Georgia corporation (the "Corporation"), Charys Holding Company, Inc., a Delaware corporation (the "Purchaser") and Billy V. Ray, Jr. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

     The  undersigned  hereby certifies to the Sellers and the Corporation that:

     (i) Each of the representations and warranties of the undersigned contained in the Purchase Agreement is accurate in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof; and

     (ii) The undersigned has performed and complied in all material respects with his covenants and agreements set forth in the Purchase Agreement to be performed or complied with by him on or before the Closing Date.

Certified as of the ___day of December, 2005.


                                             ------------------------------
                                             Billy V. Ray, Jr.

                             SECRETARY'S CERTIFICATE
                             -----------------------
                                       OF
                                       --
                          CHARYS HOLDING COMPANY, INC.
                          ----------------------------


     The undersigned hereby certifies to Rock Creek Equity Holdings, Inc., J. Alan Shaw (collectively, the "Sellers") and Method IQ, Inc. as follows:

     (1) That I am the duly elected, qualified and acting Secretary of Charys Holding Company, Inc., a corporation duly organized, existing and in good standing under the laws of the State of Delaware (the "Corporation"), and that, as such, I have custody and control of the records of the Corporation.

     (2)     Attached  hereto  as EXHIBIT A is a true, correct and complete copy
                                  ---------
of  the  Certificate  of  Incorporation  of  the  Corporation.

     (3)     Attached  hereto  as EXHIBIT B is a true, correct and complete copy
                                  ---------
of  the  Bylaws  of  the  Corporation.

     (4)     Attached  hereto  as EXHIBIT C is a true, correct and complete copy
                                  ---------
of resolutions duly adopted by the Board of Directors of the Corporation pursuant to applicable laws authorizing the execution, delivery and performance by the Corporation of the Transaction Documents (as defined below). Such resolutions have not been amended, modified or rescinded since the date of adoption thereof and are in full force and effect on the date hereof.

     (5)    Attached hereto as EXHIBIT D is a true, correct and complete copy of
                               ---------
the Corporation's Certificate of Existence from the State of Delaware, as in effect on the date hereof.

     (6)    Attached hereto as EXHIBIT E is a true, correct and complete copy of
                               ---------
the Corporation's Certificate of Foreign Qualification from the State of Georgia, as in effect on the date hereof.

     (7) That set forth below are the names and signatures of the officers of the Corporation, who are authorized to execute on behalf of the Corporation that certain Stock Purchase Agreement dated December ____, 2005, by and among the Corporation, Method IQ, Inc., Sellers and Billy V. Ray, Jr. (the "Purchase Agreement"), and the other documents, instruments and certifications required by or contemplated in the Purchase Agreement (collectively with the Purchase Agreement, the "Transaction Documents").

     Name                        Position                     Signature
     ----                        --------                     ---------

Billy V. Ray, Jr.              Chairman and
                          Chief Executive Officer       ----------------------

Raymond J. Smith            Vice President and
                          Chief Financial Officer       ----------------------


     IN WITNESS WHEREOF, I have hereunto set my hand, this ________ day of December, 2005.



                                   ------------------------------------------
                                   Raymond J. Smith, Secretary


     I, Billy V. Ray, Jr. hereby certify that (a) I am the Chief Executive Officer of the Corporation, (b) Raymond J. Smith is the duly elected, qualified and acting Secretary of the Corporation, (c) the signature set forth above is his genuine signature, and (d) he is authorized to execute this Secretary's Certificate for and on behalf of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand, this ________ day of December, 2005.



                                   ------------------------------------------
                                   Billy V. Ray, Jr., Chief Executive Officer

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHARYS HOLDING COMPANY, INC.

     Pursuant to the Delaware General Corporation Law (the "DGCL"), the undersigned, being of the age of 18 years or more and acting as the incorporator of CHARYS HOLDING COMPANY, INC. (the "Company"), under the laws of the State of Delaware, hereby adopts this Certificate of Incorporation:

                                    ARTICLE I
                                      Name

     The name of the Company is Charys Holding Company, Inc.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is 615 South Dupont Highway, Dover, Kent County, Delaware, 19901. The name of its registered agent at such address is Capitol Services, Inc.

                                   ARTICLE III
                                    BUSINESS

     The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

                                   ARTICLE IV
                                  CAPITAL STOCK

     1.     Authorized  Stock.  The  total  number  of shares of stock which the
            -----------------
Company shall have authority to issue is 350,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.     Preferred Stock. The Preferred Stock may be issued from time to time
            ---------------
in one or more series. The Company's board of directors (the "Board of Directors") is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the DGCL (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)     The dates at which dividends, if any, shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.     Common Stock. The Common Stock shall be subject to the express terms
            ------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.     Voting  Rights.  Except  as  may  be provided in this Certificate of
            --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.     Denial  of  Preemptive  Rights.  No stockholder of the Company shall
            ------------------------------
by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                    ARTICLE V
                                  INCORPORATOR

     The name and mailing address of the incorporator is as follows:

                       NAME                         ADDRESS
                Norman T. Reynolds       815 Walker Street, Suite 1250
                                              Houston, Texas 77002

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

     1.     Number.  The  number  of directors constituting the initial Board of
            ------
Directors of the Company is three. The names and addresses of the persons who are to serve as the initial directors until the first annual meeting of the stockholders, or until their successors have been elected and qualified are:

                        Name                           Address
                        ----                           -------
                  Billy V. Ray, Jr.              6345 Glen Oaks Lane,
                                                Atlanta Georgia 30328

                Richard Mangiarelli     2820 La Mirada Drive, Suite H, Vista,
                                                  California 92083

                   John Jordan          2820 La Mirada Drive, Suite H, Vista,
                                                  California 92083

     The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Classes  of  Directors. The Board of Directors shall be divided into
            ----------------------
three classes, Class A, Class B and Class C. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term expiring at the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class A shall serve for an initial term expiring at the annual meeting following the end of the Company's 2004 fiscal year, the directors first elected to Class B shall serve for an initial term expiring at the second annual meeting next following the end of the Company's 2004 fiscal year, and the directors first elected to Class C shall serve for an initial term expiring at the third annual meeting next following the end of the Company's 2004 fiscal year. Notwithstanding anything herein contained to the contrary, the persons named in subparagraph 1 of this Article VI shall be Class C directors. Moreover, except as otherwise provided in this Certificate of Incorporation or any Preferred Stock Designation, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, shall hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal. Whenever the holders of any class or classes of stock or any series thereof shall be entitled to elect one or more directors pursuant to any Preferred Stock Designation, and except as otherwise provided herein or therein, vacancies and newly created directorships of such class or classes or series thereof may be filled by a majority of the directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.

     3.     Vacancies.  Except  as  otherwise provided for herein, newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     4.     Removal  of  Directors.  Except  as  otherwise  provided  in  any
            ----------------------
Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                   ARTICLE VII
                        POWERS OF THE BOARD OF DIRECTORS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

          (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Company.

          (b) To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          (c) The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee, and one or more additional committees, to exercise, subject to applicable provisions of law, such powers of the Board of Directors in the management of the business and affairs of the Company as set forth in said resolution, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to the stockholders for approval or, (ii) adopting, amending or repealing any Bylaw of the Company. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d) When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Company.

                                  ARTICLE VIII
                             RECEIVERS AND TRUSTEES

     Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof, on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company, as the case may be, and also on the Company.

                                   ARTICLE IX
                                     BYLAWS

     Bylaws of the Company may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed. Such Bylaws may contain any provision for the regulation and management of the affairs of the Company and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI
                                    EXISTENCE

     The  Company  is  to  have  perpetual  existence.

                                   ARTICLE XII
                             LIMITATION OF LIABILITY

     A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director; provided, however, that this Article XII shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

     If the DGCL is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XIII
               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The Company shall be governed by Section 203 of the DGCL. Provided, however, notwithstanding anything herein contained to the contrary, the provisions of Section 203 of the DGCL shall not be applicable to Billy V. Ray, Jr.
                                   ARTICLE XIV
                                 INDEMNIFICATION

     The Company shall indemnify each director and officer of the Company who may be indemnified, to the fullest extent permitted by Section 145 of the DGCL ("Section 145"), as it may be amended from time to time, in each and every situation where the Company is obligated to make such indemnification pursuant to Section 145. In addition, the Company shall indemnify each of the Company's directors and officers in each and every situation where, under Section 145, the Company is not obligated, but is permitted or empowered, to make such indemnification. The Company may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section. The Company shall promptly make or cause to be made any determination which Section 145 requires.

                                   ARTICLE XV
                      TRANSACTIONS WITH INTERESTED PARTIES

     No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2004.


                                                 /s/ Norman T. Reynolds
                                                 -------------------------------
                                                 NORMAN T. REYNOLDS
                                                 INCORPORATOR

                                    EXHIBIT B

                                     BYLAWS
                                       OF
                          CHARYS HOLDING COMPANY, INC.

                                    ARTICLE I
                               OFFICES AND RECORDS

     1.1     Delaware  Office.  The registered office of Charys Holding Company,
             ----------------
Inc. (the "Company") in the State of Delaware shall be located in the City of Dover, and the name and address of its registered agent is Capitol Services, Inc., 615 South Dupont Highway, Dover, Delaware 19901.

     1.2     Other  Offices.  The  Company  may  have such other offices, either
             --------------
within or without the State of Delaware, as the Company's board of directors (the "Board of Directors") may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company's principal business office in Atlanta, Georgia.

     1.3     Books  and  Records.  The  books  and records of the Company may be
             -------------------
kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

     2.1     Annual  Meeting.  The annual meeting of stockholders of the Company
             ---------------
shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

     2.2     Special  Meeting.  Subject  to  the  rights  of  the holders of any
             ----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Delaware (a "Preferred Stock Designation"), special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

     2.3     Place  of  Meeting.  The Board of Directors may designate the place
             ------------------
of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal business office of the Company in Atlanta, Georgia.

     2.4     Notice  of  Meeting.  Written or printed notice, stating the place,
             -------------------
day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the Company. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     2.5     Quorum  and Adjournment.  Except as otherwise provided by law or by
             -----------------------
the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.6     Proxies.  At  all  meetings of stockholders, a stockholder may vote
             -------
by proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder's duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Company or such stockholder's representative at or before the time of the meeting.

     2.7     Notice  of  Stockholder  Business  and  Nominations.
             ---------------------------------------------------

          A.     Annual  Meetings  of  Stockholders.
                 ----------------------------------

               (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company's notice of meeting delivered pursuant to Paragraph 2.4 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph 2.7(A) and these Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph 2.7(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal office of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary date of the previous year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of Paragraph 2.7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

          B.     Special  Meetings of Stockholders.  Only such business shall be
                 ---------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Paragraph
2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in these Bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by Paragraph 2.7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          C.     General.
                 -------

               (1) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

               (2) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

               (3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.8     Procedure  for Election of Directors.  Election of directors at all
             ------------------------------------
meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

     2.9     Inspectors  of  Elections;  Opening  and  Closing  the  Polls.
             -------------------------------------------------------------

          A. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law (the "DGCL").

          B. The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     2.10     Stockholder  Action by Written Consent.  Any action required to be
              --------------------------------------
taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     3.1     General.  The  powers of the Company shall be exercised by or under
             -------
the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. The Board of Directors shall be divided into three classes as provided in the Company's Certificate of Incorporation. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     3.2     Number,  Tenure  and  Qualifications.  Subject to the rights of the
             ------------------------------------
holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws. Directors need not be residents of the State of Delaware or stockholders of the Company.

     3.3     Place  of Meeting; Order of Business.  Except as otherwise provided
             ------------------------------------
by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4     Regular  Meetings.  A regular meeting of the Board of Directors may
             -----------------
be held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

     3.5     Special Meetings.  Special meetings of the Board of Directors shall
              ---------------
be  called  at  the  request  of  the Chairman of the Board, the Chief Executive
Officer or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     3.6     Notice of Special Meetings.  Notice of any special meeting shall be
             --------------------------
given to each director at such director's business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting. If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

     3.7     Quorum.  A  majority  of  the Board of Directors shall constitute a
             ------
quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     3.8     Vacancies.  Subject  to  the rights of the holders of any series of
             ---------
Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

     3.9.     Committees  of  the  Board  of  Directors.
              -----------------------------------------

          A. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Certificate of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the DGCL. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          B. The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.10, 3.11 and 7.4 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          C. Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          D. Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          E.     Executive  Committee.  The  Board  of  Directors  may create an
                 --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Delaware law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (a) declare dividends on any class of capital stock of the Company, (b) authorize the issuance of capital stock of the Company, (c) adopt plans of merger, and (d) in reference to amending the Certificate of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          F.     Audit  Committee.  The  Board  of Directors may create an Audit
                 ----------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          G.     Nominating  Committee.  The  Board  of  Directors  may create a
                 ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (a) the appropriate size and composition of the Board of Directors; and (b) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          H.     Compensation  Committee.  The  Board  of Directors may create a
                 -----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (a) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (b) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (c) approve any increases in directors' fees, and (d) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

     3.10     Action  Without  a  Meeting.  Unless  otherwise  restricted by the
              ---------------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

     3.11     Board and Committee Telephone Meetings.  Subject to the provisions
              --------------------------------------
required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.12     Removal.  Subject  to  the  rights of the holders of any series of
              -------
Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

     4.1     Designation.  The  officers  of  the  Company  shall  consist  of a
             -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person. The Chairman of the Board may also serve as the Chief Executive Officer. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

     4.2     Election  and  Term of Office.  The elected officers of the Company
             -----------------------------
shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Paragraph 4.9 of these Bylaws, each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until such officer's death or until such officer shall resign.

     4.3     Chairman  of the Board.  The Chairman of the Board shall preside at
             ----------------------
all meetings of the stockholders and of the Board of Directors. The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

     4.4     Chief  Executive  Officer.  The  Chief  Executive  Officer shall be
             -------------------------
responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer's office which may be required by law and all such other duties as are properly required of him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     4.5     President.  The  President  (if  one  shall have been chosen by the
             ---------
Board of Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

     4.6     Vice  Presidents.  Each  Vice  President shall have such powers and
             ----------------
perform such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President. The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

     4.6.     Chief Financial Officer.  The Chief Financial Officer shall be the
              -----------------------
chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7     Secretary.  The  Secretary shall give, or cause to be given, notice
             ---------
of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary's absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

     4.8     Treasurer.  The  Treasurer  shall have the custody of the Company's
             ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.     Controller.  The  Controller,  if  there  is  one,  shall maintain
              ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.5 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer's successor or such officer's death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS

     5.1     Stock  Certificates  and  Transfers.
             -----------------------------------

          A. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated. The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person's attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

          B. The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1     Mandatory  Indemnification.  Each person who was or is made a party
             --------------------------
or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company's best interests, (B) in all other cases, that his conduct was not opposed to the best interests of the Company, and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     6.2     Determination  of  Indemnification.  Any  indemnification under the
             ----------------------------------
foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

     6.3     Advance  of  Expenses.  Reasonable  expenses, including court costs
             ---------------------
and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

     6.4     Permissive  Indemnification.  The Board of Directors of the Company
             ---------------------------
may authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

     6.5     Nature  of Indemnification.  The indemnification and advancement of
             --------------------------
expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

     6.6     Insurance.  The  Company  shall  have  the  power  and authority to
             ---------
purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund;
(B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

     6.7     Notice.  Any indemnification or advance of expenses to a present or
             ------
former director of the Company in accordance with this Article 6 shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

     6.8     Change  of  Control.  Following  any  "change  of  control"  of the
             -------------------
Company of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

     6.9     Amendment.  Any  amendment  or  repeal of this Article VI shall not
             ---------
adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1     Fiscal Year.  The fiscal year of the Company shall be determined by
             -----------
resolution  of  the  Board  of  Directors.

     7.2     Dividends.  The  Board  of Directors may from time to time declare,
             ---------
and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

     7.3     Seal.  The corporate seal may bear in the center the emblem of some
             ----
object, and shall have inscribed thereunder the words "Corporate Seal" and around the margin thereof the words "Charys Holding Company, Inc."

     7.4     Waiver  of  Notice.  Whenever any notice is required to be given to
             ------------------
any stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

     7.5     Audits.  The  accounts,  books  and records of the Company shall be
             ------
audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

     7.6     Resignations.  Any  director  or  any  officer,  whether elected or
             ------------
appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                                  ARTICLE VIII
                                   AMENDMENTS

     8.1     Amendments.  These  Bylaws  may  be amended, added to, rescinded or
             ----------
repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

     Adopted  April  28,  2004.

                                            /s/ Billy V. Ray, Jr.
                                            ------------------------------------
                                            Billy V. Ray, Jr., Secretary

                                    EXHIBIT C

                                    Delaware                         PAGE 1
                                    --------

                                  First State

     I,  HARRIET  SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY  CERTIFY  THE  ATTACHED  IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

DESIGNATION  OF  "CHARYS  HOLDING  COMPANY,  INC. ", FILED IN THIS OFFICE ON THE

TWENTY-FIFTH  DAY  OF  JULY,  A.D.  2005,  AT  10  O'CLOCK  A.M.

     A  FILED  COPY  OF  THIS  CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY

RECORDER  OF  DEEDS.


                                [GRAPHIC OMITTED]  /s/ Harriet Smith Windsor
                                                   -----------------------------
3791748   8100                                     Harriet Smith Windsor
                                                   Secretary of State
                                                   AUTHENTICATION: 4045320

050609452                                                   DATE: 07-25-05

                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 10:00 AM 07/25/2005
                                                     FILED 10:00 AM 07/25/2005
                                                   SRV 050609452 - 3791748 FILE

                            CERTIFICATE OF AMENDMENT
                 TO THE CERTIFICATE OF DESIGNATION, PREFERENCES
                       AND RIGHTS OF SERIES B CONVERTIBLE
                PREFERRED STOCK OF CHARYS HOLDING COMPANY, INC.

     I, Billy V. Ray, Jr., Chief Executive Officer of Charys Holding Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Charys Holding Company, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Designation, Preferences and Rights of the Series B Preferred Stock of said corporation, declaring said amendment to be advisable, and that, pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company, the Board on July 22, 2005, adopted the following resolution:

     RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Company, the terms, rights and preferences of the Series B Preferred Stock of the Company ("Series B Convertible Preferred Stock,"), consisting of 400,000 shares be, and they hereby are, amended in their entirety to read as follows:

     1.     Dividends.   Notwithstanding  anything  herein  to the contrary, and
            ----------
except as may otherwise be provided in Paragraph 7 hereof, the holders of outstanding shares of the Series B Convertible Preferred Stock shall not be entitled to receive any dividends, whether in form of cash, stock, or other property.

     2.     Redemption Rights.  Notwithstanding anything herein to the contrary,
            ------------------
the Company shall not be entitled to redeem the whole or any part of the outstanding Series B Convertible Preferred Stock.

     3.     Liquidation  Rights.   Upon  the dissolution, liquidation or winding
            --------------------
up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on shares of the common stock of the Company, par value $0.001 per share (the "Common Stock"), or any other class of capital stock of the Company ranking junior to the Series B Convertible Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

          (b) After the payment to the holders of shares of the Series B Convertible Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series B Convertible Preferred Stock, the holders of the Series B Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) in the event the assets of the Company available for distribution to the holders of the Series B Convertible Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series B Convertible Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series B Convertible Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.     Conversion  of  Series B Convertible Preferred Stock.   At any time,
            -----------------------------------------------------
the holder of shares of the Series B Convertible Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series B Convertible Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of the Series B Convertible Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder of the Series B Convertible Preferred Stock elects to convert such shares into Common Stock, the holder shall deliver to the Company a Conversion Notice in the form of Attachment A and shall have 60 days from the date of such notice in which to tender the shares of Series B Convertible Preferred Stock being converted to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)     Conversion  Rate.   Subject  to adjustment as provided herein,
                  -----------------
each share of the Series B Convertible Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock (the "Conversion Rate").

          (b)     Adjustment  of  Conversion Rate for Dilution and Other Events.
                  --------------------------------------------------------------
In order to prevent dilution of the rights granted to the holders of shares of the Series B Convertible Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)     Adjustment  of  Conversion  Rate  upon  Subdivision  or
                       -------------------------------------------------------
Combination  of  the Common Stock. If the Company at any time subdivides (by any
---------------------------------
stock split, stock dividend, recapitalization or otherwise) the issued and outstanding or authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the issued and outstanding or authorized Common Stock into a smaller number of shares, the Conversion Rate in effect, immediately prior to such combination will be proportionately decreased.

               (ii)     Reorganization, Reclassification, Consolidation, Merger,
                        --------------------------------------------------------
or  Sale.  Any dividend or distribution payable or to be made in Common Stock or
---------
other shares of stock of the Company or any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, to ensure that each of the holders of shares of the Series B Convertible Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series B Convertible Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series B Convertible Preferred Stock. The Company will not effect any such consolidation or merger or other similar transaction, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger or other similar transaction, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, the obligation to deliver to each holder of shares of the Series B Convertible Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii)     Notices.     Immediately  upon  any  adjustment  of the
                         --------
Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series B Convertible Preferred Stock, selling forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice 10 each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the

Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)     Purchase  Rights.    If at any time the Company grants, issues
                  -----------------
or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series B Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series B Convertible Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)     Mechanics  of  Conversion.  To  convert shares of the Series B
                  --------------------------
Convertible Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common earner for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series B Convertible Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)     Record  Holder.  The  person  or  persons  entitled to receive
                  ---------------
shares of the Common Stock issuable upon conversion of shares of the Series B Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)     Fractional  Shares. The Company shall not be required to issue
                  -------------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series B Convertible Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)     Reissuance  of  Certificates.  In the event of a conversion of
                  -----------------------------
less than all of the shares of the Series B Convertible Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series B Convertible Preferred Stock a new Series B Convertible Preferred Stock Certificate representing the remaining shares of the Series B Convertible Preferred Stock which were not corrected.


     5.     Reservation  of  Shares.    The Company shall, so long as any of the
            -----------------------
shares of the Series B Convertible Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding shares of the Series B Convertible Preferred Stock.

     6.     Seniority.  The  shares  of the Series B Convertible Preferred Stock
            ---------
shall rank superior to the shares of the Company's Common Stock, and to the shares of all other series of the Company's preferred stock. The rights of the shares of the Common Stock and all other series of the Company's preferred stock shall be subject to the preferences and relative rights of the shares of the Series B Convertible Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series B Convertible Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     7.     Restriction  on  Dividends.  The  Company shall not declare or pay a
            ---------------------------
dividend or other distribution with respect to the shares of the Common Stock or any other series of the Company's preferred stock unless the Company simultaneously pays or distributes to each holder of shares of the Series B Convertible Preferred Stock an equal to the amount such holder would have received had all of such holder's shares of the Series B Convertible Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend or distribution.

     8.     Vote  to  Change  the  Terms  of  the Series B Convertible Preferred
            --------------------------------------------------------------------
Stock.  Without  the  prior  written  consent  of  the  holders of not less than
-----
two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not amend, alter, change or repeal in any way, whether by merger, consolidation or otherwise, any of the powers, designations, preferences and rights of the Series B Convertible Preferred Stock.

     9.     Lost  or  Stolen  Certificates.    Upon  receipt  by  the Company of
            -------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series B Convertible Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Series B Convertible Preferred Stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series B Convertible Preferred Stock certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series B Convertible Preferred Stock into the Common Stock.

     10.     Voting.  The  holders  of  the Series B Convertible Preferred Stock
             -------
shall have no voting rights on any matter submitted to the stockholders of the Company for their vote, waiver, release or other action, or be considered in connection with the establishment of a quorum, except as may otherwise be expressly provided herein or required by law or by the applicable stock exchange rules.

     The Resolution was duly adopted by all of the directors of the Company as required by Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Company this 22nd day of July, 2005.

                                   CHARYS HOLDING COMPANY, INC.




                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray. Jr., Chief Executive Officer

                                  ATTACHMENT A
                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series B Convertible Preferred Stock of Charys Holding Company, Inc., as amended, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of Charys Holding Company. Inc. (the "Company") indicated below into shares of the common stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series B Convertible Preferred Stock hereinafter described as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series B Convertible Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act of 1933, as amended, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series B Convertible Preferred Stock:

               THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date  of  Conversion:
                     ---------------------

Number of shares of the Series B Convertible Preferred Stock to be converted:

------------------------------

Stock certificate no(s). of the shares of the Series B Convertible Preferred Stock to be converted:

----------------

Conversion  Rate:
                 -------------------------

Number of shares of the Common Stock to be issued:

------------------------------------------

Name in which shares of the Common Stock are to be issued:

------------------------------------------

------------------------------------------
Signature


------------------------------------------
Printed Name and Address

                                    EXHIBIT D

                                    Delaware
                                    --------                         PAGE 1
                                The First State



     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

DESIGNATION OF "CHARYS HOLDING COMPANY, INC.", FILED IN THIS OFFICE ON THE

TWENTY-FIFTH DAY OF JULY, A.D. 2005, AT 10 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY

RECORDER OF DEEDS.




3791748   8100    [GRAPHIC OMITTED]    /s/ Harriet Smith Windsor
050609456                              -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
                                           AUTHENTICATION:  4047994

                                                 DATE:  07-26-05

                                                          State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 10:00 AM 07/25/2005
                                                      FILED 10:00 AM 07/25/2005
                                                    SRV 050609456 - 3791748 FILE

                            CERTIFICATE OF AMENDMENT
                 TO THE CERTIFICATE OF DESIGNATION, PREFERENCES
                       AND RIGHTS OF SERIES C CONVERTIBLE
                 PREFERRED STOCK OF CHARYS HOLDING COMPANY, INC.

     I, Billy V. Ray, Jr., Chief Executive Officer of Charys Holding Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Charys Holding Company, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Designation, Preferences and Rights of the Series C Preferred Stock of said corporation, declaring said amendment to be advisable, and that, pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company, the Board on July 22, 2005, adopted the following resolution:

     RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Company, the terms, rights and preferences of the Series C Preferred Stock of the Company ("Series C Convertible Preferred Stock,"), consisting of 500,000 shares be, and they hereby are, amended in their entirety to read as follows:

     1.     Dividends.  Notwithstanding  anything  herein  to  the contrary, and
            ---------
except as may otherwise be provided in Paragraph 7 hereof, the holders of outstanding shares of the Series C Convertible Preferred Stock shall not be entitled to receive any dividends, whether in form of cash, stock, or other property.

     2.     Redemption Rights.  Subject to the applicable provisions of Delaware
            -----------------
law, the Company, at the option of its directors may at any time within two years of the date hereof, redeem the whole or any part of the outstanding Series C Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series C Preferred Stock. Upon redemption the Company shall pay for each share redeemed the amount of $3.50 per share, payable in cash (the "Redemption Price").

     At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series C Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series C Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series C Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and all rights of the holders of the Series C Preferred Stock shall terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

     If, on or prior to any date fixed for redemption of Series C Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series C Preferred Stock so called for redemption shall not, at the end of two years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

     3.     Liquidation  Rights. Subject to the superior rights of the Company's
            -------------------
Series B Preferred Stock, upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series C Convertible Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on shares of the common stock of the Company, par value $0.001 per share (the "Common Stock"), or any other class of capital stock of the Company ranking junior to the Series C Convertible Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

          (b) After the payment to the holders of shares of the Series C Convertible Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series C Convertible Preferred Stock, the holders of the Series C Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series C Convertible Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series C Convertible Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series C Convertible Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.     Conversion  of  Series C Convertible Preferred Stock.  The holder of
            ----------------------------------------------------
shares of the Series C Convertible Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series C Convertible Preferred Stock into shares of the Common Stock. Such right to convert shall commence two years after the date the shares of the Series C Convertible Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of two years, such period ending on the fourth anniversary of the Issue Date. In the event that the holder of the Series C Convertible Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series C Convertible Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)     Conversion  Rate.  Subject  to  adjustment as provided herein,
                  ----------------
each share of the Series C Convertible Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock (the "Conversion Rate").

          (b)     Adjustment  of  Conversion Rate for Dilution and Other Events.
                  -------------------------------------------------------------
In order to prevent dilution of the rights granted to the holders of shares of the Series C Convertible Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)     Adjustment  of  Conversion  Rate  upon  Subdivision  or
                       -------------------------------------------------------
Combination  of the Common Stock.  If the Company at any time subdivides (by any
--------------------------------
stock split, stock dividend, recapitalization or otherwise) the issued and outstanding or authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the issued and outstanding or authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately decreased.

               (ii)     Reorganization, Reclassification, Consolidation, Merger,
                        --------------------------------------------------------
or  Sale. Any recapitalization, reorganization, reclassification, consolidation,
--------
merger, or other similar transaction which is effected in such a way that holders of the Common Stock arc entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series C Convertible Preferred Stock, to ensure that each of the holders of shares of the Series C Convertible Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series C Convertible Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series C Convertible Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series C Convertible Preferred Stock. The Company will not effect any such consolidation or merger or other similar transaction, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger or other similar transaction, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series C Convertible Preferred Stock, the obligation to deliver to each holder of shares of the Series C Convertible Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii)     Notices.  Immediately  upon  any  adjustment  of  the
                         -------
Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series C Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series C Convertible Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series C Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)     Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series C Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series C Convertible Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)     Mechanics  of  Conversion.  To  convert shares of the Series C
                  -------------------------
Convertible Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series C Convertible

Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)     Record  Holder.  The  person  or  persons  entitled to receive
                  --------------
shares of the Common Stock issuable upon conversion of shares of the Series C Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)     Fractional Shares.  The Company shall not be required to issue
                  -----------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series C Convertible Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)     Reissuance  of  Certificates.  In the event of a conversion of
                  ----------------------------
less than all of the shares of the Series C Convertible Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series C Convertible Preferred Stock a new Series C Convertible Preferred Stock Certificate representing the remaining shares of the Series C Convertible Preferred Stock which were not corrected.


     5.     Reservation  of  Shares.  The  Company  shall, so long as any of the
            -----------------------
shares of the Series C Convertible Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series C Convertible Preferred Stock.

     6.     Seniority.  The  shares  of  the  Company's  Series  B  Convertible
            ---------
Preferred Stock shall rank superior to the shares of the Series C Convertible Preferred Stock, the Common Stock, and to the shares of all other series of the Company's preferred stock. Except for the shares of the Company's Series B Convertible Preferred Stock, the rights of the shares of the Common Stock and all other series of the Company's preferred stock shall be subject to the preferences and relative rights of the shares of the Series C Convertible Preferred Stock. Except for the shares of the Company's Series B Convertible
Preferred Stock, without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series C Convertible Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series C Convertible Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     7.     Restriction  on  Dividends.  The  Company shall not declare or pay a
            --------------------------
dividend or other distribution with respect to the shares of the Common Stock or any other series of the Company's preferred stock unless the Company simultaneously pays or distributes to each holder of shares of the Series C Convertible Preferred Stock an amount equal to the amount such holder would have received had all of such holder's shares of the Series C Convertible Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend or distribution.

     8.     Vote  to  Change  the  Terms  of  the Series C Convertible Preferred
            --------------------------------------------------------------------
Stock.  Without  the  prior  written  consent  of  the  holders of not less than
-----
two-thirds (2/3) of the outstanding shares of the Series C Convertible Preferred Stock, the Company shall not amend, alter, change or repeal in any way, whether by merger, consolidation or otherwise, any of the powers, designations, preferences and rights of the Series C Convertible Preferred Stock.

     9.     Lost  or  Stolen  Certificates.  Upon  receipt  by  the  Company  of
            ------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series C Convertible Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Series C Convertible Preferred Stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series C Convertible Preferred Stock certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series C Convertible Preferred Stock into the Common Stock.

     10.     Voting.  The  holders  of  the Series C Convertible Preferred Stock
             ------
shall have no voting rights on any matter submitted to the stockholders of the Company for their vote, waiver, release or other action, or be considered in connection with the establishment of a quorum, except as may otherwise be expressly provided herein or required by law or by the applicable stock exchange rules.

     The Resolution was duly adopted by all of the directors of the Company as required by Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment, Preferences and Rights on behalf of the Company this 22th day of July, 2005.

                                    CHARYS HOLDING COMPANY, INC.


                                    By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer

                                  ATTACHMENT A
                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series C Convertible Preferred Stock of Charys Holding Company, Inc., the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share, of Charys Holding Company, Inc. (the "Company") indicated below into shares of the common stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series C Convertible Preferred Stock hereinafter described as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series C Convertible Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act of 1933, as amended, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series C Convertible Preferred Stock:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:
                   ----------------------------

Number  of  shares  of the Series C Convertible Preferred Stock to be converted:

----------------------------------

Stock certificate no(s), of the shares of the Series C Convertible Preferred Stock to be converted:

----------------------------------

Conversion Rate:
                   ----------------------------

Number of shares of the Common Stock to be issued:

----------------------------------

Name in which shares of the Common Stock are to be issued:

----------------------------------

----------------------------------
Signature


----------------------------------
Printed Name and Address

                                    EXHIBIT E

Georgia Net - Business Information Page                              Page 1 of 1

 [GRAPHIC OMITTED]            GEORGIA SECRETARY OF STATE
    CATHY COX                    CORPORATIONS DIVISION
SECRETARY OF STATE               SUITE 315, WEST TOWER
 STATE OF GEORGIA           2 MARTIN LUTHER KING JR., DRIVE
                               ATLANTA, GEORGIA 30334-1530
                                    (404) 656-2817

                                                                  WARREN H. RARY
                                                                     DIRECTOR




                                               CONTROL NUMBER       : 0429661
                                               DATE INC/AUTH/FILED  : 05/11/2004
                                               JURISDICTION         : MINNESOTA
                                               PRINT DATE           : 12/02/2005
                                               FORM NUMBER          : 220




                            BUSINESS INFORMATION PRINTOUT

This information is provided without certification from the business registration database maintained by the Secretary of State as of the print date on the following entity.

                          SPIDERBOY INTERNATIONAL, INC.
                            A FOREIGN PROFIT COMPANY

ADDRESS:
1117 PERIMETER CTR.WEST,#N415
ATLANTA , GA 30327

CEO:                                           CFO:
BILLY V. RAY, JR.                              RAYMOND J. SMITH
SEC:                                           REGISTERED AGENT & OFFICE:
BILLY V. RAY, JR.                              BILLY V. RAY, JR.
                                               1117 PERIMETER CTR.WEST,#N415
                                               ATLANTA , GA 30327
Date of last annual registration                   : 06/14/2005
Status                                             : ACTIVE/COMPLIANCE
Status Date                                        : 05/19/2004

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made this ___ day of ____, 2005
                                  ---------
(the  "Closing  Date")  by  and  among  BILLY V. RAY, JR. ("Depositor"); for the
       -------------                                        ---------
benefit of ROCK CREEK EQUITY HOLDINGS, LLC, a Georgia limited liability company (the "Recipient"), CHARYS HOLDING COMPANY, INC., a Delaware corporation (the
       ---------
"Company")  and  SUNTRUST  BANK,  a Georgia banking corporation, as Escrow Agent
 -------
hereunder  ("Escrow Agent"). Capitalized terms used but not otherwise defined in
             ------------
this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

                                   BACKGROUND:
                                   -----------

     WHEREAS, Depositor owns 50,000 shares of the Series A Preferred Stock, $0.001 par value (the "SHARES"), of the Company which are subject to certain earn out provisions contained in Section 1.4 of that certain Stock Purchase Agreement by and among Depositor, Recipient, Company and Method, IQ, Inc., of even date herewith (the "Purchase Agreement").
                             -------------------

     WHEREAS, in order to establish the escrow of Shares and to effect the provisions of this Agreement, Depositor, Company, Recipient and Escrow Agent expressly execute and enter into this Agreement for the purpose of setting up and establishing the arrangement set forth and described in this Escrow Agreement;

     WHEREAS, the Parties desire that the Escrow Agent act as escrow agent in accordance with the terms hereof, and the Escrow Agent is willing to act in such capacity.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Depositor, Company Escrow Agent and Recipient, for themselves, their successors and assigns, Depositor, Company, Recipient and Escrow Agent acknowledge and agree that they have entered into this Agreement intending to be legally bound thereby.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Escrow  Agent Appointment.  The Depositor, Company and the Recipient
            -------------------------
hereby appoint and designate Escrow Agent as the escrow agent to receive, hold and distribute the Shares in accordance with the terms of this Agreement. The Escrow Agent hereby accepts such appointment and agrees to hold, administer and distribute the Shares and any dividends or other amounts received thereon (together with the Shares, the "Escrow Items") in accordance with the terms of
                                  ------------
this Agreement. The Escrow Agent shall have no obligation or responsibilities in connection with the Purchase Agreement or any other agreement between any of the parties to the Purchase Agreement, other than obligations or responsibilities arising under this Agreement.

     2.     Establishment  of  Escrow.  Immediately  following  the execution of
            -------------------------
this Agreement at the Closing, (a) certificates evidencing the Shares and (b) stock powers executed in blank naming the Escrow Agent as attorney-in-fact with the ability to transfer the Shares to

Recipient  (the  "Escrow  Documents")  will be delivered by the Depositor to the
                  -----------------
Escrow  Agent.  The  Escrow  Agent  hereby  agrees,  upon  receipt of the Escrow
Documents, to act as escrow agent and to hold, safeguard and distribute the Escrow Items pursuant to the terms and conditions hereof. The Escrow Items shall be held for the benefit of the Recipient and the Depositor. The Escrow Agent shall have no obligation to invest any cash dividends or other amounts received on the Shares during the term hereof. During the term of this Agreement, the Company shall deposit with the Escrow Agent, any dividends or other distributions payable with respect to the Shares and such amounts shall thereafter be deemed Escrow Items.

     3.     Reserved.
            ---------

     4.     Tax  Treatment.  The  Parties  agree  that  the  Depositor  shall be
            --------------
treated as the owner of the Escrow Items for federal and state income tax purposes and that the Depositor shall include in taxable income the earnings on the Escrow Items, except to the extent that Escrow Items are distributed to the Recipient pursuant to Section 5. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall have no duty to prepare or file any federal or state tax report or return with respect to the Escrow Items or any income earned thereon.

     5.     Distribution  of  Escrow  Items.
            -------------------------------

          (a)     Distributions.  Prior  to  any  transfer  of the Escrow Items,
                  -------------
Recipient shall deliver to Depositor and Escrow Agent the written notice regarding allocation of the Earn Out Equity, as described in Section 1.4.2 of the Purchase Agreement (the "Notice"). Any Notice shall specifically state the number of Shares to be released to Recipient as a result of such allocation. The Escrow Agent will, within five (5) business days of the receipt of any Notice,
(i) execute and deliver to the Company a stock power transferring such Shares to Recipient along with the original stock certificate or certificates evidencing such Shares and (ii) will also transfer any cash dividends or other payments allocated thereto, as and to the extent specifically set forth in the Notice, directly to Recipient. The Company will then, within five (5) business days of receipt of such stock power, deliver a stock certificate evidencing such Shares to Recipient and will re-issue a new stock certificate (together with additional blank stock powers, if necessary) for the remaining Shares in the name of Depositor and deliver such new stock certificate to the Escrow Agent. The Escrow Agent shall be entitled to rely conclusively, and without inquiry (i) that any instrument furnished to the Escrow Agent which purports to be a Notice, conforms to this Agreement or the Purchase Agreement and (ii) on the accuracy of all calculations set forth in any Notice. The Escrow Agent will have no obligation to verify that the Earn Out Equity set forth in such Notice has actually been earned or determine whether any notice confirms to the requirements of the Purchase Agreement.

          (b)     Payment Instructions.  All stock issuances to the Depositor or
                  --------------------
the Recipient shall be made to their respective addresses set forth herein and any distributions of cash dividends, or other cash distributions, shall be made in accordance with the respective wire transfer instructions of the Depositor and the Recipient set forth on Exhibit A hereto. The Escrow Agent shall have no
                               ---------
liability with respect to the transfer or distribution of any Shares or funds effected by the Escrow Agent pursuant to wiring or transfer instructions provided to the Escrow Agent by any party to this Agreement, to the extent that such transfers or distributions are otherwise made in accordance with the terms of this Agreement.

     6.     Termination  of  Escrow.  The  escrow  provided  for hereunder shall
            -----------------------
terminate  upon  the  earlier  to  occur  of  the  following:

          (a) Upon the mutual written consent of the Depositor and the Recipient (written notice of which shall be given jointly to the Escrow Agent);

          (b)     Upon  the  distribution of all of the Escrow Items pursuant to
Section  5  of  this  Agreement  to  the  Recipient;  or

          (c) Upon the date which is twenty one (21) months from the date hereof. If the escrow is terminated pursuant to this subsection (c), all Escrow Items held as of such date by the Escrow Agent shall be returned to the Depositor.

     7.     Escrow Agent.  In performing its duties under this Agreement or upon
            ------------
the claimed failure to perform its duties hereunder, the Escrow Agent shall have no liability except for the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent's sole responsibility shall be for the safekeeping and distributions of the Escrow Items in accordance with the terms of this Agreement. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein or in any notice given to it under this Agreement in accordance with Section 13 hereof. The Escrow Agent shall be entitled to rely upon and shall be protected in acting upon any request, instructions, statement or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or to commence any proceeding in connection with the Escrow Items, any account in which the Escrow Items is deposited or this Agreement, or to appear in, prosecute or defend any such legal action or proceedings. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully protected from any liability whatsoever in acting in accordance with the advice of such counsel. The Depositor and the Recipient jointly and severally agree to pay, promptly upon demand, the reasonable fees and expenses of any such counsel; provided, however, solely as between themselves, the Depositor and the Recipient agree that such fees and expenses shall be borne equally between the Depositor, on the one hand, and the Recipient, on the other hand, and that, if either such Party shall become obligated to pay more than its share of such fees and expenses, such Party shall have a right of contribution from the other Party with respect to any such fees and expenses paid by that Party. The Escrow Agent shall not be required to take notice of and shall have no obligations or responsibilities in connection with the Purchase Agreement, or any other agreement between any other parties to the Purchase Agreement, other than this Agreement.

     8.     Indemnification.  From  and  at  all  times  after  the date of this
            ---------------
Agreement, the Depositor and the Recipient, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims
                      --------------------
(whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising directly or indirectly from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Depositor and the Recipient in writing, and such Indemnified Party shall assume the defense thereof, including the employment of counsel; provided, however, that such counsel shall be reasonably acceptable to the Depositor and the Recipient, and the Depositor and the Recipient shall be responsible for the reasonable expenses of such counsel referred to in the foregoing sentence (except to the extent that the liability of such Indemnified Party is finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party, in which case the Depositor and the Recipient shall not be responsible for such expenses and shall be reimbursed by the Indemnified Party to the extent that they had previously paid such expenses). All such fees and expenses payable by the Depositor or the Recipient pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Depositor and the Recipient upon demand by such Indemnified Party. The obligations of the Depositor and the Recipient under this Section 8 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

     The Parties agree that neither the payment by the Depositor or the Recipient of any claim by the Escrow Agent for indemnification hereunder nor the disbursement of any amounts to the Escrow Agent from the Escrow Items in respect of a claim by the Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Depositor and the Recipient, the respective rights and obligations of the Recipient, on the one hand, and the Depositor, on the other hand, under this Agreement or the Purchase Agreement. The Recipient and the Depositor agree solely among themselves that any obligation for indemnification under this Section 8 shall be borne by the Recipient and the Depositor in proportion to the Recipient' and the Depositor's respective responsibility, if any, of such loss, damage, liability, cost or expense for which the Escrow Agent is entitled to indemnification, the causation to be determined by mutual agreement, arbitration (if both the Depositor and the Recipient' Representative agree in writing to submit the dispute to arbitration) or litigation; provided, however, that if no such Party is determined to be responsible for such loss, damage, liability, cost or expense, any obligation for indemnification under this Section 8 shall be borne equally between the Depositor, on the one hand, and the Recipient, on the other hand.

     9.     Disputes.  If,  at  any  time,  there  shall  exist any dispute with
            --------
respect to the holding or disposition of any portion of the Escrow Items or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Items or the Escrow Agent's proper actions with respect to its obligations hereunder, or if the Depositor and the Recipient have not, within thirty (30) calendar days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 10 below, appointed a successor escrow agent to act hereunder, then the Escrow Agent may, in its sole discretion, take any or all of the following actions:

          (a) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor escrow agent shall have been appointed (as the case may be) as evidenced by written instructions executed by the Depositor and the Recipient;

          (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Georgia, for instructions with respect to such dispute or uncertainty; or

          (c) pay into or deposit with any court of competent jurisdiction in Georgia all disputed escrow amounts held by it in the Escrow Items for holding and disposition in accordance with the instructions of such court and thereupon the Escrow Agent shall be discharged from all further duties as the Escrow Agent hereunder.

     The Escrow Agent shall have no liability to the Depositor or the Recipient or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Items or any delay in or with respect to any other action required or requested of the Escrow Agent.

     10.     Resignation  of Escrow Agent.  The Escrow Agent may resign from the
             ----------------------------
performance of its duties hereunder at any time by giving at least ten (10) Business Days' prior written notice to the Depositor and the Recipient or may be removed, with or without cause, by the Depositor and the Recipient, acting jointly, at any time by the giving of ten (10) Business Days' prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor escrow agent as provided herein. Upon any such notice of resignation or removal, the Depositor and the Recipient, acting jointly, shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000, unless otherwise agreed by the Depositor and the Recipient as evidenced by written instructions executed by the Depositor and the Recipient. Upon the acceptance in writing of any appointment as the Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as the

Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Escrow Agent under this Agreement. Notwithstanding anything to the contrary herein, if the Escrow Agent provides notice of resignation and a successor Escrow Agent has not been appointed within forty-five (45) days thereafter, the Escrow Agent shall be entitled to deliver all property held hereunder into the registry of any court of competent jurisdiction in Georgia of all disputed escrow amounts held by it in the Escrow Items for holding and disposition in accordance with the terms of this Agreement and thereupon the Escrow Agent shall be discharged from all further duties as Escrow Agent hereunder.

     11.     Receipt.  By  its  execution  and  delivery  of this Agreement, the
             -------
Escrow  Agent  acknowledges  receipt  of  the  Escrow  Amount.

     12.     Fees.  The  Depositor and the Recipient shall compensate the Escrow
             ----
Agent  for  its  services hereunder in accordance with Exhibit B attached hereto
                                                       ---------
and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, postage, copying charges and the like (collectively, the "Fees"), in accordance with such
                                                 ----
Exhibit  B.  All  of the compensation and reimbursement obligations set forth in
----------
this Section 12 shall be payable upon demand by the Escrow Agent and, with respect to the Escrow Agent, shall be a joint and several obligation of the Depositor and the Recipient. The Depositor and the Recipient agree, solely among themselves, that the Fees shall be borne by the Depositor, and if any Seller shall pay any of such Fees, such Seller shall have a right of reimbursement from the Depositor with respect to Fees paid by such Seller. The obligations of the Depositor and the Recipient under this Section 12 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

     13.     Notices.  All  notices,  communications  and  deliveries under this
             -------
Agreement will be made in writing signed by or on behalf of the party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and will be delivered personally or sent by first class registered or certified mail (return receipt requested), by facsimile (receipt confirmed) or by a national overnight courier service, in each case to the appropriate addresses set forth below (or to such other address as a party may designate by notice to the other parties):

          (a)     If to the Depositor:    Billy V. Ray, Jr.
                                          _____________________________
                                          _____________________________
                                          Facsimile:     (___) ___-____
                                          Telephone:     (___) ___-____


          (b)     If to the Recipient     Rock  Creek  Equity  Holdings,  LLC
                                          1750  Founders  Parkway,  Suite  180
                                          Alpharetta,  GA  30004
                                          Attention:  Jerry J. Harrison, Jr. and
                                                      Gregory  A.  Buchholz

                                          Facsimile:  (678) 507-1301
                                          Telephone:  (678) 507-1301

          (c)     If to Escrow Agent:     SunTrust Bank
                                          Corporate Trust Department
                                          25 Park Place, 24th Floor
                                          Atlanta, Georgia 30303-2900
                                          Attention: Olga G. Warren
                                          Facsimile: (404) 588-7335
                                          Telephone: (404) 588-7262

          (d)     If to the Company:      Charys Holding Company, Inc.
                                          1117 Perimeter Center West, Suite N415
                                          Atlanta, Georgia 30338
                                          Facsimile: (678) 443-2320
                                          Telephone: (678 443-2300

     14.     Exhibits.  The  Exhibits  to this Agreement are hereby incorporated
             --------
into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

     15.     Assignment;  Successors  in Interest.  No assignment or transfer by
             ------------------------------------
any Party of such Party's rights and obligations under this Agreement will be made except with the prior written consent of the other Parties. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

     16.     Number;  Gender.  Whenever  the  context  so requires, the singular
             ---------------
number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

     17.     Captions.  The  titles and captions contained in this Agreement are
             --------
inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement and all references to Schedules or Exhibits are references to Schedules and Exhibits, respectively, to this Agreement.

     18.     Controlling Law; Amendment.  This Agreement will be governed by and
             --------------------------
construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rules. This Agreement may not be amended, modified or supplemented except by written agreement of the parties.

     19.     Consent  to  Jurisdiction.  Each  of the parties hereby irrevocably
             -------------------------
consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document (for purposes of this Section, a
"Legal  Dispute")  shall  be  brought  only to the exclusive jurisdiction of the
 --------------
courts of the State of Georgia or the federal courts located in the State of Georgia. The

Parties agree that, after a Legal Dispute is before a court as specified in this
Section 19 and during the pendency of such Legal Dispute before such court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including, without limitation, any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each of the Parties hereby waives, and agrees not to assert, as a defense in any Legal Dispute, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such court or that its property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum or that the venue of the action, suit or proceeding is improper. Each Party irrevocably waives the right to trial by jury. Each Party agrees that a final judgment in any action, suit or proceeding described in this Section 19 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws.

     20.     Severability.  Any  provision of this Agreement which is prohibited
             ------------
or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

     21.     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

     22.     Waiver.  Any  agreement  on the part of a Party to any extension or
             ------
waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

     23.     Integration.  This Agreement and the documents executed pursuant to
             -----------
this Agreement supersede all negotiations, agreements and understandings among the parties with respect to the subject matter of this Agreement.

     24.     Miscellaneous.  The  Escrow Agent does not have any interest in the
             -------------
Escrow Items deposited hereunder but is serving as escrow holder only and having only possession thereof. The Escrow Agent shall not have any responsibility for the payment of taxes relating to the Escrow Items except with respect to compensation paid to the Escrow Agent. Any payments of income from the Escrow Items shall be subject to withholding regulations then in force with respect to United States taxes. Recipient hereby represents that its Employer
Identification Number is _________________. The Depositor hereby represents that its Social Security Number is _____________. The Employer Identification Number of Recipient and the Social

Security Number of the Depositor have been provided so that the Escrow Agent can properly complete Form 1099 to indicate to which party interest was paid. The Recipient and the Depositor will each provide the Escrow Agent with completed W-9 forms or W-8 forms for non-resident alien certifications. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Escrow Agent. Each Party hereby represents and warrants (i) that this Agreement has been duly authorized, executed and delivered by it or on its behalf, as applicable, and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Agreement by the Parties does not and will not violate any applicable law or regulation.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


"DEPOSITOR":                            "RECIPIENT":
 ---------                               ---------

BILLY V. RAY, JR.                       ROCK CREEK EQUITY HOLDINGS, LLC,
                                        a Georgia limited liability company

-------------------------------------
                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


"ESCROW AGENT":                         "COMPANY":
 ------------

SUNTRUST BANK,                          CHARYS HOLDING COMPANY, INC.,
a Georgia banking corporation           a Delaware corporation

By:                                     By:
   ----------------------------------      --------------------------------
Name:                                   Name:
     --------------------------------        ------------------------------
Title:                                  Title:
      -------------------------------         -----------------------------




                      SIGNATURE PAGE FOR ESCROW AGREEMENT

                                    EXHIBIT A
                                    ---------

                           WIRE TRANSFER INSTRUCTIONS


RECIPIENT:

Bank Name:
                    ------------------------------
Bank Address:
                    ------------------------------
Account #:
                    ------------------------------
ABA #:
                    ------------------------------
Credit to:
                    ------------------------------


DEPOSITOR:

Bank Name:
                    ------------------------------
Bank Address:
                    ------------------------------
Account #:
                    ------------------------------
ABA#:
                    ------------------------------

                                    EXHIBIT B
                                    ---------

                                      FEES


The annual administration fee of $_______ for administering this Escrow Agreement is payable in advance at the time of closing and if applicable will be invoiced each year to the appropriate party(ies) on the anniversary date of the closing of the Escrow Agreement. Also, a one-time legal review fee of $____ is payable in advance at the time of closing.

Out of pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, and other out of pocket costs, will be billed at cost and shall be promptly paid.

These fees do not include extraordinary services which will be priced according to time and scope of duties and shall be promptly paid. The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

It is acknowledged that the schedule of fees shown above are acceptable for the services mutually agreed upon.

Note: This fee schedule is based on the understanding that the escrowed funds will be invested in SunTrust's cash sweep account, The STI Classic U.S. Treasury Securities Money Market Fund.

                                VOTING AGREEMENT
                                  FOR SHARES IN
                          CHARYS HOLDING COMPANY, INC.

     THIS VOTING AGREEMENT (this "Agreement") is entered into by and among Billy
V. Ray, Jr. (the "Representative") and Rock Creek Equity Holdings, LLC (the "Shareholder") this __ day of December, 2005.

     WHEREAS, the Shareholder may, pursuant to that certain Stock Purchase Agreement of even date herewith, acquire up to 50,000 shares of the Series A
Preferred Stock, $0.001 par value. (the "Shares") of Charys Holdings Company, Inc, a Delaware corporation (the "Company");

     WHEREAS, in order to secure continuity and stability of policy and management of the Company by the consolidation of voting power, the Shareholder deem it in their respective best interests to appoint the Representative to vote any of the Shares it acquires for all matters upon the terms and conditions hereinafter set forth; and

     WHEREAS, the Representative is willing to act on behalf of the Shareholder as voting representative on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1.     APPOINTMENT  OF  VOTING  REPRESENTATIVE.  The  Shareholder  hereby
            ---------------------------------------
appoints the Representative, and the Representative hereby agrees to act on behalf of the Shareholder, as voting representative of the Shares upon the terms and conditions hereinafter set forth. Further, the Shareholder does hereby appoint and constitute Representative as its true and lawful attorney, with full power of substitution in writing from time to time, to attend any and all meetings, whether regular or special, of the shareholders of the Company, and any and all adjournments of any said meetings, then and there to vote on behalf of the Shareholder and in their name, place and stead, as their proxy and representative, the number of votes with respect to the Shares which Shareholder would be entitled to cast if actually present. This appointment is with respect to the Shares, and any additional shares acquired pursuant to a dividend, stock split or other similar recapitalization event with respect to the Shares, only and not with respect to any other shares of the Company's capital stock that Shareholder may from time to time own.

     2.     POWER  AND  RIGHTS  OF  THE REPRESENTATIVE.  During the term of this
            ------------------------------------------
Agreement and any extension thereof, the Representative shall possess and be entitled to exercise in person or by nominee or proxy, with respect to all Shares, the right to vote thereon for every purpose and to consent to or dissent from any corporate act of the Company as though he were the absolute owner of said stock, including but not limited to the right to vote upon the election of directors, the sale, mortgage, lease, pledge or disposition of all or any portion of the property assets of the Company, and the merger, consolidation, reorganization, recapitalization, dissolution or liquidation of the Company.

     3.     CONSTRUCTION  OF  AGREEMENT  BY  REPRESENTATIVE.  The Representative
            -----------------------------------------------
shall be fully authorized and empowered to construe this Agreement, and his construction of this Agreement, if made in good faith, shall be final, conclusive and binding upon all the Shareholders and on all other interested parties.

     4.     LIABILITY  OF  REPRESENTATIVE.  The Representative shall be entitled
            -----------------------------
to indemnity from the Shareholder against any and all costs, expenses and liabilities incurred by the Representative in connection with, or relating to, the discharge of his duties hereunder in accordance with the terms and conditions hereof. The Representative shall not be liable for any action or failure to act by him in his capacity as voting representative hereunder, provided that such action or failure to act does not amount to willful misconduct, it being hereby agreed, without limiting the generality of the foregoing, that:

          (a) in voting the Shares, the Representative shall exercise his best judgment to the end that the affairs of the Company shall be properly managed, but the Representative shall not be personally responsible with respect to any action taken pursuant to his vote so cast in any matter or act committed or omitted to be done under this Agreement, provided that such commission or omission does not amount to willful misconduct on his part;

          (b) the duties and obligations of the Representative shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Representative; and

          (c) the Representative shall not be liable for any action taken or omitted by him in good faith and believed by him to be authorized or within the discretion or rights or powers conferred upon him by this Agreement.

     5.     COMPENSATION OF REPRESENTATIVE.  The Representative shall receive no
            ------------------------------
compensation  for  his  services  as  voting  representative.

     6.     RESIGNATION  OF  REPRESENTATIVE.  The Representative may at any time
            -------------------------------
resign by delivering to the Shareholder and the Company his resignation in writing, to take effect ten (10) days thereafter, unless sooner accepted by the Shareholder and the Company. In the event of the death, resignation or other legal incapacity of the originally named Representative during the term hereof, then this Agreement shall terminate and the Shareholder shall regain its voting rights with respect to the Shares.

     7.     BOND  OR  SECURITY  NOT  REQUIRED.  The  Representative shall not be
            ---------------------------------
required to give any bond or security for the discharge of his duties hereunder.

     8.     TERM  AND  TERMINATION.   This  Agreement  shall  terminate  on  the
            ----------------------
earlier to occur of (a) the date that the Representative no longer owns at least 25% of all of the issued and outstanding Series A Preferred Stock of the Company or (b) [FIVE (5)] years after the date hereof, without any action by the Representative or any other parties. This Agreement may be terminated at an earlier date upon the receipt by the Company of written consent to termination duly executed by the Representative.

     9.     DEPOSIT  AT  REGISTERED  OFFICE.  An  executed  counterpart  of this
            -------------------------------
Agreement and of every agreement supplemental hereto and amendatory hereof shall be deposited at the registered office of the Company in the State of Georgia, which counterpart shall be subject to inspection at any reasonable time by any shareholder of the Company, or the Shareholder, in person or by agent or attorney.

     10.     GENERAL  PROVISIONS.
             -------------------

          (a)     Amendment.  This Agreement may be amended from time to time in
                  ---------
any and every particular by the consent in writing of the Shareholder and the Representative.

          (b)     Successor  to  Company.  Wherever  used in this Agreement, the
                  ----------------------
term "Company", for the purposes of this Agreement, shall include any successor corporation or corporations of the Company.

          (c)     Binding Effect.  All of the provisions of this Agreement shall
                  --------------
be binding upon and shall inure to the benefit of the heirs, personal representatives legal representatives, successors and assigns of the Shareholders hereto.

          (d)     Invalid  Provisions; Severability.  The invalidity, illegality
                  ---------------------------------
or unenforceability of any provision hereof in any jurisdiction whatsoever shall not affect, invalidate or render illegal or unenforceable this Agreement or the remaining provisions hereof, all of which shall continue in full force and effect.

          (e)     Governing  Law.  This  Agreement  shall  be  governed  by, and
                  --------------
construed  in  accordance  with,  the  laws  of  the  State  of  Georgia.

          (f)     Gender.  Wherever  in  this  Agreement  reference is made to a
                  ------
Representative or Shareholder in the singular, plural, masculine, feminine or neuter form, such reference shall apply with like force and effect as though the proper form in the context so required was used.

          (g)     Counterparts.  This  Agreement  may be executed in one or more
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instruments.

          (h)     Headings.  The  headings  and  captions  used  herein  are for
                  --------
convenience only and constitute no part of this Agreement or understanding of the parties hereto.

          (i)     Advice  of Counsel.  Each of the parties agrees and represents
                  ------------------
that he has been represented by his own counsel with regard to the execution of this Agreement or that, if acting without counsel, he has had adequate opportunity and has been encouraged to seek and take the advice of his own counsel prior to the execution of this Agreement.

          (j)     Share  Certificate.  Each certificate representing shares held
                  ------------------
by any of the parties to this Agreement shall contain a statement that the shares represented by the certificates are subject to the provisions of a Voting Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date hereinabove set forth.


                                        REPRESENTATIVE:


                                        ----------------------------------------
                                        Billy  V.  Ray,  Jr.


                                        SHAREHOLDER:

                                        ROCK  CREEK  EQUITY  HOLDINGS,  LLC



                                        By:
                                           -------------------------------------
                                            Jerry  J.  Harrison, Jr., Manager

                 SECURED PROMISSORY NOTE AND SECURITY AGREEMENT
                 ----------------------------------------------

     $5,250,000.00               Atlanta, Georgia              December __, 2005

     FOR VALUE RECEIVED, Charys Holding Company, Inc., a Delaware corporation ("Maker"), promises to pay to the order of Rock Creek Equity Holdings, LLC, a Georgia limited liability company ("Holder Agent") and J. Alan Shaw (and collectively with Holder Agent, the "Holder"), the aggregate principal sum of Five Million Two Hundred Fifty Thousand Dollars and No Cents ($5,250,000.00), with interest on the unpaid principal balance thereof until paid at the rate of five percent (5%) per annum. The accrued interest shall be paid monthly, on the first business day of such month, beginning on January 2, 2006. The entire unpaid principal balance of this Note, plus all accrued but unpaid interest will be paid upon (a) Maker's receipt of an equity of debt investment of no less than $5,250,000.00 (the "Investment") or (b) if such Investment does not occur on or before February 1, 2006, then on demand by Holder.

     Principal and interest are payable at such place and in such manner as Holder Agent may designate in writing from time to time.

     As security for the payment of this Note, Maker hereby grants to Holder a security interest in and assigns Maker's right, title and interest in and to all of the capital stock of Method IQ, Inc. held by Maker (the "Shares") and the other collateral more particularly set forth in the Pledge Agreement of even date herewith by Maker in favor of Holder.

     The failure of Maker to make any payment of principal or interest within five (5) days of the date when due or demanded hereunder shall constitute a "Default" hereunder. Upon the occurrence of a Default, Holder shall, without notice or demand, be entitled to declare any and all of the indebtedness represented by this Note to be immediately due and payable, thereby accelerating and maturing such indebtedness, and Holder may thereafter exercise any rights available to Holder by operation of law.

     Any amounts due hereunder that are not paid on or before the date due shall accrue interest at the rate of ten percent (10%) per annum. Failure of the Holder to exercise any right hereunder, including without limitation the right to accelerate the maturity of the indebtedness hereunder, or indulgence granted by Holder from time to time, shall in no event be considered a waiver of any right of Holder or prevent Holder from exercising any of its rights hereunder. In case this Note is collected through an attorney at law, all reasonable costs of collection, including reasonable attorney fees, shall be paid by Maker.

     Time is of the essence of this Note.

     Maker shall have the right to prepay all or any portion of any amounts due hereunder at any time during the term of this Note, without penalty.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia and any action brought under the terms of this Note shall be brought in the courts of the State of Georgia.

     IN WITNESS WHEREOF, Maker has executed this Note, as of the date first above written.

                                        CHARYS HOLDING COMPANY, INC.

                                        By:
                                           --------------------------------

                                        Its:
                                            -------------------------------

                                PLEDGE AGREEMENT

          THIS  PLEDGE  AGREEMENT  (this  "Agreement"), dated as of December __,
                                           ---------
2005, is made by CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Pledgor"), in favor of ROCK CREEK EQUITY HOLDINGS, LLC, a Georgia limited
  -------
liability company and J. ALAN SHAW, a South Carolina resident (collectively, the "Lender").
 ------

                                R E C I T A L S:

          WHEREAS, Pledgor and Lender have entered into a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which
                                         -------- ---------
Pledge  has  purchased  all  of  the  outstanding common stock (the "Shares") of
                                                                     ------
Method  IQ,  Inc.  (the  "Corporation") from Lender (terms not otherwise defined
                          -----------
herein  shall  be  as  defined  in  the  Purchase  Agreement);  and

          WHEREAS, Pledgor has paid part of the purchase price for the Shares pursuant to a Secured Promissory Note, in the original principal amount of $5,250,000.00, of even date herewith (the "Secured Note"), which note is secured
                                           ------- ----
by the Shares (which Shares, together with (a) any certificates or other documents representing such Shares, (b) any other property or rights in property pledged to Lender pursuant to SECTION 2(A) of this Agreement, and (c) any additional collateral now or hereafter pledged to Lender pursuant to this Agreement, are collectively referred to as the "Collateral");
                                                       ----------

          WHEREAS, it is a condition to the effectiveness of the Purchase Agreement that Pledgor grant Lender a security interest in the Collateral under the Secured Note and execute this Pledge Agreement in connection therewith;

          NOW THEREFORE, in consideration of the premises, to induce Lender to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION  1.  INDUCING  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS OF
                       ---------------------------------------------------------
PLEDGOR.  Pledgor  represents,  warrants  and  covenants  to  Lender as follows:
-------

          (a) Pledgor has full power and authority and legal right to execute and deliver this Agreement and to pledge, hypothecate, assign, transfer, set over and deliver the Collateral, all as provided in this Agreement;

          (b) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (c) Pledgor is, and shall continue to be at all times, the sole legal and beneficial owner of the Collateral free and clear of any Liens, other than the liens created under the Secured Note and by this Agreement;

          (d) There are no outstanding options, warrants or other agreements with respect to the Collateral, other than as set forth in this Agreement, the Purchase Agreement and other documents executed in connection herewith and therewith;

          (e) Pledgor is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Collateral with respect to the Collateral;

          (f) No consent of any other party not already obtained and no consent, authorization, approval or other action by, and no notice to or filing or registration with, any governmental authority is required for (i) the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (ii) the exercise by Lender of rights and remedies in respect of the Collateral provided for in this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally) or (iii) the perfection of the security interests granted in SECTION 2 of this Agreement;

          (g) The execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, binding on or affecting Pledgor or any of its assets or the certificate of formation, the operating agreement or other creation or organizational documents of Pledgor or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor is a party or which is binding on Pledgor or any of its assets, and will not result in the creation or imposition of any Lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Agreement;

          (h) Lender has and shall have a continuing and valid first perfected priority security interest in the Collateral securing payment of the Obligations (as defined in Section 2(a) below). Pledgor shall defend Lender's right, title and security interest in and to the Collateral and the proceeds of the Collateral against claims and demands of all persons whatsoever;

          (i) Pledgor has not and shall not perform any acts which would prevent Lender from enforcing any of the terms and conditions of this Agreement; and

          (j) All information set forth in this Agreement relating to the Collateral is accurate and complete in all material respects as of the date of this Agreement and as of each date that future Collateral is delivered to Lender under this Agreement.

     All of the representations and warranties made in this SECTION 1 shall survive the execution and delivery of this Agreement and the extension of credit by Lender to Borrowers and shall be deemed to be repeated and confirmed on the date of the granting of each extension of credit and each time additional securities or property become subject to pledge under this Agreement.

          SECTION  2.  PLEDGE;  DELIVERY  OF  COLLATERAL.
                       ---------------------------------

          (a) As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of Pledgor's obligations under this Agreement and the Secured Note (collectively, the "Obligations"), Pledgor hypothecates, transfers, sets over,
                      -----------
pledges, assigns and grants to Lender a first lien on and first security interest in, and a right of setoff with respect to, the following, whether now owned or hereafter acquired or created:

               (i) the Shares, any additional shares of the Corporation's capital stock at any time and from time to time acquired by Pledgor in any manner and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time declared or distributed in respect of, in exchange for, or attached to or issued with respect to, any or all of the Shares, any other shares of the Corporation's capital stock acquired by Pledgor or any other Collateral;

               (ii) all other property delivered by the Corporation in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time declared or distributed in respect of, in exchange for or attached to or issued with respect to any or all of such property; and

               (iii)     proceeds  of  the  foregoing;

           (b) Pledgor shall concurrently with the execution and delivery of this Agreement, deliver to Lender all of the now existing certificated securities comprising Collateral, if any, in suitable form for transfer by delivery and accompanied by duly executed instruments of transfer, instructions or assignments in blank (with any signatures appropriately guaranteed), all in form and substance acceptable to Lender. Lender shall maintain possession and custody of the Collateral so delivered. After a Default (as defined in the Secured Note) shall have occurred or be continuing, in the event that any Collateral shall at any time consist of certificated securities, whether as a result of this Agreement or otherwise, Lender shall be permitted to transfer all or any part of such Collateral into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest under this Agreement, and, in furtherance of the foregoing Pledgor shall, at the time any Collateral shall consist of certificated securities, deliver to Lender such duly executed instruments of transfer, instructions, or assignments in blank (with any signatures appropriately guaranteed) with respect to such Collateral, all in form and substance acceptable to Lender.

          (c) Pledgor shall hold or cause to be held in trust for Lender and upon receipt thereof immediately deliver or cause to be delivered to Lender any and all other Collateral acquired by Pledgor or coming into its possession, custody or control after the date of this Agreement; provided, however, that Pledgor shall be permitted to receive and retain cash distributions from each Company constituting part of the Collateral at any time when no Default has occurred and is continuing. All such Collateral shall be accompanied by such duly executed instruments of transfer, instructions, or assignments in blank (with any signatures appropriately guarantied) as Lender may request, in each case in form and substance acceptable to Lender.

          (d) Any cash delivered to Lender pursuant to this Agreement shall be held by Lender as cash collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations. Lender may at any time apply any or all of such cash or cash collateral to the payment of any or all of the Obligations and upon the payment in full of all Obligations any remaining such cash shall be turned over to Pledgor. Pending such application, Lender may (but shall not be obligated to) invest the same in a savings account, under which deposits are available for immediate withdrawal, with a financial institution as Lender may, in its sole discretion select. Interest payable on any such savings account described in the foregoing sentence shall be collected by Lender and shall be deposited and held as additional cash collateral in such savings account.

          SECTION  3.  ADDITIONAL  AGREEMENTS.
                       ----------------------

          (a) Pledgor represents and warrants that Lender has and covenants that Lender shall have at all times a continuing and valid first priority security interest in the Collateral securing the prompt and complete payment and performance of the Obligations.

          (b) Pledgor shall not, without the prior written consent of Lender, sell, assign or otherwise dispose of any of the Collateral except for cash distributions received by Pledgor from each Company at any time when no Default has occurred and is continuing. Pledgor shall not, without the prior written consent of Lender, create or permit to exist any security interest in, or other encumbrance on, the Collateral, except the security interests in favor of Lender.

          (c) Pledgor authorizes Lender to file a financing statement describing the Collateral and authorizes Lender to describe the Collateral generally in a financing statement.

          SECTION  4.  VOTING  RIGHTS.  After  the  occurrence  and  during  the
                       --------------
continuance of a Default, all rights of Pledgor to vote, consent and exercise voting and other consensual rights with respect to the Collateral shall, upon notice from Lender to Pledgor, become vested in Lender which shall thereupon have the sole right to exercise such rights. At any time other than upon the occurrence and during the continuance of a Default, Pledgor shall be entitled to vote, consent and exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof in any manner not inconsistent with this Agreement. Pledgor hereby grants to Lender an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the sending of notice as aforesaid and shall be deemed coupled with an interest. After the occurrence and during the continuance of a Default, Pledgor agrees to deliver to Lender such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Collateral as Lender may request.

          SECTION  5.  FURTHER ASSURANCES.  At any time and from time to time at
                       ------------------
the reasonable request of Lender, at the sole cost and expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action (including without limitation the furnishing and filing of Uniform Commercial Code financing statements), that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted by Pledgor to Lender under this Agreement or to enable Lender to exercise and enforce its rights and remedies with respect to any Collateral under this Agreement.

          SECTION  6.  LENDER APPOINTED ATTORNEY-IN-FACT.  Pledgor appoints Rock
                       ---------------------------------
Creek  Equity  Holdings,  LLC  (the  "Lender Agent") and any officer or agent of
                                      ------ -----
Lender Agent as Pledgor's attorney-in-fact, with full power of substitution and full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender Agent's discretion to, if Pledgor fails, after reasonable request by Lender, to do so if required under this Agreement and in any event upon the occurrence and during the continuance of any Default, take any action and to execute any instrument which such Person may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any Collateral or any cash, securities, interest, dividends, distributions or other property in respect of the Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of the Collateral pursuant to SECTION 9, except as may be limited by applicable law. This power of attorney created under this Section, being coupled with an interest, shall be irrevocable for the term of this Agreement.

          SECTION 7.  REASONABLE CARE.  Lender shall exercise reasonable care in
                      ---------------
the custody of the Collateral but otherwise shall not be liable for any acts, omissions, errors of judgment, or mistakes of fact or law, including without limitation, acts, omissions, errors or mistakes with respect to the Collateral, but specifically not including acts of gross negligence or willful misconduct by Lender. Pledgor represents to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral, and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect to such matters. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords securities held for its own account, it being understood that Lender shall not have any responsibility under any circumstances whatsoever for taking any necessary steps to preserve rights against any prior parties with respect to any Collateral. Lender shall further be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Pledgor shall request in writing, but the failure by Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by Lender to do any act with respect to the preservation of such Collateral not so requested by Pledgor, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

          SECTION  8.  INDEMNIFICATION.  Pledgor  agrees  to  defend,  protect,
                       ---------------
indemnify and hold harmless Lender and, if applicable, each of its officers, directors, employees, attorneys and agents and each Person, if any, who controls any of them within the meaning the Securities Act of 1933, as amended, or of the Securities Exchange Act of 1934, as amended (collectively, called the
"Indemnitees")  from  and  against any and all liabilities, obligations, losses,
 -----------
damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto, which are imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities, environmental and commercial laws and regulations, under common law or at equitable cause or on contract or otherwise) in any manner relating to or arising out of the preparation, review, negotiation, execution, delivery or performance of this Agreement, or any act, event or transaction related or attendant thereto, the agreements of Pledgor or Lender contained herein or the management of the Collateral (collectively, the "Indemnified Matters"); provided that Pledgor
                                  --------------------
shall  not  have  any  obligation  to  indemnify any Indemnitee pursuant to this
SECTION 8 with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee. The obligations of Pledgor under this SECTION 8 shall survive the termination of this Agreement.

          SECTION  9.  REMEDIES  UPON  A  DEFAULT.
                       --------------------------

          (a) Subject to applicable law, after a Default shall have occurred and be continuing, Lender or its agent or agents shall have the right to:

               (i) transfer all or any part of the Collateral into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest under this Agreement;

               (ii) endorse Pledgor's name upon any item of Collateral or any correspondence, notice, document or agreement relating to any Collateral;

               (iii) assert, either in the name of Lender or the name of Pledgor any claim that Pledgor may have from time to time with respect to any or all of the Collateral and to prepare, file and sign Pledgor's name on any proof of claim or similar document with respect to any obligor on any Collateral;

               (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part of the Collateral or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to the Collateral;

               (v) sell the Collateral at a price (which may be at a discount) and using such methods (including public or private sale) as may be commercially reasonably and, except as required by law, without notice to Pledgor, or, if such waiver of notice is invalid at law, upon ten (10) days' written notice (which Pledgor agrees is reasonable notification within the meaning of the Uniform Commercial Code as in effect from time to time in the State of Georgia (the "UCC"));
                                               ---

               (vi) bid on or purchase any of the Collateral at any sale (and in lieu of payment of the purchase price, set off the amount of such purchase price against the Obligations) and reasonably restrict the eligibility of prospective buyers at any sale;

               (vii) conduct, adjourn, or cancel any public or private sale without notice;

               (viii) sell the Collateral for cash or on credit or future delivery;

               (ix) if such sale is upon credit, to (A) defer any delivery of excess proceeds to Pledgor until full payment for the Collateral so sold is collected, (B) have

     Pledgor remain liable until full payment for the Collateral so sold is collected, and (C) retain the Collateral or a security interest in the Collateral; and

               (x) do all things and acts which are necessary in Lender's discretion to fulfill Pledgor's obligations under this Agreement.

          (b) The sale, lease or other disposition of the Collateral or any part thereof may be at a public or, to the extent permitted by law, private sale. Pledgor recognizes that Lender may resort to one or more private sales to a restricted group of offerees and purchasers who fulfill certain suitability standards to dispose of all or part of the Collateral and who agree, among other things, to acquire the Collateral for their own account for investment and not for distribution or resale. Pledgor hereby consents to private sales so made even though such sales may be at prices and upon other terms less favorable than if the Collateral were sold at public sales. Pledgor agrees that Lender shall have no obligation to delay sale of the Collateral for the period of time necessary to permit the offering and sale of any of the Collateral to be registered for sale under applicable laws. Pledgor consents that it is commercially reasonable for private sales to be made under the foregoing circumstances, and that Lender shall not be liable or accountable for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction or otherwise. In case of any sale of the Collateral on credit or for future delivery, Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral and, in case of any such failure, the Collateral may again be sold. In lieu of exercising the power of sale conferred upon it by this Agreement, Lender may proceed by a suit or suits at law or in equity to foreclose and sell the Collateral. Pledgor agrees that Lender shall not be liable for any loss in the value of the Collateral by reason of any delay in the sale of the Collateral.

          (c) Any purchaser of the Collateral at any sale shall after such sale hold the same absolutely, free from any claim or right of any kind (other than any claim or right of Lender), including any equitable right of redemption of Pledgor. Pledgor specifically waives all rights or redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. Pledgor will at the request of Lender execute any and all documents or instruments which Lender deems desirable to evidence Lender's rights as set forth in this Agreement.

          (d) Lender shall have the exclusive right to determine the application of any payments and credits, if any, on account of the Collateral.

          (e) Pledgor further agrees that Lender shall be entitled to exercise all of the rights and remedies available to a secured party under the UCC and all rights and remedies available to it under this Agreement, all of which rights and remedies shall be cumulative and non-exclusive.

          (f) Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          (g) Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          SECTION  10.  EXPENSES.  Pledgor, upon demand, shall pay to Lender the
                        --------
amount of any and all reasonable expenses, including the reasonable attorneys' and experts' fees and expenses, which Lender incurs in connection with (i) the custody, preservation or sale of, collection from or other realization upon, any of the Collateral under this Agreement, or (ii) the failure by Pledgor to perform or observe any of the provisions of this Agreement.

          SECTION  11.  SECURITY  INTEREST  ABSOLUTE.  All  rights of Lender and
                        ----------------------------
security interests granted under this Agreement and all obligations of Pledgor under this Agreement shall be absolute and unconditional irrespective of:

          (a) Any lack of validity or enforceability of the Purchase Agreement or the Secured Note or any other agreement or instrument relating to any of the foregoing; or

          (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Purchase Agreement or the Secured Note; or

          (c) Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations or any of the obligations of Pledgor under this Agreement; or

          (d) Any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or of this Agreement.

Without  limiting  the  generality  of  the  foregoing:

          (i) The obligations of Pledgor under this Agreement shall not be affected by (a) the failure of Lender to assert any claim or demand or to exercise or enforce any right, power or remedy against any other Person or the Collateral or otherwise, (b) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Obligations or the release or compromise of any obligation of any nature of any Person with respect thereto, or (c) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and observance of any of the Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property.

          (ii) To the fullest extent permitted by applicable law and except to the extent that any of the following are expressly required by the provisions of any of the Secured Note, Pledgor hereby waives (a) presentment, demand for payment and protest of nonpayment of any of the Obligations, and notices of protest, dishonor or nonperformance, (b) notice of any Default or Lender's inability to enforce performance of any guarantor's or of any other Persons' obligations to Lender, (c) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies with respect to any security for the Obligations or against any obligors on or guarantor of, the Obligations pursuant to this Agreement or the Secured Note or otherwise, and any requirements of diligence or promptness on the part of Lender in connection therewith, (d) any action or nonaction on the part of Lender which may impair or prejudice the rights of any Person, including without limitation subrogation rights or rights to obtain exoneration, contribution, indemnification or any other reimbursement or compensation from any guarantor or obligors in respect of the Obligations or any other Person, (e) failure or delay to perfect or continue the perfection of any security interest in any Collateral, (f) any action which harms or impairs the value of, or any failure to preserve or protect the value of, any Collateral, (g) any defense based upon an election of remedies by Lender, (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (i) any and all demands and notices of every kind and description, including notice of the creation of any of the Obligations, with respect to the foregoing or which may be required to be given by any statute or rule of law, and (j) all defenses (other than payment in full in cash) which Pledgor may now or hereafter have to the payment of the Obligations which could otherwise be asserted by Pledgor. In addition to the defenses referred to above which have been expressly waived hereunder, Pledgor waives all other defenses (other than payment in full in cash) which it may now or hereafter have to the payment by it of the Obligations. No delay or omission on the part of Lender or with respect to the Collateral shall operate as a waiver or relinquishment of such right. No action which Lender or any other
Person may take or refrain from taking with respect to the Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of Pledgor hereunder. None of the rights of Lender shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of them or any other Person, regardless of any knowledge thereof which Lender may have or otherwise be charged with. Pledgor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert, any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement or the Secured Note or the Obligations. Pledgor's obligations under this Agreement shall not be affected by the invalidity or unenforceability of any of the Obligations as against any guarantor thereof or any other Person.

          (iii) To the fullest extent permitted by applicable law, Pledgor hereby grants to Lender full power in its uncontrolled discretion, without notice to Pledgor, such notice being hereby expressly waived, and without in any way affecting the obligations of Pledgor under this Agreement:

          (a) To waive compliance with, and any Default under, and to consent on behalf of Lender to any amendment to or modification of any term or provision of, or to give any waiver on behalf of Lender in respect of, the Secured Note, the Collateral, the Obligations or any guarantee thereof (each as from time to time in effect);

          (b) To grant any one or more extensions or renewals of the Obligations (for any period, no matter how long), or any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any guarantor or any other Person in respect of the Obligations;

          (c) To take security in any form for the Obligations, and to the extent permitted in any security agreement to consent to (I) the addition to or (II) the substitution, exchange, surrender, release or other disposition of, or to deal in any other manner with, all or any part of any property contained in the Collateral whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and at any time after the occurrence and during the continuance of a Default to proceed against any of the Collateral or such guarantees in any order; and

          (d) To at any time after the occurrence and during the continuance of a Default collect or liquidate any of the Obligations or the Collateral in accordance with the terms of the Credit Agreement and this Agreement and applicable law or to refrain from collecting or liquidating any of the Obligations or the Collateral.

          (iv) Pledgor acknowledges and agrees that it has made such investigation as it deems desirable of the risks undertaken by Pledgor in entering into this Agreement and is fully satisfied that it understands all such risks. Pledgor hereby waives any obligation which may now or hereafter exist on the part of Lender to inform such Person of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, Pledgor undertakes to keep itself informed of such risks and any changes therein. Further, Pledgor hereby expressly waives any duty which may now or hereafter exist on the part of Lender to disclose to Pledgor any matter related to the business, operations, character, collateral, credit or condition (financial or otherwise) of the Corporation, any guarantor or any other Person or their Affiliates or their properties or management, whether now or hereafter known to Lender. Pledgor represents, warrants and agrees that it assumes sole responsibility for obtaining from each Borrower, any guarantor and each other Person all information concerning this Agreement, the Purchase Agreement, the Secured Note, and all other information as to the Corporation, any guarantor or any other Person and their Affiliates or their properties or management or anything relating to any of the above as Pledgor deems necessary or desirable.

          (v) Pledgor hereby covenants and agrees that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights with respect to the Obligations against any Person, including without limitation any other guarantor of the Obligations or any other Persons, prior to the payment in full of the Obligations.

          (vi) All of Lender's rights and remedies provided for herein, in the Purchase Agreement, the Secured Note, or any document or other instrument executed or delivered in connection therewith, or otherwise available to Lender under applicable law, shall be cumulative and non-exclusive to the extent permitted by law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Pledgor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Agreement or such other agreements set forth above.

          SECTION 12.  AMENDMENTS, WAIVERS AND CONSENTS.  No amendment or waiver
                       --------------------------------
of or consent to any departure by Pledgor from any provision of this Agreement, or release of the Collateral, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          SECTION  13.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding
                        ----------------------
upon Pledgor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

          SECTION  14.  NOTICES.   Notices to any party hereunder shall be given
                        -------
in the manner, to the address and with the effect provided for in the Credit Agreement.

          SECTION  15.  GOVERNING  LAW;  CONSENT TO JURISDICTION; WAIVER OF JURY
                        --------------------------------------------------------
TRIAL.
-----

          (A) THIS AGREEMENT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT ATLANTA, GEORGIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT OR TORT AND HOWSOEVER PERTAINING TO THE PARTIES' RELATIONSHIP, SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF GEORGIA, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF THE LAW OF THE STATE OF PLEDGOR'S FORMATION.

          (B) SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, THE PARTIES HERETO HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF ANY STATE (SUBJECT TO THE PARTIES RIGHT TO REMOVE TO A FEDERAL COURT LOCATED WITHIN FULTON COUNTY, GEORGIA) OR FEDERAL COURT LOCATED WITHIN FULTON COUNTY, GEORGIA AND WAIVE ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION
                                 ----- --- ----------
INSTITUTED THEREIN AND AGREE THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN THE PARTIES OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION LENDER REASONABLY DEEMS NECESSARY IN ORDER TO REALIZE ON ANY
COLLATERAL, REAL PROPERTY, OR OTHER SECURITY FOR THE OBLIGATIONS. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE COURTS REFERRED TO IN THIS SECTION 15(B) IN ANY SUCH ACTION OR PROCEEDING BY MAILING COPIES

OF SUCH SERVICE BY REGISTERED MAIL, POSTAGE PREPAID TO PLEDGOR AT SAID ADDRESS. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW BUT ANY FAILURE TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

          (C) PLEDGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. PLEDGOR HEREBY AGREES AND CONSENTS THAT AT THE SOLE DISCRETION OF LENDER ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL, WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

          (D) PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THE TRANSACTIONS GOVERNED BY THIS AGREEMENT AND THE TERMS OF THIS AGREEMENT.

          SECTION  16.  TERMINATION.  Subject to the provisions of SECTION 17 of
                        -----------
this Agreement, this Agreement shall terminate when all of the Obligations have been fully paid and performed, at which time Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms of this Agreement and shall still be held by it under this Agreement, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by Lender and at the expense of Pledgor.

          SECTION  17.  PAYMENTS  SET  ASIDE.  Notwithstanding the provisions of
                        --------------------
SECTION 16 of this Agreement, to the extent that Pledgor makes a payment or payments to Lender or Lender enforces its security interests or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part of such payment or payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part of such obligation originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION  18.  INTERPRETATION;  PARTIAL  INVALIDITY;  ENTIRE AGREEMENT.
                        -------------------------------------------------------
Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement is intended to supplement the obligations of Pledgor under the Purchase Agreement and Secured
Note. In the event of a conflict between the terms of the Purchase Agreement or Secured Note and this Agreement, the agreement giving Lender the greater rights shall control.

          SECTION  19.  HEADINGS.  The  section  headings used in this Agreement
                        --------
are for convenience of reference only and shall not define or limit the provisions of this Agreement.

          SECTION  20.  COUNTERPARTS.  This  Agreement may by executed in one or
                        ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [Signature page to follow]

          IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        CHARYS  HOLDING  COMPANY,  INC.,  a
                                        Delaware  corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




ACCEPTED:

ROCK  CREEK  EQUITY  HOLDINGS,  LLC


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


----------------------------------------
J. ALAN SHAW

                 SELLER'S AND CORPORATION'S DISCLOSURE SCHEDULES




     Attached hereto are the "DISCLOSURE SCHEDULES" of the Seller and the Corporation, as contemplated by the Agreement. Capitalized terms used, but not otherwise defined herein, have the meanings given to such terms in the Agreement. The disclosures on the following Disclosure Schedules may be over inclusive, considering the materiality standard contained in, and the disclosures required by, the provisions of the Agreement corresponding to the respective disclosure schedule, and the fact that any item or matter is disclosed on the attached Disclosure Schedules shall not be deemed to set or establish different standards of materiality or required disclosures from those set forth in the corresponding provisions of the Agreement. Any information disclosed in the Disclosure Schedules shall be deemed disclosed and incorporated into each other schedule of the Disclosure Schedules where such disclosure would be appropriate. Furthermore, the disclosure of any item or information in this Disclosure Schedule is not an admission that such item or information (or any non-disclosed item or information of comparable or greater significance) is material, is required to have been disclosed herein, or is of a nature that would have a Material Adverse Effect.

                                 SCHEDULE 1.3.2

                  Accounting Policies for Financial Statements

                           Revenue Recognition Policy

TECHNICAL SUPPORT CONTRACTS:
For Fiscal Year 2005, significant annual support contract revenues are recognized in 12 equal monthly installments.

HARDWARE:
Revenue is recognized for all hardware orders upon shipment of the hardware from the vendor.

SOFTWARE:
Revenue is recognized for all software orders upon shipment of the software from the vendor.

PROFESSIONAL SERVICES:
Fixed Fee Engagements: Revenue is recognized for all professional services contracts less than Ten Thousand U.S. Dollars ($10,000.00) at the time the customer contract is signed. Fifty Percent (50%) of revenue is recognized for all professional services contracts greater than Ten Thousand U.S. Dollars ($10,000.00) at the time the customer contract is signed. The remaining Fifty Percent (50%) is recognized upon project completion and signed customer acceptance.

Variable  Fee  Engagements:     Revenue is recognized in arrears as services are
performed.

OUTSOURCED CONTACT CENTER REVENUES:
Revenue is recognized for outsourced contact center revenues each month for services provided in that month. Contracts are typically fixed price per seat or hourly rate type agreements.

                                  SCHEDULE 2.1

                              Foreign Jurisdictions

     -    Alabama
     -    Florida
     -    South Carolina
     -    Louisiana
     -    North Carolina

                                  SCHEDULE 2.2

                           Subsidiaries and Affiliates


     - Synerio, Inc., a Georgia corporation - There are 100,000 of the 1,000,000 authorized shares of Synerio, Inc. outstanding, of which Jerry J. Harrison, Jr. owns 50,000 shares and Gregory A. Buchholz owns 50,000 shares.

                                  SCHEDULE 2.3

                                  Capital Stock


     - Method IQ, Inc. Stock Incentive Plan, adopted June 21, 2002 and amended November 18, 2002 (no options are currently outstanding).

                                  SCHEDULE 2.6

                                  No Conflicts


     - The Revolving Line of Credit Agreement with Carolina First Bank, dated March 9, 2004, under Account No. 5120708432, requires notification for any material change in the business, including ownership, management and financial conditions.

                                 SCHEDULE 2.7.1

                                   Financials

1.     December 31, 2004 and October 31, 2005 Financial Statements are attached.

                                 SCHEDULE 2.7.2

                                  Indebtedness


     -    None.

                                  SCHEDULE 2.8

                                    Employees

EMPLOYEE'S - ANNUAL BASE SALARY EXCEEDS $75,000.00:
---------------------------------------------------

-----------------------------------
ANNUAL SALARY  EMPLOYEE
-------------  --------------------
-------------  --------------------
77,700.22      Luker, Mark
-------------  --------------------
80,000.18      Taylor, William
-------------  --------------------
82,500.08      Griggs, John J
-------------  --------------------
82,500.08      Morrison, Masheed
-------------  --------------------
87,500.14      Buzhardt, Jeffrey P
-------------  --------------------
90,000.04      Floyd, Larry
-------------  --------------------
92,482.00      Shaw, Joseph A
-------------  --------------------
95,000.10      Canales, Roman
-------------  --------------------
98,999.94      Bendall, William Ray
-------------  --------------------
99,999.90      Morse, Charles
-------------  --------------------
104,999.96     Masih, Aaron
-------------  --------------------
108,000.10     Buchholz, Gregory A
-------------  --------------------
108,000.10     Harrison Jr, Jerry J
-------------  --------------------
110,000.02     Webb, Wayne
-------------  --------------------
110,664.06     Gilmore, Nancy W
-------------  --------------------
115,000.08     Todd, Russell
-----------------------------------

                               SCHEDULE 2.10.1(A)

                             Employee Benefit Plans


     - Method IQ, Inc. Stock Incentive Plan, adopted June 21, 2002 and amended November 18, 2002.

     - 2005 and 2006 Variable Compensation Plan - a commission compensation plan for certain sales managers and representatives.

     -    Method  IQ  401(k)  Plan

                               SCHEDULE 2.10.1(B)

                               Employee Contracts


     -    None.

                               SCHEDULE 2.10.1(C)

                                Debt Instruments

--------------------------------------------------------------------------------
LENDER                         BORROWER         ACCOUNT INFORMATION:
-----------------------------  ---------------  --------------------------------
Carolina First Bank            Method IQ, Inc.  Revolving Line of Credit for an
104 South Main Street                           amount up to $1,000,000.00
Greenville, SC  29601                           under Account No. 5120708432
-----------------------------  ---------------  --------------------------------
Dell Financial Services / CIT  Method IQ, Inc.  Loan Agreement for the
Online Bank                                     principal amount of $9,298.45
2855 E. Cottonwood Parkway                      for various computer equipment
Suite 110                                       under Loan Number 501
Salt Lake City, UT  84121                       006136825-003
-----------------------------  ---------------  --------------------------------
Chase Auto Finance             Method IQ, Inc.  Auto Loan Agreement in the
PO Box 9001800                                  original principal amount of
Louisville, KY  40290-1800                      45,000 under Loan Number
                                                10-31-9219-334002
--------------------------------------------------------------------------------

                               SCHEDULE 2.10.1(D)

                                   Guarantees

     - The Corporation has not guaranteed any obligation. Notwithstanding the foregoing, see Exhibit K for an itemization of personal guarantees provided by Jerry H. Harrison and Gregory A. Buchholz, as individuals, for agreements entered into by the Corporation.

                               SCHEDULE 2.10.1(E)

                             Loans to Third Parties

     - J. Alan Shaw has purchased his stock in the Corporation via a promissory note, which is payable upon receipt by Mr. Shaw of his share of the cash portion of the Purchase Price.

                               SCHEDULE 2.10.1(F)

                        Real or Personal Property Leases

----------------------------------------------------------------------------
LESSOR:                            LESSEE           LEASE DESCRIPTION
---------------------------------  ---------------  ------------------------
Duke Realty Limited Partnership    Method IQ, Inc.  Lease dated November
                                                    11, 2004 for premises
                                                    located at 1750 Founders
                                                    Parkway, Suite 180,
                                                    Alpharetta, GA 30004
---------------------------------  ---------------  ------------------------
Premier Funding Group, Inc. /      Method IQ, Inc.  Lease No. 1049904001
North Atlanta National Bank
1720 Windward Concourse
Suite 390
Alpharetta, GA 30005
---------------------------------  ---------------  ------------------------
Premier Funding Group, Inc. /      Method IQ, Inc.  Lease No. 936822
US BankCorp
1720 Windward Concourse
Suite 390
Alpharetta, GA 30005
---------------------------------  ---------------  ------------------------
Dell Financial Services L.P.       Method IQ, Inc.  Lease No. 003-
One Dell Way                                        006136825-005
Round Rock, TX 78682
---------------------------------  ---------------  ------------------------
Dell Financial Services L.P.       Method IQ, Inc.  Lease No. 003-
One Dell Way                                        006136825-006
Round Rock, TX 78682
---------------------------------  ---------------  ------------------------
Dell Financial Services L.P.       Method IQ, Inc.  Lease No. 003-
One Dell Way                                        006136825-009
Round Rock, TX 78682
---------------------------------  ---------------  ------------------------
Sterling National Bank             Method IQ, Inc.  Lease No. 878-7916
500 7th Avenue, 11th Floor
New York, NY  10018
---------------------------------  ---------------  ------------------------
Lakeland Bank                      Method IQ, Inc.  Lease No. T02283A
250 Oak Ridge Road
Oak Ridge, NJ  07438-8906
---------------------------------  ---------------  ------------------------
American Enterprise Leasing, Inc.  Method IQ, Inc.  Contract No. 28031448
Box 88046
Milwaukee, WI  53288-0046
----------------------------------------------------------------------------

                               SCHEDULE 2.10.1(G)

                             Leases to Third Parties

     -    None.

                               SCHEDULE 2.10.1(H)

                               Contracts > $50,000


-------------------------------------------------------
Bellsouth Corp  - Telecommunications (CC)
-------------------------------------------------------
CompuCredit
-------------------------------------------------------
Bellsouth Corp - Technical Support (CRES)
-------------------------------------------------------
Leavett
-------------------------------------------------------
The South Financial Group
-------------------------------------------------------
GovConnect
-------------------------------------------------------
Bellsouth Communications LLC (Maintenance)
-------------------------------------------------------
TSYS
-------------------------------------------------------
Warranty Corp of America
-------------------------------------------------------
Starbucks Corporation
-------------------------------------------------------
McLeod Regional Medical Center
-------------------------------------------------------
Milliken
-------------------------------------------------------
Southland Log Homes
-------------------------------------------------------
Infinite Energy
-------------------------------------------------------
Compassion International
-------------------------------------------------------
North Broward Hospital
-------------------------------------------------------
The Network
-------------------------------------------------------
Intertape Polymer Group
-------------------------------------------------------
Cox Enterprises
-------------------------------------------------------
Sealy
-------------------------------------------------------
RSM McGladrey
-------------------------------------------------------
Gunter AFB
-------------------------------------------------------
Belk
-------------------------------------------------------
Union Planters
-------------------------------------------------------
Insite
-------------------------------------------------------
Embry-Riddle Aeronautical University
-------------------------------------------------------
Memphis Methodist Medical Center
-------------------------------------------------------
Anderson Area Medical Center
-------------------------------------------------------
NetBank
-------------------------------------------------------
BankPlus
-------------------------------------------------------
Burroughs & Chapin Company
-------------------------------------------------------
Georgia UPC
-------------------------------------------------------
Greenville Hospital System
-------------------------------------------------------
Central Piedmont Community College
-------------------------------------------------------
Bridgestone Firestone
-------------------------------------------------------
Carolina Care
-------------------------------------------------------
Jefferson Parrish
-------------------------------------------------------
Omega Financial
-------------------------------------------------------

                               SCHEDULE 2.10.1(I)

                                    Licenses

     -    None.

                               SCHEDULE 2.10.1(J)

                         Registration Rights and Grants

     -    None.

                               SCHEDULE 2.10.1(K)

                                  Non-Competes

     - The Company sold certain of its assets to FirstCall, LLC on September 1, 2005 pursuant to an Asset Purchase Agreement of same date. Pursuant to that agreement, the Company has agreed not to compete with FirstCall, LLC with respect to certain contracts that FirsCall, LLC acquired from the Company for a period of 2 years.

                               SCHEDULE 2.10.1(L)

                                Resale Agreements

     -    None.

                               SCHEDULE 2.10.1(M)

                             "Take or Pay" Contracts

     -    None

                               SCHEDULE 2.10.1(N)

                       Other Material Contracts > $50,000


     - There are no additional material contracts other than those already disclosed on the Disclosure Schedules.

                                 SCHEDULE 2.10.3

               Supply Agreements > $25,000 and Reseller Agreements


None.

                                 SCHEDULE 2.12.1

                           Marketable Title Exceptions


     - The Carolina First Bank Revolving Line of Credit and any other obligations of the Corporation to Carolina First Bank are secured by all assets including a first priority security assignment of all accounts and other rights to payments, now and in the future, as well as all general intangibles of the Corporation, as more fully described in the Promissory Note and Security Agreement.

                                 SCHEDULE 2.14.1

                           Tax Returns and Exceptions

     1.     TAX RETURNS:
            -----------

     -    Georgia
     -    Florida
     -    Alabama
     -    South Carolina


     2.     TAXES: EXCEPTIONS:
            -----------------

     -    None.

                                  SCHEDULE 2.17

                              Banking Relationships


     -    Carolina First Bank

          Operating               7100450390
          Line of Credit          5120708432

     -    BB&T Bank

          General Checking        5147158779

                                 SCHEDULE 2.18.1

                              Intellectual Property


Trademark Application:     "Method IQ", Serial Number 78366311, filed February
                            11, 2004.

                                 SCHEDULE 2.18.2

                               Proprietary Rights


Trademark Application:     "Method IQ", Serial Number 78366311, filed February
                            11, 2004.

                                  SCHEDULE 2.19

                          Transactions with Affiliates

     - The Corporation has paid $71,000 in management fees to Rock Creek Equity Holdings, LLC in 2005, as of October 31, 2005 and will pay an additional $14,000 in management fees through December 31, 2005.

                                  SCHEDULE 2.20

                                    Insurance

The Hartford
Business Liability
June 9, 2005 - June 9, 2006
Policy Number:  20SBATH1148

                                                      Limits Of Insurance
                                                      --------------------
Liability & Medical Expense                           $          2,000,000
Medical Expenses (Any One Person)                     $             10,000
Personal & Advertising Injury                         $          2,000,000
Damages to Premises Rented to You. Any One Premises   $            300,000
Aggregate Limits
    Products - Completed Operations                   $          4,000,000
    General Aggregate                                 $          4,000,000
Employment Practices Liability Coverage               $              5,000
Each Claim Limit
    Deductible - Each Claim Limit                     Not Applicable
Aggregate Limit                                       $              5,000
Hired/Non-Owned Auto Liability                        $          1,000,000

Canal Insurance Company
Workers' Compensation & Employer's Liability
September 6, 2005 - September 6, 2006
Policy Number:  WC18031-2

Bodily Injury by Accident   Bodily Injury by Disease   Bodily Injury by Disease
      Each accident               Each employee              Policy Limit
--------------------------  -------------------------  -------------------------
         $100,000                   $100,000                   $500,000

                              OFFICER'S CERTIFICATE
                              ---------------------
                         OF CHARYS HOLDING COMPANY, INC.
                         -------------------------------


     Reference is made to Section 10.1 of the Stock Purchase Agreement (the "Purchase Agreement"), dated as of the ____ day of ____________________, 2005, by and among Rock Creek Equity Holdings, LLC, J. Alan Shaw (collectively, the "Sellers"), Method IQ, Inc., a Georgia corporation (the "Corporation"), Charys Holding Company, Inc., a Delaware corporation (the "Purchaser") and Billy V. Ray, Jr. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

     The undersigned officer of Purchaser hereby certifies to the Sellers and the Corporation that:

     (i) Each of the representations and warranties of the Purchaser contained in the Purchase Agreement is accurate in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof; and

     (ii) The Purchaser has performed and complied in all material respects with its covenants and agreements set forth in the Purchase Agreement to be performed or complied with by it on or before the Closing Date.

Certified as of the ___day of ____________________, 2005.

                                        PURCHASER:

                                        CHARYS HOLDING COMPANY, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                              OFFICER'S CERTIFICATE
                              ---------------------
                               OF METHOD IQ, INC.
                               ------------------


     Reference is made to Section 9.1 and Section 9.4 of the Stock Purchase Agreement (the "Purchase Agreement"), dated as of the ____ day of _________________, 2005, by and among Rock Creek Equity Holdings, LLC, J. Alan Shaw (collectively, the "Sellers"), Method IQ, Inc., a Georgia corporation (the "Corporation"), Charys Holding Company, Inc., a Delaware corporation (the "Purchaser"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

     The undersigned officer of the Corporation hereby certifies to the Purchaser that:

     (i) Each of the representations and warranties of the Corporation contained in the Purchase Agreement is accurate in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof; and

     (ii) The Corporation has performed and complied in all material respects with its covenants and agreements set forth in the Purchase Agreement to be performed or complied with by it on or before the Closing Date.

     (iii) There has been no Material Adverse Change since the date of the Purchase Agreement.

Certified as of the ___day of _____________________, 2005.

                                        CORPORATION:

                                        METHOD IQ, INC.

                                        By:
                                            ------------------------------------
                                            Jerry J. Harrison, Jr., Chief
                                            Executive Officer

                             SECRETARY'S CERTIFICATE
                             -----------------------
                                       OF
                                       --
                                 METHOD IQ, INC.
                                 ---------------


     The undersigned hereby certifies to Charys Holding Company, Inc. (the "Purchaser") as follows:

     (1) That I am the duly elected, qualified and acting Secretary of Method IQ, Inc., a corporation duly organized, existing and in good standing under the laws of the State of Georgia (the "Corporation"), and that, as such, I have custody and control of the records of the Corporation.

     (2)     Attached  hereto  as EXHIBIT A is a true, correct and complete copy
                                  ---------
of  the  Articles  of  Incorporation  of  the  Corporation.

     (3)     Attached  hereto  as EXHIBIT B is a true, correct and complete copy
                                  ---------
of  the  Bylaws  of  the  Corporation.

     (4)     Attached  hereto  as EXHIBIT C is a true, correct and complete copy
                                  ---------
of resolutions duly adopted by the Board of Directors and the shareholders of the Corporation pursuant to applicable laws authorizing the execution, delivery and performance by the Corporation of the Transaction Documents (as defined below). Such resolutions have not been amended, modified or rescinded since the date of adoption thereof and are in full force and effect on the date hereof.

     (5)    Attached hereto as EXHIBIT D is a true, correct and complete copy of
                               ---------
the Corporation's Certificate of Existence from the State of Georgia, as in effect on the date hereof.

     (6) That set forth below are the names and signatures of the officers of the Corporation, who are authorized to execute on behalf of the Corporation that certain Stock Purchase Agreement dated ______________, 2005, by and among the Corporation, the Purchaser, Rock Creek Equity Holdings, LLC a Georgia limited liability company, J. Alan Shaw and Billy V. Ray, Jr. (the "Purchase Agreement"), and the other documents, instruments and certifications required by or contemplated in the Purchase Agreement (collectively with the Purchase Agreement, the "Transaction Documents").


          Name                      Position                    Signature
          ----                      --------                    ---------

  Gregory A. Buchholz         PRESIDENT & TREASURER
                                                           ---------------------

 Jerry J. Harrison, Jr.      CHIEF EXECUTIVE OFFICER
                                  & SECRETARY              ---------------------

     IN WITNESS WHEREOF, I have hereunto set my hand, this ________ day of ____________, 2005.



                                   -----------------------------------------
                                   Jerry J. Harrison, Jr., Secretary


     I, Gregory A. Buchholz hereby certify that (a) I am the President of the Corporation, (b) Jerry J. Harrison is the duly elected, qualified and acting Secretary of the Corporation, (c) the signature set forth above is his genuine signature, and (d) he is authorized to execute this Secretary's Certificate for and on behalf of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand, this ________ day of ____________, 2005.



                                   -----------------------------------------
                                   Gregory A. Buchholz, President

                                    EXHIBIT A

                            ARTICLES OF INCORPORATION

                                    EXHIBIT B

                                     BYLAWS

                                    EXHIBIT C

                          BOARD/SHAREHOLDER RESOLUTIONS

                                    EXHIBIT D

                        GEORGIA GOOD STANDING CERTIFICATE

                                    EXHIBIT L

                              Manager's Guaranties

The following personal guarantees were provided by Jerry H. Harrison and Gregory
A.  Buchholz,  as  individuals,  for agreements entered into by the Corporation:

     - Carolina First Revolving Line of Credit - Account Number 5120708432, guaranteed by Jerry J. Harrison, Jr. and Gregory A. Buchholz.
     - Dell Financial Services / CIT Online Bank - Loan Number 501-006136825-003, guaranteed by Jerry Harrison.
     - Dell Financial Services - Lease No. 003-006136825-005, guaranteed by Jerry Harrison.
     - Dell Financial Services - Lease No. 003-006136825-006, guaranteed by Jerry Harrison.
     - Premier Funding Group, Inc. - Agreement No. 936822, guaranteed by Jerry J. Harrison, Jr. and Gregory A. Buchholz.
     - Sterling National Bank - Lease No. 878-7916, guaranteed by Jerry J. Harrison, Jr. and Gregory A. Buchholz.
     - Lakeland Bank - Lease No. T02283A, guaranteed by Jerry J. Harrison, Jr. and Gregory A. Buchholz.
     - America Enterprise Leasing, Inc. - Contract No. 28031448, guaranteed by Jerry J. Harrison, Jr. and Gregory A. Buchholz.

                                [GRAPHIC OMITTED]
                                 CAROLINA FIRST
                                ------------------------------------------------
                                                             Carolina First Bank
                                                   P.O. Box 1029, Greenville, SC
                                                                           29602
                                                           www.carolinafirst.com



December 1,2005

Method IQ, Inc.
1750 Founder's Parkway, Suite 180
Alpharetta, GA 30004

Ladies and Gentlemen:

Reference is made to the Revolving Line of Credit Agreement, dated as of March 9, 2004 between Carolina First Bank (the "Bank") and Method IQ, Inc. (the "Company") (the "Financing Agreement").

In connection with the Stock Purchase Agreement (the "Stock Purchase Agreement"), anticipated to be executed on or around December 2, 2005 among the Company, Rock Creek Equity Holdings, LLC ("RC"), J. Alan Shaw (togther with RC, the "Sellers"), Billy V. Ray and Charys Holding Company, Inc. (the "Buyer"), pursuant to which, among other items, the Sellers will sell all of the stock of the Company to Buyer, the Bank hereby consents, for purposes of the Financing Agreement, to the transactions contemplated by the Stock Purchase Agreement.

Sincerely:

CAROLINA FIRST BANK


By:/s/ Charles D. Chamberlain
   --------------------------
   Charles D. Chamberlain
   Executive Vice President

Agreed and acknowledged as of the date first above written:

METHOD IQ, INC.

By:
   --------------------------
   Name:
   Title:

                            GLAST, PHILLIPS & MURRAY
                           A PROFESSIONAL CORPORATION


   ATTORNEYS AND             815 WALKER  SUITE 1250                 DALLAS
    COUNSELORS                HOUSTON, TEXAS 77002              (972) 419-8300
     --------                    (713)237-3111                     --------
                           TELECOPIER (713) 237-3202              SAN ANTONIO
                                                                (210) 244-4100


                                December 2, 2005

Mr. Jerry J. Harrison, Jr.
Method IQ, Inc.
1750 Founders Parkway, Suite 180
Alpharetta, Georgia 30004

     Re:     Acquisition of Method IQ, Inc. by Charys Holding Company, Inc.

Dear Mr. Harrison:

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

     1. The Purchaser was duly organized as a corporation, and is validly existing and in good standing, under the laws of the State of Delaware.

     2. The Purchaser has the corporate power and authority to execute and deliver the Transaction Agreements and to perform its obligations under such Transaction Agreements.

     3. The execution, delivery and performance of the Transaction Agreements by the Purchaser have been duly authorized by all necessary corporate or other action; the Purchaser has duly executed and delivered the Transaction Agreements; and the Transaction Agreements are legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms.

     4. The execution and delivery of the Transaction Agreements by the Purchaser and the performance by the Purchaser of its obligations thereunder will not result in any:

          (a)     Violation of the Purchaser's Certificate of Incorporation or
Bylaws;

          (b) Violation of any existing federal, State of Delaware or State of Georgia constitution, statute, regulation, rule, order or law to which the Purchaser or Ray or their assets are subject, which either prohibit performance by the Purchaser of its obligations under the Transaction Agreements or subject the Purchaser to a fine, penalty, or other similar sanction; or

          (c) Violation of any judicial or administrative decree, writ, judgment or order to which, to the knowledge of Purchaser's counsel, the Purchaser or its assets are subject.

     5. No consent, approval, authorization or other action by, or filing with, any governmental authority or regulatory body of the United States or the State of Georgia or pursuant to the General Corporation Laws of the State of Delaware ("DGCL") (collectively, "Consents"), is required for the Purchaser's execution and delivery of the Transaction Agreements and consummation of the transactions contemplated thereby.

     6. The Purchaser's authorized shares consist of 300,000,000 common shares and 5,000,000 preferred shares, of which, as of December 1, 2005, 8,930,951 common shares and 1,900,000 preferred shares are outstanding. The outstanding shares are duly authorized and validly issued and fully paid and non-assessable.

Mr. Jerry J. Harrison, Jr.
December 2, 2005
Page 2
--------------------------

     7. The shares reserved for issuance by the Purchaser to the Sellers are duly authorized, and will, upon issuance, be validly issued, fully paid and non-assessable and such shares are currently free of, and would not, if issued today, be issued in violation of, any preemptive rights, rights of first refusal, co-sale rights or similar rights or restrictions or other restrictions on transfer.

     8. There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Purchaser of any shares of its capital stock, other than (a) as listed in the public filings by the Purchaser; (b) as disclosed in the Transaction Agreements; (c) the rights created by the Transaction Agreements, if any, and (d) the rights contained in the Certificate of Incorporation.

     9. Purchaser's counsel confirms that, to its knowledge, no litigation other than (a) Benjamin F. Holcomb v. Charys Holding Company, Inc., Civil Action File No. 2005CV105803, pending in the Superior Court of Fulton County, State of Georgia, (b) Edward Acosta v. Charys Holding Company, Inc., Civil Action File No. 2005CV108667, pending in the Superior Court of Fulton County, State of Georgia, and (c) except or otherwise disclosed in the public filings by the Purchaser, mediation, arbitration, other alternative dispute resolution proceeding, or adversarial or sanction-oriented proceeding before any court, governmental agency or any self-regulatory organization, against the Purchaser or any of its properties is pending or overtly threatened by a written communication to the Purchaser, other than by Edward Acosta as a stockholder demanding that the Board of Directors of the Purchaser take certain specified actions.

                                   Very truly yours,
                                   /s/ Glast, Phillips & Murray